UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

Paul J. Battaglia 290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31

Date of reporting period: January 1, 2025 through December 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1:	Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR270.30e-1)

Manning & Napier Core Bond Series Tailored Shareholder Report MNCOB-I-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Core Bond - Class I ticker: EXCIX

This annual shareholder report contains important information about Class I of Core Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$47	0.45%

Expenses are equal to Class I shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the Bloomberg US Aggregate Bond Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, selection within commercial mortgage-backed securities, as well as exposure to longer-dated Treasuries, were the largest detractors to returns.

Positioning

The Series maintains a roughly neutral duration as we believe that rates are fairly valued and view risks for yields as more balanced. Furthermore, we continue to favor securitized debt, emphasizing senior, high-quality assets with low credit risk such as student loans and data centers. Alternatively, we are more cautious on corporate credit as valuations remain elevated on a historical basis.

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Given the asymmetric return profile of credit markets and stretched valuations, we do not believe that investors are not being adequately compensated for additional risk. Accordingly, we are emphasizing capital preservation and disciplined risk management, while selectively allocating to opportunities where valuations and underlying fundamentals are more compelling.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through August 3, 2015 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class S shares. Because the Class I shares invest in the same portfolio of securities as Class S, performance will only be different to the extent that the Class S shares have a higher expense ratio.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Core Bond Series Tailored Shareholder Report MNCOB-I-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
Core Bond Series - Class I	6.93%	-0.40%	2.01%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ('Bloomberg'), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$633,528,303
Number of Holdings	192
Portfolio Turnover (for the year ended 12/31/25)	38%
Total Advisory Fees Paid (net of reimbursements)	$0*
*	Advisory fees were fully waived.

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Core Bond Series Tailored Shareholder Report MNCOB-S-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Core Bond - Class S ticker: EXCRX

This annual shareholder report contains important information about Class S of Core Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$68	0.66%

Expenses are equal to Class S shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the Bloomberg US Aggregate Bond Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, selection within commercial mortgage-backed securities, as well as exposure to longer-dated Treasuries, were the largest detractors to returns.

Positioning

The Series maintains a roughly neutral duration as we believe that rates are fairly valued and view risks for yields as more balanced. Furthermore, we continue to favor securitized debt, emphasizing senior, high-quality assets with low credit risk such as student loans and data centers. Alternatively, we are more cautious on corporate credit as valuations remain elevated on a historical basis.

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Given the asymmetric return profile of credit markets and stretched valuations, we do not believe that investors are not being adequately compensated for additional risk. Accordingly, we are emphasizing capital preservation and disciplined risk management, while selectively allocating to opportunities where valuations and underlying fundamentals are more compelling.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Core Bond Series Tailored Shareholder Report MNCOB-S-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
Core Bond Series - Class S	6.81%	-0.62%	1.78%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ('Bloomberg'), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$633,528,303
Number of Holdings	192
Portfolio Turnover (for the year ended 12/31/25)	38%
Total Advisory Fees Paid (net of reimbursements)	$0*
*	Advisory fees were fully waived.

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Core Bond Series Tailored Shareholder Report MNCOB-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Core Bond - Class W ticker: MCBWX

This annual shareholder report contains important information about Class W of Core Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$5	0.05%

Expenses are equal to Class W shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the Bloomberg US Aggregate Bond Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, selection within commercial mortgage-backed securities, as well as exposure to longer-dated Treasuries, were the largest detractors to returns.

Positioning

The Series maintains a roughly neutral duration as we believe that rates are fairly valued and view risks for yields as more balanced. Furthermore, we continue to favor securitized debt, emphasizing senior, high-quality assets with low credit risk such as student loans and data centers. Alternatively, we are more cautious on corporate credit as valuations remain elevated on a historical basis.

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Given the asymmetric return profile of credit markets and stretched valuations, we do not believe that investors are not being adequately compensated for additional risk. Accordingly, we are emphasizing capital preservation and disciplined risk management, while selectively allocating to opportunities where valuations and underlying fundamentals are more compelling.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Core Bond Series Tailored Shareholder Report MNCOB-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
Core Bond Series - Class W	7.43%	0.00%	2.22%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ('Bloomberg'), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$633,528,303
Number of Holdings	192
Portfolio Turnover (for the year ended 12/31/25)	38%
Total Advisory Fees Paid (net of reimbursements)	$0*
*	Advisory fees were fully waived.

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Core Bond Series Tailored Shareholder Report MNCOB-Z-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Core Bond - Class Z ticker: MCBZX

This annual shareholder report contains important information about Class Z of Core Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$31	0.30%

Expenses are equal to Class Z shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the Bloomberg US Aggregate Bond Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, selection within commercial mortgage-backed securities, as well as exposure to longer-dated Treasuries, were the largest detractors to returns.

Positioning

The Series maintains a roughly neutral duration as we believe that rates are fairly valued and view risks for yields as more balanced. Furthermore, we continue to favor securitized debt, emphasizing senior, high-quality assets with low credit risk such as student loans and data centers. Alternatively, we are more cautious on corporate credit as valuations remain elevated on a historical basis.

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Given the asymmetric return profile of credit markets and stretched valuations, we do not believe that investors are not being adequately compensated for additional risk. Accordingly, we are emphasizing capital preservation and disciplined risk management, while selectively allocating to opportunities where valuations and underlying fundamentals are more compelling.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March 1, 2019 (the inception date of the Class Z shares), performance for the Class Z shares is based on the historical performance of the Class S shares. Because the Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Core Bond Series Tailored Shareholder Report MNCOB-Z-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
Core Bond Series - Class Z	7.18%	-0.24%	2.05%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ('Bloomberg'), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$633,528,303
Number of Holdings	192
Portfolio Turnover (for the year ended 12/31/25)	38%
Total Advisory Fees Paid (net of reimbursements)	$0*
*	Advisory fees were fully waived.

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Unconstrained Bond Series Tailored Shareholder Report MNCPB-I-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Unconstrained Bond - Class I ticker: MNCPX

This annual shareholder report contains important information about Class I of Unconstrained Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025, including a description of changes to the Series that occurred during the reporting period. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$51	0.49%

Expenses are equal to Class I shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed the broad market as represented by the Bloomberg US Aggregate Bond Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted on an absolute basis from declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, a shorter duration detracted from relative returns as rates fell across most of the yield curve.

Positioning

The Series continues to have a modest absolute duration and a notable allocation to securitized credit (i.e., data center asset-backed securities, high quality student loans, commercial mortgage-backed securities, etc.), as well as a sizeable allocation to US Treasuries. Alternatively, we are more cautious on corporate credit as valuations are elevated.

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Given the asymmetric return profile of credit markets and stretched valuations, we do not believe that investors are not being adequately compensated for additional risk. Accordingly, we are emphasizing capital preservation and disciplined risk management, while selectively allocating to opportunities where valuations and underlying fundamentals are more compelling.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and two more narrowly based indices that reflect the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The FTSE 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. 3-Month Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Unconstrained Bond Series Tailored Shareholder Report MNCPB-I-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
Unconstrained Bond Series - Class I	6.41%	2.55%	3.39%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
FTSE 3-Month T-Bill Index	4.40%	3.31%	2.23%
ICE BofA US 3-Month Treasury Bill Index	4.18%	3.17%	2.18%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$794,596,760
Number of Holdings	217
Portfolio Turnover (for the year ended 12/31/25)	53%
Total Advisory Fees Paid (net of reimbursements)	$630,323

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

How has the Fund changed?

Effective July 15, 2025, the Series’ secondary benchmark changed as follows:

Current Secondary Benchmark	New Secondary Benchmark
FTSE 3-Month Treasury Bill Index	ICE BofA US 3-Month Treasury Bill Index

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Unconstrained Bond Series Tailored Shareholder Report MNCPB-S-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Unconstrained Bond - Class S ticker: EXCPX

This annual shareholder report contains important information about Class S of Unconstrained Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025, including a description of changes to the Series that occurred during the reporting period. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$77	0.75%

Expenses are equal to Class S shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed the broad market as represented by the Bloomberg US Aggregate Bond Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted on an absolute basis from declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, a shorter duration detracted from relative returns as rates fell across most of the yield curve.

Positioning

The Series continues to have a modest absolute duration and a notable allocation to securitized credit (i.e., data center asset-backed securities, high quality student loans, commercial mortgage-backed securities, etc.), as well as a sizeable allocation to US Treasuries. Alternatively, we are more cautious on corporate credit as valuations are elevated.

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Given the asymmetric return profile of credit markets and stretched valuations, we do not believe that investors are not being adequately compensated for additional risk. Accordingly, we are emphasizing capital preservation and disciplined risk management, while selectively allocating to opportunities where valuations and underlying fundamentals are more compelling.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and two more narrowly based indices that reflect the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The FTSE 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. 3-Month Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Unconstrained Bond Series Tailored Shareholder Report MNCPB-S-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
Unconstrained Bond Series - Class S	6.17%	2.31%	3.14%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
FTSE 3-Month T-Bill Index	4.40%	3.31%	2.23%
ICE BofA US 3-Month Treasury Bill Index	4.18%	3.17%	2.18%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$794,596,760
Number of Holdings	217
Portfolio Turnover (for the year ended 12/31/25)	53%
Total Advisory Fees Paid (net of reimbursements)	$630,323

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

How has the Fund changed?

Effective July 15, 2025, the Series’ secondary benchmark changed as follows:

Current Secondary Benchmark	New Secondary Benchmark
FTSE 3-Month Treasury Bill Index	ICE BofA US 3-Month Treasury Bill Index

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Unconstrained Bond Series Tailored Shareholder Report MNCPB-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Unconstrained Bond - Class W ticker: MUBWX

This annual shareholder report contains important information about Class W of Unconstrained Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025, including a description of changes to the Series that occurred during the reporting period. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$5	0.05%

Expenses are equal to Class W shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed the broad market as represented by the Bloomberg US Aggregate Bond Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted on an absolute basis from declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, a shorter duration detracted from relative returns as rates fell across most of the yield curve.

Positioning

The Series continues to have a modest absolute duration and a notable allocation to securitized credit (i.e., data center asset-backed securities, high quality student loans, commercial mortgage-backed securities, etc.), as well as a sizeable allocation to US Treasuries. Alternatively, we are more cautious on corporate credit as valuations are elevated.

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Given the asymmetric return profile of credit markets and stretched valuations, we do not believe that investors are not being adequately compensated for additional risk. Accordingly, we are emphasizing capital preservation and disciplined risk management, while selectively allocating to opportunities where valuations and underlying fundamentals are more compelling.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and two more narrowly based indices that reflect the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

The FTSE 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. 3-Month Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Unconstrained Bond Series Tailored Shareholder Report MNCPB-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
Unconstrained Bond Series - Class W	6.85%	2.99%	3.62%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
FTSE 3-Month T-Bill Index	4.40%	3.31%	2.23%
ICE BofA US 3-Month Treasury Bill Index	4.18%	3.17%	2.18%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$794,596,760
Number of Holdings	217
Portfolio Turnover (for the year ended 12/31/25)	53%
Total Advisory Fees Paid (net of reimbursements)	$630,323

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

How has the Fund changed?

Effective July 15, 2025, the Series’ secondary benchmark changed as follows:

Current Secondary Benchmark	New Secondary Benchmark
FTSE 3-Month Treasury Bill Index	ICE BofA US 3-Month Treasury Bill Index

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier High Yield Bond Series Tailored Shareholder Report MNHYB-I-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report High Yield Bond - Class I ticker: MNHAX

This annual shareholder report contains important information about Class I of High Yield Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$60	0.58%

Expenses are equal to Class I shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the ICE BofA US High Yield Cash Pay Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining yields and modestly tighter credit spreads over the year. On a relative basis, security selection within Energy, Retail, and Health Care were the largest detractors to returns.

Positioning

The Series continues to have a notable overweight to Financial Services, however, it is diversified across industries such litigation finance, student loans, consumer debt receivables, trading platforms, brokerage firms, mortgage originators, etc. Additionally, we maintain selective investment-grade exposure in the portfolio, driven by compelling individual opportunities (strong companies trading at attractive valuations relative to both the broader investment-grade and high-yield markets).

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Furthermore, valuations within high yield remain elevated and risks are skewed to the downside.

That stated, our approach to high yield allows us to prioritize risk mitigation, while also pursuing select, compelling opportunities. As such, we continue to focus on businesses that generate positive free cash flow and that either pay down debt or focus on improving their business with good relative value.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and one narrowly based index that reflect the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier High Yield Bond Series Tailored Shareholder Report MNHYB-I-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
High Yield Bond Series - Class I	6.89%	6.38%	7.33%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
ICE BofA U.S. High Yield Cash Pay Index	8.55%	4.48%	6.43%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$1,439,155,641
Number of Holdings	88
Portfolio Turnover (for the year ended 12/31/25)	92%
Total Advisory Fees Paid (net of reimbursements)	$5,632,736

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

*	Less than 0.01%
The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier High Yield Bond Series Tailored Shareholder Report MNHYB-S-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report High Yield Bond - Class S ticker: MNHYX

This annual shareholder report contains important information about Class S of High Yield Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$91	0.88%

Expenses are equal to Class S shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the ICE BofA US High Yield Cash Pay Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining yields and modestly tighter credit spreads over the year. On a relative basis, security selection within Energy, Retail, and Health Care were the largest detractors to returns.

Positioning

The Series continues to have a notable overweight to Financial Services, however, it is diversified across industries such litigation finance, student loans, consumer debt receivables, trading platforms, brokerage firms, mortgage originators, etc. Additionally, we maintain selective investment-grade exposure in the portfolio, driven by compelling individual opportunities (strong companies trading at attractive valuations relative to both the broader investment-grade and high-yield markets).

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Furthermore, valuations within high yield remain elevated and risks are skewed to the downside.

That stated, our approach to high yield allows us to prioritize risk mitigation, while also pursuing select, compelling opportunities. As such, we continue to focus on businesses that generate positive free cash flow and that either pay down debt or focus on improving their business with good relative value.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and one narrowly based index that reflect the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier High Yield Bond Series Tailored Shareholder Report MNHYB-S-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
High Yield Bond Series - Class S	6.65%	6.11%	7.06%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
ICE BofA U.S. High Yield Cash Pay Index	8.55%	4.48%	6.43%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$1,439,155,641
Number of Holdings	88
Portfolio Turnover (for the year ended 12/31/25)	92%
Total Advisory Fees Paid (net of reimbursements)	$5,632,736

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

*	Less than 0.01%
The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier High Yield Bond Series Tailored Shareholder Report MNHYB-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report High Yield Bond - Class W ticker: MHYWX

This annual shareholder report contains important information about Class W of High Yield Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$10	0.10%

Expenses are equal to Class W shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the ICE BofA US High Yield Cash Pay Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining yields and modestly tighter credit spreads over the year. On a relative basis, security selection within Energy, Retail, and Health Care were the largest detractors to returns.

Positioning

The Series continues to have a notable overweight to Financial Services, however, it is diversified across industries such litigation finance, student loans, consumer debt receivables, trading platforms, brokerage firms, mortgage originators, etc. Additionally, we maintain selective investment-grade exposure in the portfolio, driven by compelling individual opportunities (strong companies trading at attractive valuations relative to both the broader investment-grade and high-yield markets).

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Furthermore, valuations within high yield remain elevated and risks are skewed to the downside.

That stated, our approach to high yield allows us to prioritize risk mitigation, while also pursuing select, compelling opportunities. As such, we continue to focus on businesses that generate positive free cash flow and that either pay down debt or focus on improving their business with good relative value.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and one narrowly based index that reflect the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class S shares. Because the Class W shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier High Yield Bond Series Tailored Shareholder Report MNHYB-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
High Yield Bond Series - Class W	7.43%	6.96%	7.65%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
ICE BofA U.S. High Yield Cash Pay Index	8.55%	4.48%	6.43%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$1,439,155,641
Number of Holdings	88
Portfolio Turnover (for the year ended 12/31/25)	92%
Total Advisory Fees Paid (net of reimbursements)	$5,632,736

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

*	Less than 0.01%
The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier High Yield Bond Series Tailored Shareholder Report MNHYB-Z-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report High Yield Bond - Class Z ticker: MHYZX

This annual shareholder report contains important information about Class Z of High Yield Bond Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$48	0.46%

Expenses are equal to Class Z shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the ICE BofA US High Yield Cash Pay Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining yields and modestly tighter credit spreads over the year. On a relative basis, security selection within Energy, Retail, and Health Care were the largest detractors to returns.

Positioning

The Series continues to have a notable overweight to Financial Services, however, it is diversified across industries such litigation finance, student loans, consumer debt receivables, trading platforms, brokerage firms, mortgage originators, etc. Additionally, we maintain selective investment-grade exposure in the portfolio, driven by compelling individual opportunities (strong companies trading at attractive valuations relative to both the broader investment-grade and high-yield markets).

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Furthermore, valuations within high yield remain elevated and risks are skewed to the downside.

That stated, our approach to high yield allows us to prioritize risk mitigation, while also pursuing select, compelling opportunities. As such, we continue to focus on businesses that generate positive free cash flow and that either pay down debt or focus on improving their business with good relative value.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and one narrowly based index that reflect the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March 1, 2019 (the inception date of the Class Z shares), performance for the Class Z shares is based on the historical performance of the Class S shares. Because the Class Z shares invest in the same portfolio of securities as the Class S shares, performance will be different only to the extent that the Class S shares have a higher expense ratio.

The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier High Yield Bond Series Tailored Shareholder Report MNHYB-Z-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
High Yield Bond Series - Class Z	7.02%	6.50%	7.34%
Bloomberg U.S. Aggregate Bond Index	7.30%	-0.36%	2.01%
ICE BofA U.S. High Yield Cash Pay Index	8.55%	4.48%	6.43%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$1,439,155,641
Number of Holdings	88
Portfolio Turnover (for the year ended 12/31/25)	92%
Total Advisory Fees Paid (net of reimbursements)	$5,632,736

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

*	Less than 0.01%
The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Diversified Tax Exempt Series Tailored Shareholder Report MNDTE-A-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Diversified Tax Exempt - Class A ticker: EXDVX

This annual shareholder report contains important information about Class A of Diversified Tax Exempt Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025, including a description of changes to the Series that occurred during the reporting period. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$48	0.47%

Expenses are equal to Class A shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the Bloomberg Municipal 1-15 YR Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from generally declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, an underweight to intermediate-term bonds, as well as an overweight to longer maturity bonds (where yields moved higher), detracted from returns.

Positioning

In terms of positioning, we are marginally overweight duration as longer-term bonds remain attractive. Furthermore, we continue to have a relatively higher quality tilt than the broad market as we do not believe we are being adequately compensated for the additional credit risks assumed.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg Municipal 1-15 Year Index measures the performance of USD-denominated long-term, tax-exempt bond market with maturities of 1-15 years, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The Bloomberg Municipal Bond Index covers the USD-denominated long term tax exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The Index measures all municipal bonds with at least one year until final maturity. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Manning & Napier Diversified Tax Exempt Series Tailored Shareholder Report MNDTE-A-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
Diversified Tax Exempt Series - Class A	4.30%	0.54%	1.55%
Bloomberg Municipal Bond Index	4.25%	0.80%	2.34%
Bloomberg Municipal 1-15 Year Bond Index	5.18%	1.16%	2.27%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ('Bloomberg'), and/or its third-party suppliers and has been licensed for use by Manning & Napier.  Bloomberg and its third-party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$213,423,758
Number of Holdings	145
Portfolio Turnover (for the year ended 12/31/25)	30%
Total Advisory Fees Paid (net of reimbursements)	$2,711

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period.

Top Ten States (% of total investments)

(as of December 31, 2025)

New York, 12.1%
Wisconsin, 8.7%
Texas, 7.2%
Washington, 5.6%
Pennsylvania, 5.5%
Florida, 5.2%
Illinois, 4.9%
Tennessee, 4.1%
District of Columbia, 3.7%
Maryland, 3.1%

What did the Fund invest in?

(as of December 31, 2025)

Top Investment Types	%
Cash, short-term investment, and other assets, less liabilities	2.4
Commercial Mortgage-Backed Securities	1.0
General Obligation Bonds	55.1
Revenue Bonds	35.6
Exchange-Traded Fund	2.2
U.S. Treasury Notes	3.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

How has the Fund changed?

This is a summary of certain changes to the Series since December 31, 2024. For more complete information, you may review the Series' prospectus, available at www.manning-napier.com/products/mutual-funds or upon request by contacting us at (800) 466‑3863.

Effective March 1, 2025, Diversified Tax Exempt Series' management fee was reduced from 0.50% to 0.30%. Additionally, the Advisor has contractually agreed to limit its fees and reimburse expenses as necessary to ensure that direct annual fund operating expenses for Class A do not exceed 0.60% of average daily net assets.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Diversified Tax Exempt Series Tailored Shareholder Report MNDTE-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Diversified Tax Exempt - Class W ticker: MNDWX

This annual shareholder report contains important information about Class W of Diversified Tax Exempt Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025, including a description of changes to the Series that occurred during the reporting period. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$13	0.13%

Expenses are equal to Class W shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the Bloomberg Municipal 1-15 YR Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from generally declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, an underweight to intermediate-term bonds, as well as an overweight to longer maturity bonds (where yields moved higher), detracted from returns.

Positioning

In terms of positioning, we are marginally overweight duration as longer-term bonds remain attractive. Furthermore, we continue to have a relatively higher quality tilt than the broad market as we do not believe we are being adequately compensated for the additional credit risks assumed.

Fund Performance

The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through March 1, 2019 (the inception date of the Class W shares), performance for the Class W shares is based on the historical performance of the Class A shares. Because the Class W shares invest in the same portfolio of securities as the Class A shares, performance will be different only to the extent that the Class A shares have a higher expense ratio.

The Bloomberg Municipal 1-15 Year Index measures the performance of USD-denominated long-term, tax-exempt bond market with maturities of 1-15 years, including state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The Bloomberg Municipal Bond Index covers the USD-denominated long term tax exempt bond market. The Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The Index measures all municipal bonds with at least one year until final maturity. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

Manning & Napier Diversified Tax Exempt Series Tailored Shareholder Report MNDTE-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	10 Year
Diversified Tax Exempt Series - Class W	4.64%	0.99%	1.88%
Bloomberg Municipal Bond Index	4.25%	0.80%	2.34%
Bloomberg Municipal 1-15 Year Bond Index	5.18%	1.16%	2.27%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ('Bloomberg'), and/or its third-party suppliers and has been licensed for use by Manning & Napier.  Bloomberg and its third-party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$213,423,758
Number of Holdings	145
Portfolio Turnover (for the year ended 12/31/25)	30%
Total Advisory Fees Paid (net of reimbursements)	$2,711

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period.

Top Ten States (% of total investments)

(as of December 31, 2025)

What did the Fund invest in?

(as of December 31, 2025)

Top Investment Types	%
Cash, short-term investment, and other assets, less liabilities	2.4
Commercial Mortgage-Backed Securities	1.0
General Obligation Bonds	55.1
Revenue Bonds	35.6
Exchange-Traded Fund	2.2
U.S. Treasury Notes	3.7

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

How has the Fund changed?

This is a summary of certain changes to the Series since December 31, 2024. For more complete information, you may review the Series' prospectus, available at www.manning-napier.com/products/mutual-funds or upon request by contacting us at (800) 466‑3863.

Effective March 1, 2025, Diversified Tax Exempt Series' management fee was reduced from 0.50% to 0.30%. The Advisor continues to contractually waive the management fee for Class W shares. Additionally, the Advisor has contractually agreed to limit its fees and reimburse expenses as necessary to ensure that direct annual fund operating expenses of Class W do not exceed 0.30% of average daily net assets.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Callodine Equity Income Series Tailored Shareholder Report MNCEI-I-12/25-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier. Manning & Napier Investor Services, Inc.(MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares.

Manning & Napier has contracted Callodine Capital Management, LP, an affiliate of Manning & Napier and MNBD, to sub-advise the Callodine Equity Income Series.

annual shareholder report Callodine Equity Income Series - Class I ticker: CEIIX

This annual shareholder report contains important information about Class I of Callodine Equity Income Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$98	0.95%

Expenses are equal to Class I shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series generated positive returns and outperformed its benchmark, the S&P 500 High Dividend Index, over the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series’ positive absolute returns were driven by a third straight strong year for U.S. equity markets across market caps and styles, though dividend-paying companies lagged the broader market. The Series’ outperformance relative to its benchmark was a result of favorable sector allocation decisions that outweighed security selection challenges during the year. Specifically, overweight allocations to Consumer and Health Care names as well as underweight positions in the Real Estate and Materials sectors were all positive contributors to relative performance.

Positioning

The Series continues to identify attractive investment opportunities in the yield-oriented segment of the equity market. Notable areas of portfolio exposure relative to the benchmark include the Health Care, Consumer Discretionary, and Energy sectors. Conversely, the Series continues to have zero exposure to the Information Technology sector and notable underweight exposures to Financials and Utilities. Real Estate, while still an underweight, has been a notable source of new holdings in the portfolio.

Fund Performance

Performance prior to 10/23/2023 is based on historical performance of Callodine Equity Income Fund, LP (the “Predecessor Fund”) which was managed by Callodine Capital Management, LP and reorganized into the Manning & Napier Fund, Inc. Callodine Equity Income Series on 10/23/2023. The following graph compares the initial and subsequent account values since inception of the Predecessor Fund. Inception date for the Series was October 23, 2023. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

Performance prior to 10/23/2023 is based on the historical performance of Callodine Equity Income Fund, LP (the “Predecessor Fund”), which was managed by Callodine Capital Management, LP and reorganized into the Manning & Napier Fund, Inc. Callodine Equity Income Series on 10/23/2023. Inception performance is based on the Predecessor Fund’s inception of 01/01/2022. The Predecessor Fund, a private investment company, was not registered under the Investment Company Act of 1940, and therefore was not subject to the same investment and tax restrictions. If the Predecessor Fund had operated as a registered mutual fund, performance may have been lower. The Predecessor Fund’s fees and expenses were higher than the fees and expenses of the Series’ Class I Shares. Accordingly, performance shown for the Class I shares is the Predecessor Fund’s performance unadjusted.

The S&P 500 High Dividend Index is designed to measure the performance of 80 high yield companies within the S&P 500 and is equally weighted to best represent the performance of this group, regardless of constituent size. The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The index accounts for the reinvestment of regular cash dividends, but not for the withholding of taxes. Index returns do not reflect any fees or expenses. You cannot invest directly in an index. Index returns provided by Bloomberg.

Manning & Napier Callodine Equity Income Series Tailored Shareholder Report MNCEI-I-12/25-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier. Manning & Napier Investor Services, Inc.(MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares.

Manning & Napier has contracted Callodine Capital Management, LP, an affiliate of Manning & Napier and MNBD, to sub-advise the Callodine Equity Income Series.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	Since Inception
Callodine Equity Income Series - Class I	5.98%	12.95%
S&P 500 Total Return Index	17.88%	11.12%
S&P 500 High Yield Dividend Index	4.69%	5.53%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Performance numbers for the Predecessor Fund and the indices are calculated from January 1, 2022, the inception date of the Series A interests and Series SI interests of the Predecessor Fund.

Index data referenced herein is the property of S&P Dow Jones Indices LLC, a division of S&P Global Inc., its affiliates (“S&P”) and/or its third-party suppliers and has been licensed for use by Manning & Napier. S&P and its third-party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$186,023,010
Number of Holdings	31
Portfolio Turnover (for the year ended 12/31/25)	70%
Total Advisory Fees Paid (net of reimbursements)	$1,256,788

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

Cash, short-term investment, and liabilities, less other assets, -1.3%
Communication Services, 4.1%
Consumer Discretionary, 12.7%
Consumer Staples, 11.0%
Energy, 18.9%
Financials, 10.8%
Health Care, 18.2%
Industrials, 3.5%
Materials, 1.1%
Real Estate, 14.6%
Utilities, 6.4%

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of December 31, 2025)

Top Investment Types	%
Cash, short-term investment, and liabilities, less other assets	-1.3%
Common Stocks	101.3

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Callodine Equity Income Series Tailored Shareholder Report MNCEI-S-12/25-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier. Manning & Napier Investor Services, Inc.(MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares.

Manning & Napier has contracted Callodine Capital Management, LP, an affiliate of Manning & Napier and MNBD, to sub-advise the Callodine Equity Income Series.

annual shareholder report Callodine Equity Income Series - Class S ticker: CEISX

This annual shareholder report contains important information about Class S of Callodine Equity Income Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$123	1.20%

Expenses are equal to Class S shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series generated positive returns and outperformed its benchmark, the S&P 500 High Dividend Index, over the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series’ positive absolute returns were driven by a third straight strong year for U.S. equity markets across market caps and styles, though dividend-paying companies lagged the broader market. The Series’ outperformance relative to its benchmark was a result of favorable sector allocation decisions that outweighed security selection challenges during the year. Specifically, overweight allocations to Consumer and Health Care names as well as underweight positions in the Real Estate and Materials sectors were all positive contributors to relative performance.

Positioning

The Series continues to identify attractive investment opportunities in the yield-oriented segment of the equity market. Notable areas of portfolio exposure relative to the benchmark include the Health Care, Consumer Discretionary, and Energy sectors. Conversely, the Series continues to have zero exposure to the Information Technology sector and notable underweight exposures to Financials and Utilities. Real Estate, while still an underweight, has been a notable source of new holdings in the portfolio.

Fund Performance

Performance prior to 10/23/2023 is based on historical performance of Callodine Equity Income Fund, LP (the “Predecessor Fund”) which was managed by Callodine Capital Management, LP and reorganized into the Manning & Napier Fund, Inc. Callodine Equity Income Series on 10/23/2023. The following graph compares the initial and subsequent account values since inception of the Predecessor Fund. Inception date for the Series was October 23, 2023. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

Performance prior to 10/23/2023 is based on the historical performance of Callodine Equity Income Fund, LP (the “Predecessor Fund”), which was managed by Callodine Capital Management, LP and reorganized into the Manning & Napier Fund, Inc. Callodine Equity Income Series on 10/23/2023. Inception performance is based on the Predecessor Fund’s inception of 01/01/2022. The Predecessor Fund, a private investment company, was not registered under the Investment Company Act of 1940, and therefore was not subject to the same investment and tax restrictions. If the Predecessor Fund had operated as a registered mutual fund, performance may have been lower. The Predecessor Fund’s fees and expenses were lower than the fees and expenses of the Series’ Class S Shares. The performance shown for the Class S Shares is the Predecessor Fund’s performance adjusted to reflect the fees and expenses of the Class S Shares.

The S&P 500 High Dividend Index is designed to measure the performance of 80 high yield companies within the S&P 500 and is equally weighted to best represent the performance of this group, regardless of constituent size. The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The index accounts for the reinvestment of regular cash dividends, but not for the withholding of taxes. Index returns do not reflect any fees or expenses. You cannot invest directly in an index. Index returns provided by Bloomberg.

Manning & Napier Callodine Equity Income Series Tailored Shareholder Report MNCEI-S-12/25-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier. Manning & Napier Investor Services, Inc.(MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares.

Manning & Napier has contracted Callodine Capital Management, LP, an affiliate of Manning & Napier and MNBD, to sub-advise the Callodine Equity Income Series.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	Since Inception
Callodine Equity Income Series - Class S	5.65%	12.71%
S&P 500 Total Return Index	17.88%	11.12%
S&P 500 High Yield Dividend Index	4.69%	5.53%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Performance numbers for the Predecessor Fund and the indices are calculated from January 1, 2022, the inception date of the Series A interests and Series SI interests of the Predecessor Fund.

Index data referenced herein is the property of S&P Dow Jones Indices LLC, a division of S&P Global Inc., its affiliates (“S&P”) and/or its third-party suppliers and has been licensed for use by Manning & Napier. S&P and its third-party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$186,023,010
Number of Holdings	31
Portfolio Turnover (for the year ended 12/31/25)	70%
Total Advisory Fees Paid (net of reimbursements)	$1,256,788

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of December 31, 2025)

Top Investment Types	%
Cash, short-term investment, and liabilities, less other assets	-1.3%
Common Stocks	101.3

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Callodine Equity Income Series Tailored Shareholder Report MNCEI-Z-12/25-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier. Manning & Napier Investor Services, Inc.(MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares.

Manning & Napier has contracted Callodine Capital Management, LP, an affiliate of Manning & Napier and MNBD, to sub-advise the Callodine Equity Income Series.

annual shareholder report Callodine Equity Income Series - Class Z ticker: CEIZX

This annual shareholder report contains important information about Class Z of Callodine Equity Income Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$82	0.80%

Expenses are equal to Class Z shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series generated positive returns and outperformed its benchmark, the S&P 500 High Dividend Index, over the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series’ positive absolute returns were driven by a third straight strong year for U.S. equity markets across market caps and styles, though dividend-paying companies lagged the broader market. The Series’ outperformance relative to its benchmark was a result of favorable sector allocation decisions that outweighed security selection challenges during the year. Specifically, overweight allocations to Consumer and Health Care names as well as underweight positions in the Real Estate and Materials sectors were all positive contributors to relative performance.

Positioning

The Series continues to identify attractive investment opportunities in the yield-oriented segment of the equity market. Notable areas of portfolio exposure relative to the benchmark include the Health Care, Consumer Discretionary, and Energy sectors. Conversely, the Series continues to have zero exposure to the Information Technology sector and notable underweight exposures to Financials and Utilities. Real Estate, while still an underweight, has been a notable source of new holdings in the portfolio.

Fund Performance

Performance prior to 10/23/2023 is based on historical performance of Callodine Equity Income Fund, LP (the “Predecessor Fund”) which was managed by Callodine Capital Management, LP and reorganized into the Manning & Napier Fund, Inc. Callodine Equity Income Series on 10/23/2023. The following graph compares the initial and subsequent account values since inception of the Predecessor Fund. Inception date for the Series was October 23, 2023. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

Performance prior to 10/23/2023 is based on the historical performance of Callodine Equity Income Fund, LP (the “Predecessor Fund”), which was managed by Callodine Capital Management, LP and reorganized into the Manning & Napier Fund, Inc. Callodine Equity Income Series on 10/23/2023. Inception performance is based on the Predecessor Fund’s inception of 01/01/2022. The Predecessor Fund, a private investment company, was not registered under the Investment Company Act of 1940, and therefore was not subject to the same investment and tax restrictions. If the Predecessor Fund had operated as a registered mutual fund, performance may have been lower. The Predecessor Fund’s fees and expenses were higher than the fees and expenses of the Series’ Class Z Shares. Accordingly, performance shown for the Class Z shares is the Predecessor Fund’s performance unadjusted.

The S&P 500 High Dividend Index is designed to measure the performance of 80 high yield companies within the S&P 500 and is equally weighted to best represent the performance of this group, regardless of constituent size. The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure comprised of 500 leading U.S. companies to gauge U.S. large cap equities. The Index returns do not reflect any fees or expenses. The index accounts for the reinvestment of regular cash dividends, but not for the withholding of taxes. Index returns do not reflect any fees or expenses. You cannot invest directly in an index. Index returns provided by Bloomberg.

Manning & Napier Callodine Equity Income Series Tailored Shareholder Report MNCEI-Z-12/25-AR

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier. Manning & Napier Investor Services, Inc.(MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares.

Manning & Napier has contracted Callodine Capital Management, LP, an affiliate of Manning & Napier and MNBD, to sub-advise the Callodine Equity Income Series.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	Since Inception
Callodine Equity Income Series - Class Z	6.11%	13.04%
S&P 500 Total Return Index	17.88%	11.12%
S&P 500 High Yield Dividend Index	4.69%	5.53%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Performance numbers for the Predecessor Fund and the indices are calculated from January 1, 2022, the inception date of the Series A interests and Series SI interests of the Predecessor Fund.

Index data referenced herein is the property of S&P Dow Jones Indices LLC, a division of S&P Global Inc., its affiliates (“S&P”) and/or its third-party suppliers and has been licensed for use by Manning & Napier. S&P and its third-party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https:// go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$186,023,010
Number of Holdings	31
Portfolio Turnover (for the year ended 12/31/25)	70%
Total Advisory Fees Paid (net of reimbursements)	$1,256,788

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period and recoupments by the advisor of previously waived and/or reimbursed fees.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

What did the Fund invest in?

(as of December 31, 2025)

Top Investment Types	%
Cash, short-term investment, and liabilities, less other assets	-1.3%
Common Stocks	101.3

Expressed as a percentage of net assets.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Credit Series Tailored Shareholder Report MNCRE-I-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Credit Series - Class I ticker: MCDIX

This annual shareholder report contains important information about Class I of Credit Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$52	0.50%

Expenses are equal to Class I shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the Bloomberg US Intermediate Aggregate Credit Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, an allocation to and selection within commercial mortgage-backed securities were the largest detractors to returns.

Positioning

Taking a look at the portfolio, we continue to favor securitized debt, emphasizing senior, high-quality assets with low credit risk such as student loans and data centers. Within mortgages, we see value in private residential MBS trading at discounts similar to agency MBS. In corporate credit, we maintain a shorter duration and focus on issuers with stable cash flows as valuations remain elevated on a historical basis.

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. In this environment, we are emphasizing risk management, while selectively allocating to opportunities where valuations and underlying fundamentals are more compelling.

Fund Performance

The following graph compares the initial and subsequent account values since inception. Inception date for the Series was April 14, 2020. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through September 23, 2024 (the inception date of the Class I shares), performance for the Class I shares is based on historical performance of the Class W shares. Because the Class I shares invest in the same portfolio of securities as Class W, performance will only be different to the extent that the Class W shares have a lower expense ratio.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Bloomberg U.S. Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Credit Series Tailored Shareholder Report MNCRE-I-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	Since Inception
Credit Series - Class I	7.17%	1.02%	2.33%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36)%	0.23%
Bloomberg U.S. Intermediate Credit Index	7.88%	1.54%	2.58%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Performance numbers and the indices are calculated from April 14, 2020, the inception date of Class W.

Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ('Bloomberg'), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$278,167,361
Number of Holdings	150
Portfolio Turnover (for the year ended 12/31/25)	43%
Total Advisory Fees Paid (net of reimbursements)	$28,374

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Credit Series Tailored Shareholder Report MNCRE-S-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Credit Series - Class S ticker: MCDSX

This annual shareholder report contains important information about Class S of Credit Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$69	0.67%

Expenses are equal to Class S shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the Bloomberg US Intermediate Aggregate Credit Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, an allocation to and selection within commercial mortgage-backed securities were the largest detractors to returns.

Positioning

Taking a look at the portfolio, we continue to favor securitized debt, emphasizing senior, high-quality assets with low credit risk such as student loans and data centers. Within mortgages, we see value in private residential MBS trading at discounts similar to agency MBS. In corporate credit, we maintain a shorter duration and focus on issuers with stable cash flows as valuations remain elevated on a historical basis.

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. In this environment, we are emphasizing risk management, while selectively allocating to opportunities where valuations and underlying fundamentals are more compelling.

Fund Performance

The following graph compares the initial and subsequent account values since inception. Inception date for the Series was April 14, 2020. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

For periods through September 23, 2024 (the inception date of the Class S shares), performance for the Class S shares is based on historical performance of the Class W shares. Because the Class S shares invest in the same portfolio of securities as Class W, performance will only be different to the extent that the Class W shares have a lower expense ratio.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Bloomberg U.S. Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Credit Series Tailored Shareholder Report MNCRE-S-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	Since Inception
Credit Series - Class S	7.01%	0.79%	2.10%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36)%	0.23%
Bloomberg U.S. Intermediate Credit Index	7.88%	1.54%	2.58%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Performance numbers and the indices are calculated from April 14, 2020, the inception date of Class W.

Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ('Bloomberg'), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$278,167,361
Number of Holdings	150
Portfolio Turnover (for the year ended 12/31/25)	43%
Total Advisory Fees Paid (net of reimbursements)	$28,374

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Credit Series Tailored Shareholder Report MNCRE-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Credit Series - Class W ticker: MCDWX

This annual shareholder report contains important information about Class W of Credit Series, a series of Manning & Napier Fund Inc., for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$10	0.10%

Expenses are equal to Class W shares' annualized expense ratio (for the twelve-month period) multiplied by the average account value over the period. The Class' expenses would have been higher had certain expenses not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns but underperformed its benchmark, the Bloomberg US Intermediate Aggregate Credit Index for the 12-month period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from declining interest rates and slightly tighter credit spreads over the course of the year. On a relative basis, an allocation to and selection within commercial mortgage-backed securities were the largest detractors to returns.

Positioning

Taking a look at the portfolio, we continue to favor securitized debt, emphasizing senior, high-quality assets with low credit risk such as student loans and data centers. Within mortgages, we see value in private residential MBS trading at discounts similar to agency MBS. In corporate credit, we maintain a shorter duration and focus on issuers with stable cash flows as valuations remain elevated on a historical basis.

Looking ahead, we believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. In this environment, we are emphasizing risk management, while selectively allocating to opportunities where valuations and underlying fundamentals are more compelling.

Fund Performance

The following graph compares the initial and subsequent account values since inception. Inception date for the Series was April 14, 2020. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Bloomberg U.S. Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Credit Series Tailored Shareholder Report MNCRE-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

	1 Year	5 Year	Since Inception
Credit Series - Class W	7.57%	1.41%	2.73%
Bloomberg U.S. Aggregate Bond Index	7.30%	(0.36)%	0.23%
Bloomberg U.S. Intermediate Credit Index	7.88%	1.54%	2.58%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Performance numbers and the indices are calculated from April 14, 2020, the inception date of Class W.

Index data referenced herein is the property of Bloomberg Finance L.P. and its affiliates ('Bloomberg'), and/or its third party suppliers and has been licensed for use by Manning & Napier. Bloomberg and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$278,167,361
Number of Holdings	150
Portfolio Turnover (for the year ended 12/31/25)	43%
Total Advisory Fees Paid (net of reimbursements)	$28,374

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Systematic High Yield Bond Series Tailored Shareholder Report MNSHYB-I-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Systematic High Yield Bond - Class I ticker: MSHIX

This annual shareholder report contains important information about Class I of Systematic High Yield Bond Series, a series of Manning & Napier Fund Inc., for the period of September 15, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$18	0.60%

Expenses are equal to Class I shares' expense ratio since inception multiplied by the average account value over the period. The Class's expenses would have been higher for the full twelve-month period if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns and outperformed its benchmark, the ICE BofA US High Yield Cash Pay Index for the since inception period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from relatively stable credit spreads on an absolute basis. From a factor perspective, relative outperformance was driven by the Series’ higher quality tilt versus the benchmark, as well as its lack of exposure to longer-dated high yield securities (i.e., maturities greater than 10 years). In addition, security selection contributed positively during the quarter, supported by our systematic model, which segments securities by maturity and credit quality to assess relative value and employs an issuer equal-weighted construction.

Positioning

We believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Furthermore, valuations within high yield remain elevated and risks are skewed to the downside. As such, we are currently prioritizing risk mitigation by investing solely in core exposures (i.e., BB-B rated securities with maturities less than 10 years) and would look to add opportunistic exposure to lower quality and/or longer-dated securities should our assessment of where we are in the economic cycle change.

Fund Performance

The following graph compares the initial and subsequent account values since inception. Inception date for the Series was September 15, 2025. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Systematic High Yield Bond Series Tailored Shareholder Report MNSHYB-I-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

Since Inception
Systematic High Yield Bond Series - Class I	1.86%
Bloomberg U.S. Aggregate Bond Index	0.85%
ICE BofA U.S. High Yield Cash Pay Index	1.53%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Performance numbers and the indices are calculated from September 15, 2025, the inception date of the Series. Periods less than one year are not annualized.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$28,964,621
Number of Holdings	273
Portfolio Turnover (for the year ended 12/31/25)	50%
Total Advisory Fees Paid (net of reimbursements)	$0*
*	Advisory fees were fully waived.

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Systematic High Yield Bond Series Tailored Shareholder Report MNSHYB-S-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Systematic High Yield Bond - Class S ticker: MSYSX

This annual shareholder report contains important information about Class S of Systematic High Yield Bond Series, a series of Manning & Napier Fund Inc., for the period of September 15, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class S	$25	0.85%

Expenses are equal to Class S shares' expense ratio since inception multiplied by the average account value over the period. The Class's expenses would have been higher for the full twelve-month period if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns and outperformed its benchmark, the ICE BofA US High Yield Cash Pay Index for the since inception period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from relatively stable credit spreads on an absolute basis. From a factor perspective, relative outperformance was driven by the Series’ higher quality tilt versus the benchmark, as well as its lack of exposure to longer-dated high yield securities (i.e., maturities greater than 10 years). In addition, security selection contributed positively during the quarter, supported by our systematic model, which segments securities by maturity and credit quality to assess relative value and employs an issuer equal-weighted construction.

Positioning

We believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Furthermore, valuations within high yield remain elevated and risks are skewed to the downside. As such, we are currently prioritizing risk mitigation by investing solely in core exposures (i.e., BB-B rated securities with maturities less than 10 years) and would look to add opportunistic exposure to lower quality and/or longer-dated securities should our assessment of where we are in the economic cycle change.

Fund Performance

The following graph compares the initial and subsequent account values since inception. Inception date for the Series was September 15, 2025. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Systematic High Yield Bond Series Tailored Shareholder Report MNSHYB-S-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

Since Inception
Systematic High Yield Bond Series - Class S	1.68%
Bloomberg U.S. Aggregate Bond Index	0.85%
ICE BofA U.S. High Yield Cash Pay Index	1.53%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Performance numbers and the indices are calculated from September 15, 2025, the inception date of the Series. Periods less than one year are not annualized.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$28,964,621
Number of Holdings	273
Portfolio Turnover (for the year ended 12/31/25)	50%
Total Advisory Fees Paid (net of reimbursements)	$0*
*	Advisory fees were fully waived.

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Systematic High Yield Bond Series Tailored Shareholder Report MNSHYB-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Systematic High Yield Bond - Class W ticker: MSHWX

This annual shareholder report contains important information about Class W of Systematic High Yield Bond Series, a series of Manning & Napier Fund Inc., for the period of September 15, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class W	$3	0.10%

Expenses are equal to Class W shares' expense ratio since inception multiplied by the average account value over the period. The Class's expenses would have been higher for the full twelve-month period if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns and outperformed its benchmark, the ICE BofA US High Yield Cash Pay Index for the since inception period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from relatively stable credit spreads on an absolute basis. From a factor perspective, relative outperformance was driven by the Series’ higher quality tilt versus the benchmark, as well as its lack of exposure to longer-dated high yield securities (i.e., maturities greater than 10 years). In addition, security selection contributed positively during the quarter, supported by our systematic model, which segments securities by maturity and credit quality to assess relative value and employs an issuer equal-weighted construction.

Positioning

We believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Furthermore, valuations within high yield remain elevated and risks are skewed to the downside. As such, we are currently prioritizing risk mitigation by investing solely in core exposures (i.e., BB-B rated securities with maturities less than 10 years) and would look to add opportunistic exposure to lower quality and/or longer-dated securities should our assessment of where we are in the economic cycle change.

Fund Performance

The following graph compares the initial and subsequent account values since inception. Inception date for the Series was September 15, 2025. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Systematic High Yield Bond Series Tailored Shareholder Report MNSHYB-W-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

Since Inception
Systematic High Yield Bond Series - Class W	1.96%
Bloomberg U.S. Aggregate Bond Index	0.85%
ICE BofA U.S. High Yield Cash Pay Index	1.53%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Performance numbers and the indices are calculated from September 15, 2025, the inception date of the Series. Periods less than one year are not annualized.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$28,964,621
Number of Holdings	273
Portfolio Turnover (for the year ended 12/31/25)	50%
Total Advisory Fees Paid (net of reimbursements)	$0*
*	Advisory fees were fully waived.

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

Manning & Napier Systematic High Yield Bond Series Tailored Shareholder Report MNSHYB-Z-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

annual shareholder report Systematic High Yield Bond - Class Z ticker: MSYZX

This annual shareholder report contains important information about Class Z of Systematic High Yield Bond Series, a series of Manning & Napier Fund Inc., for the period of September 15, 2025 to December 31, 2025. You can find additional information about the Fund at www.manning-napier.com/products/mutual-funds. You can also request this information by contacting us at (800) 466‑3863. Shareholders who own the Fund through a third-party advisor or intermediary platform should contact their financial advisor directly for additional information.

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Z	$13	0.45%

Expenses are equal to Class Z shares' expense ratio since inception multiplied by the average account value over the period. The Class's expenses would have been higher for the full twelve-month period if certain expenses had not been waived or reimbursed during the period.

Management's Discussion of Fund Performance

How did the fund perform last year?

The Series delivered positive returns and outperformed its benchmark, the ICE BofA US High Yield Cash Pay Index for the since inception period ending 12/31/2025.

What factors influenced performance?

The Series benefitted from relatively stable credit spreads on an absolute basis. From a factor perspective, relative outperformance was driven by the Series’ higher quality tilt versus the benchmark, as well as its lack of exposure to longer-dated high yield securities (i.e., maturities greater than 10 years). In addition, security selection contributed positively during the quarter, supported by our systematic model, which segments securities by maturity and credit quality to assess relative value and employs an issuer equal-weighted construction.

Positioning

We believe the interest rate outlook remains uncertain amid persistent inflation, a softening labor market, and shifting domestic and global policy dynamics, which is likely to keep market volatility elevated. Furthermore, valuations within high yield remain elevated and risks are skewed to the downside. As such, we are currently prioritizing risk mitigation by investing solely in core exposures (i.e., BB-B rated securities with maturities less than 10 years) and would look to add opportunistic exposure to lower quality and/or longer-dated securities should our assessment of where we are in the economic cycle change.

Fund Performance

The following graph compares the initial and subsequent account values since inception. Inception date for the Series was September 15, 2025. The graph assumes a $10,000 initial investment in the Fund and an appropriate broad-based securities market index and a more narrowly based index that reflects the market sector in which the Fund invests for the same period.

Initial Investment of $10,000

The returns are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to net asset values in accordance with accounting principles generally accepted in the United States of America.

The Intercontinental Exchange (ICE) Bank of America (BofA) BB-B U.S. Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index. The Index includes all U.S. dollar denominated below investment grade corporate debt securities currently in a coupon paying period rated BB1 through B3. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to final maturity at point of issuance, a fixed coupon schedule, and a minimum amount outstanding of $250 million. The Bloomberg U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Intercontinental Exchange (ICE).

Manning & Napier Systematic High Yield Bond Series Tailored Shareholder Report MNSHYB-Z-12/25-AR

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

Average Annual Total Returns

(As of December 31, 2025)

Since Inception
Systematic High Yield Bond Series - Class Z	1.86%
Bloomberg U.S. Aggregate Bond Index	0.85%
ICE BofA U.S. High Yield Cash Pay Index	1.53%

The Series' past performance is not a good predictor of how the Series will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Series distributions or redemptions of Series shares.

Performance numbers and the indices are calculated from September 15, 2025, the inception date of the Series. Periods less than one year are not annualized.

Index data referenced herein is the property of ICE Data Indices, LLC, its affiliates ('ICE Data') and/or its third party suppliers and has been licensed for use by Manning & Napier. ICE Data and its third party suppliers accept no liability in connection with its use. Data provided is not a representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and none of these parties shall have any liability for any errors, omissions, or interruptions of any index or the data included therein. For additional disclosure information, please see: https://go.manning-napier.com/benchmark-provisions.

Key Fund Statistics (as of December 31, 2025)

Net Assets	$28,964,621
Number of Holdings	273
Portfolio Turnover (for the year ended 12/31/25)	50%
Total Advisory Fees Paid (net of reimbursements)	$0*
*	Advisory fees were fully waived.

The total net advisory fee represents the aggregate dollar amount of fund level management fees, which includes the impact of waivers and/or expense reimbursements of management fees and other expenses for the period.

Sector Allocation (% of net assets)

(as of December 31, 2025)

The Global Industry Classification Standard (GICS) was developed by and is exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor's a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

Householding

The Fund may send only one copy of the Series' prospectus and annual and semi-annuals reports to certain shareholders residing at the same "household" for shareholders who have elected this option. This reduces Fund expenses, which benefits you and other shareholders. If you wish to change your "householding" option, please call (800) 466-3863 or contact your financial advisor.

Additional information about the Series, including its prospectus, financial information, holdings, and proxy information can be obtained at www.manning-napier.com/products/mutual-funds or by calling (800) 466-3863. Shareholders can also elect to receive certain documents via e-delivery. For more information or to sign up for e-delivery, please visit the Fund’s website.

(b)	Not applicable.

ITEM 2:	CODE OF ETHICS

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable to the registrant due to the responses given in 2(c) and 2(d) above.

(f)	A copy of the registrant’s code of ethics is filed herewith as Exhibit 19(a)(1).

ITEM 3:	AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit Committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Eunice K. Chapon, Paul A. Brooke, John M. Glazer, Russell O. Vernon, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4:	Principal Accountant Fees and Services

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. (Callodine Equity Income Series, Core Bond Series, Credit Series, Diversified Tax Exempt Series, High Yield Bond Series, Systematic High Yield Bond Series, and Unconstrained Bond Series, collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2025 and 2024 were:

	2025	2024

Audit Fees (a)	$350,867	$299,222

Audit Related Fees (b)	$0	$0

Tax Fees (c)	$114,420	$93,000

All Other Fees (d)	$0	$0

	$465,287	$392,222

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice, tax planning and shareholder reporting.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2025 and 2024.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and

ii)	Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provide ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2025	2024

Audit Related Fees	$0	$0

Tax Fees	$0	$0

	$0	$0

There were no Audit Related fees for the year ended December 31, 2025 or December 31, 2024.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2025 and 2024.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2025 and 2024 were $114,420 and $93,000, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $0 and $0, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5:	Audit Committee of Listed registrants

Not applicable.

Item 6:	Investments

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7:	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file its most recent annual or semi-annual financial statements required, and for the periods specified, by Regulation S-X.

The annual financial statements are attached herewith.

www.manning-napier.com

Manning & Napier Fund, Inc.

Core Bond Series

Core Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS - 24.0%

Non-Convertible Corporate Bonds- 24.0%
Communication Services - 0.5%
Entertainment - 0.5%
The Walt Disney Co., 6.65%, 11/15/2037	2,620,000	$2,994,328

Consumer Discretionary - 1.5%
Diversified Consumer Services - 1.0%
Cornell Univ., 4.169%, 6/15/2030	6,400,000	6,425,410

Household Durables - 0.5%
DR Horton, Inc., 4.85%, 10/15/2030	3,260,000	3,328,994

Total Consumer Discretionary		9,754,404

Energy - 3.2%
Oil, Gas & Consumable Fuels - 3.2%
Cameron LNG LLC, 3.302%, 1/15/2035[2]	3,660,000	3,200,725
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	4,905,000	5,398,168
Energy Transfer LP,
7.375%, 2/1/2031[2]	3,395,000	3,529,664
6.50%, 2/1/2042	5,125,000	5,405,655
Kinder Morgan, Inc., 4.80%, 2/1/2033	2,620,000	2,627,961
Total Energy		20,162,173

Financials - 11.8%
Banks - 7.2%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[3]	5,580,000	5,117,891
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[3]	5,170,000	5,109,271
Citizens Bank NA, (U.S. Secured Overnight Financing Rate + 2.000%), 4.575%, 8/9/2028[3]	3,330,000	3,354,159
Huntington Bancshares, Inc., 2.55%, 2/4/2030	3,660,000	3,413,777
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[3]	8,300,000	8,368,742
The PNC Financial Services Group, Inc., (U.S. Secured Overnight Financing Rate + 1.333%), 4.899%, 5/13/2031[3]	4,870,000	4,986,105
Truist Financial Corp., (U.S. Secured Overnight Financing Rate + 0.862%), 1.887%, 6/7/2029[3]	5,510,000	5,232,994
U.S. Bancorp, (U.S. Secured Overnight Financing Rate + 1.230%), 4.653%, 2/1/2029[3]	4,920,000	4,980,841
Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.070%), 5.707%, 4/22/2028[3]	5,260,000	5,368,219
		45,931,999
Capital Markets - 1.6%
Jefferies Financial Group, Inc., 6.20%, 4/14/2034	7,740,000	8,171,763
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
The Depository Trust & Clearing Corp., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 2.606%), 3.375%[2,3,4]	1,750,000	$1,724,246
		9,896,009
Consumer Finance - 1.1%
Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 2.860%), 6.377%, 6/8/2034[3]	6,215,000	6,719,474

Financial Services - 1.0%
Apollo Global Management, Inc., 5.15%, 8/12/2035	3,200,000	3,205,160
Atlas Warehouse Lending Co. LP, 6.25%, 1/15/2030[2]	3,210,000	3,379,686
		6,584,846
Insurance - 0.9%
MassMutual Global Funding II, 4.85%, 1/17/2029[2]	1,775,000	1,811,314
SiriusPoint Ltd. (Sweden), 7.00%, 4/5/2029	3,420,000	3,624,250
		5,435,564
Total Financials		74,567,892

Health Care - 0.5%
Health Care Equipment & Supplies - 0.5%
180 Medical, Inc. (United Kingdom), 3.875%, 10/15/2029[2]	3,290,000	3,199,043

Industrials - 1.0%
Construction Materials - 0.5%
Eagle Materials, Inc., 5.00%, 3/15/2036	3,200,000	3,134,561
Trading Companies & Distributors - 0.5%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	3,490,000	3,383,627
Total Industrials		6,518,188

Materials - 0.6%
Metals & Mining - 0.6%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	3,616,428	3,609,672

Real Estate - 2.2%
Specialized REITs - 2.2%
Safehold GL Holdings LLC,
2.85%, 1/15/2032	2,736,000	2,462,058
6.10%, 4/1/2034	3,286,000	3,485,459
SBA Tower Trust,
6.599%, 1/15/2028[2]	5,225,000	5,350,247

The accompanying notes are an integral part of the financial statements.

1

Core Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Specialized REITs (continued)
SBA Tower Trust, (continued)
4.831%, 10/15/2029[2]	2,730,000	$2,747,019
Total Real Estate		14,044,783

Utilities - 2.7%
Electric Utilities - 1.6%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	3,355,000	3,572,610
Duke Energy Florida LLC, 6.40%, 6/15/2038	5,880,000	6,564,143
		10,136,753
Independent Power and Renewable Electricity Producers - 1.1%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	6,750,000	7,132,971
Total Utilities		17,269,724
TOTAL CORPORATE BONDS (Identified Cost $148,656,028)		152,120,207

ASSET-BACKED SECURITIES - 12.2%

ALLO Issuer LLC, Series 2024-1A, Class A2, 5.94%, 7/20/2054[2]	1,250,000	1,268,164
Amur Equipment Finance Receivables XIV LLC, Series 2024-2A, Class B, 5.20%, 7/21/2031[2]	3,444,000	3,502,883
CF Hippolyta Issuer LLC,
Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	1,484,096	925,297
Series 2021-1A, Class B1, 1.98%, 3/15/2061[2]	1,658,708	1,009,668
Cloud Capital Holdco LP, Series 2024- 1A, Class A2, 5.781%, 11/22/2049[2]	3,250,000	3,240,190
Cogent Ipv4 LLC, Series 2024-1A, Class A2, 7.924%, 5/25/2054[2]	940,000	979,592
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[2]	267,403	249,629
Compass Datacenters Issuer II LLC, Series 2024-2A, Class A1, 5.022%, 8/25/2049[2]	2,250,000	2,255,567
CoreVest American Finance Trust, Series 2020-3, Class A, 1.358%, 8/15/2053[2]	54,133	53,671
DataBank Issuer,
Series 2021-1A, Class A2, 2.06%, 2/27/2051[2]	2,400,000	2,389,406
Series 2023-1A, Class A2, 5.116%, 2/25/2053[2]	1,180,000	1,173,549
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

ECMC Group Student Loan Trust,
Series 2024-1A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.150%), 5.024%, 11/27/2073[2,5]	2,052,675	$2,071,395
Series 2025-2A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.050%), 4.924%, 11/25/2074[2,5]	3,200,571	3,193,138
ExteNet Issuer LLC, Series 2024-1A, Class A2, 5.335%, 7/25/2054[2]	3,000,000	3,018,229
FIP Master Funding LLC, Series 2025- 1A, Class A2, 5.16%, 10/15/2055[2]	2,998,512	2,960,934
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	1,291,429	1,272,857
GGAM Master Trust International Ltd., Series 2025-1A, Class A, (Cayman Islands), 5.923%, 9/30/2060[2]	3,250,000	3,267,429
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	1,055,355	878,184
Hageman Capital Issuer Trust, Series 2025-1, Class A, 6.40%, 8/9/2056[2]	2,680,000	2,671,290
Hotwire Funding LLC, Series 2023-1A, Class A2, 5.687%, 5/20/2053[2]	1,600,000	1,614,460
Lyra Music Assets Delaware LP, Series 2025-1A, Class A2, 5.604%, 9/20/2065[2]	2,871,106	2,895,033
Navient Private Education Refi Loan Trust, Series 2024-A, Class A, 5.66%, 10/15/2072[2]	5,001,530	5,127,428
Oxford Finance Credit Fund III LP, Series 2025-A, Class A2, 5.878%, 8/14/2034[2]	2,700,000	2,734,817
Oxford Finance Funding LLC,
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	1,239,776	1,223,790
Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]	1,953,036	1,972,111
Series 2025-1A, Class A2, 5.413%, 2/15/2035[2]	2,700,000	2,708,053
PEAR LLC,
Series 2021-1, Class A, 2.60%, 1/15/2034[2]	250,620	249,853
Series 2023-1, Class A, 7.42%, 7/15/2035[2]	875,115	897,251
Series 2024-1, Class A, 6.95%, 2/15/2036[2]	654,854	662,068
SLC Student Loan Trust, Series 2005-3, Class A4, (U.S. Secured Overnight Financing Rate 90 Day Average + 0.412%), 4.544%, 12/15/2039[5]	4,758,761	4,658,384
SMB Private Education Loan Trust,
Series 2021-A, Class A2A1, (1 mo. U.S. Secured Overnight Financing Rate + 0.844%), 4.595%, 1/15/2053[2,5]	3,411,665	3,378,723
Series 2024-D, Class A1A, 5.38%, 7/15/2053[2]	4,535,367	4,633,456

The accompanying notes are an integral part of the financial statements.

2

Core Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.54%, 5/15/2046[2]	2,601,994	$2,517,803
Tricon Residential Trust, Series 2024- SFR3, Class A, 4.50%, 8/17/2041[2]	5,467,869	5,448,248
TOTAL ASSET-BACKED SECURITIES (Identified Cost $77,858,198)		77,102,550

COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.7%

Brean Asset Backed Securities Trust,
Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,6]	1,079,360	1,056,345
Series 2025-RM13, Class A1, 4.25%, 10/25/2065[2]	1,997,643	1,933,251
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[2,6]	7,821	7,490
Citigroup Mortgage Loan Trust, Inc., Series 2021-INV1, Class A3A, 2.50%, 5/25/2051[2,6]	740,612	618,469
Credit Suisse Mortgage Capital Trust,
Series 2013-6, Class 2A1, 3.50%, 8/25/2043[2,6]	146,858	136,822
Series 2013-IVR2, Class A2, 3.00%, 4/25/2043[2,6]	152,433	138,552
Series 2013-IVR3, Class A1, 2.50%, 5/25/2043[2,6]	43,613	39,444
Series 2013-TH1, Class A1, 2.13%, 2/25/2043[2,6]	27,190	24,129
Deephaven Residential Mortgage Trust, Series 2021-3, Class A1, 1.194%, 8/25/2066[2,6]	3,839,305	3,423,367
Fannie Mae REMICS,
Series 2018-13, Class PA, 3.00%, 3/25/2048	1,360,129	1,225,855
Series 2018-31, Class KP, 3.50%, 7/25/2047	3,475	3,448
Series 2021-69, Class WJ, 1.50%, 10/25/2050	996,140	874,032
Finance of America Structured Securities Trust, Series 2022-S6, Class A1, 3.00%, 7/25/2061[2]	1,095,034	1,097,941
Freddie Mac REMICS,
Series 5189, Class CP, 2.50%, 6/25/2049	1,098,709	981,192
Series 5501, Class JL, 3.50%, 6/25/2048	3,275,085	2,733,547
Government National Mortgage Association,
Series 2017-54, Class AH, 2.60%, 12/16/2056	33,757	31,726
Series 2024-64, Class BQ, 5.00%, 4/20/2054	4,032,941	4,044,190
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ3, Class A14, 3.00%, 10/25/2050[2,6]	403,704	352,423
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

GS Mortgage-Backed Securities Corp. Trust, (continued)
Series 2021-INV1, Class A9, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 4.922%, 12/25/2051[2,5]	1,387,095	$1,291,193
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,6]	980,884	886,601
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,6]	986,117	887,626
Imperial Fund Mortgage Trust, Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,6]	1,126,989	977,084
JP Morgan Mortgage Trust,
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[2,6]	10,060	9,920
Series 2017-6, Class A3, 3.50%, 12/25/2048[2,6]	12,793	11,590
Series 2021-4, Class A3B, 2.00%, 8/25/2051[2,6]	1,508,980	1,202,115
JP Morgan Seasoned Mortgage Trust,
Series 2024-1, Class A3, 4.377%, 1/25/2063[2,6]	1,794,318	1,725,344
Series 2025-1, Class A3, 3.688%, 1/25/2063[2,6]	2,346,690	2,114,559
New Residential Mortgage Loan Trust,
Series 2014-1A, Class A, 3.75%, 1/25/2054[2,6]	67,538	66,431
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[2,6]	33,244	32,042
Series 2015-2A, Class A1, 3.75%, 8/25/2055[2,6]	59,990	58,530
Series 2016-4A, Class A1, 3.75%, 11/25/2056[2,6]	55,259	53,216
OBX Trust,
Series 2020-EXP1, Class B21A, 5.130%, 2/25/2060[2,6]	7,599,541	7,703,153
Series 2022-INV1, Class A1, 3.00%, 12/25/2051[2,6]	1,111,338	969,489
Series 2022-NQM2, Class A1A, 2.783%, 1/25/2062[2,7]	2,507,280	2,445,301
Series 2024-NQM1, Class A1, 5.928%, 11/25/2063[2,7]	958,320	965,054
PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 9.732%, 7/25/2029 (Acquired 07/24/2023, cost $175,992)[5,8]	175,992	175,983
PMT Loan Trust, Series 2013-J1, Class A9, 3.50%, 9/25/2043[2,6]	529,867	493,390
Provident Funding Mortgage Trust,
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,6]	1,294,990	1,126,051
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,6]	2,256,060	1,882,072
RCKT Mortgage Trust, Series 2021-6, Class A1, 2.50%, 12/25/2051[2,6]	1,369,581	1,143,752

The accompanying notes are an integral part of the financial statements.

3

Core Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Sequoia Mortgage Trust,
Series 2013-4, Class A1, 2.325%, 4/25/2043[6]	1,214,896	$1,070,933
Series 2013-6, Class A2, 3.00%, 5/25/2043[6]	327,237	296,068
Series 2013-7, Class A2, 3.00%, 6/25/2043[6]	24,335	22,023
Series 2013-8, Class A1, 3.00%, 6/25/2043[6]	69,251	62,769
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[2,6]	306,409	294,076
Towd Point Mortgage Trust, Series 2019- HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 4.846%, 10/25/2048[2,5]	40,837	40,877
Verus Securitization Trust, Series 2024- R1, Class A2, 5.47%, 9/25/2069[2,7]	1,955,903	1,956,253
WinWater Mortgage Loan Trust,
Series 2015-1, Class A1, 3.50%, 1/20/2045[2,6]	12,897	12,114
Series 2015-2, Class A11, 3.50%, 2/20/2045[2,6]	362,674	336,927
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $50,453,523)		49,034,759

FOREIGN GOVERNMENT BONDS - 0.6%

Eagle Funding Luxco S.A.R.L (Mexico), 5.50%, 8/17/2030[2]
(Identified Cost $3,776,100)	3,785,000	3,854,693

MUNICIPAL BONDS - 0.1%

South Carolina Public Service Authority, Series B, Revenue Bond, 2.329%, 12/1/2028
(Identified Cost $600,000)	600,000	571,080

U.S. TREASURY SECURITIES - 39.9%

U.S. Treasury Bonds - 16.9%
U.S. Treasury Bond
2.375%, 2/15/2042	34,984,000	25,784,301
3.00%, 5/15/2047	50,056,000	37,628,034
3.625%, 2/15/2053	38,323,000	31,083,546
U.S. Treasury Inflation Indexed Bonds
2.125%, 2/15/2041	6,481,136	6,344,930
2.375%, 2/15/2055	6,593,649	6,256,498
Total U.S. Treasury Bonds (Identified Cost $110,098,065)		107,097,309
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes - 23.0%
U.S. Treasury Floating Rate Note (3 mo. U.S. Treasury Bill Yield + 0.159%), 3.761%, 7/31/2027[5]	10,015,000	$10,020,516
U.S. Treasury Inflation Indexed Note, 1.625%, 4/15/2030	6,416,338	6,450,675
U.S. Treasury Note
3.125%, 11/15/2028	13,486,000	13,334,282
1.75%, 11/15/2029	21,532,000	20,108,869
0.875%, 11/15/2030	20,373,000	17,810,459
1.375%, 11/15/2031	20,702,000	18,036,618
4.125%, 11/15/2032	10,746,000	10,873,609
4.50%, 11/15/2033	22,001,000	22,729,783
4.25%, 11/15/2034	25,678,000	25,970,890
Total U.S. Treasury Notes (Identified Cost $143,227,881)		145,335,701
TOTAL U.S. TREASURY SECURITIES (Identified Cost $253,325,946)		252,433,010

U.S. GOVERNMENT AGENCIES - 14.2%

Mortgage-Backed Securities - 14.2%
Fannie Mae
Pool #MA3463, UMBS, 4.00%, 9/1/2033	54,249	54,242
Pool #MA1834, UMBS, 4.50%, 2/1/2034	19,073	19,282
Pool #FM1158, UMBS, 3.50%, 6/1/2034	237,840	233,963
Pool #MA2587, UMBS, 3.50%, 4/1/2036	133,802	130,730
Pool #995876, UMBS, 6.00%, 11/1/2038	38,533	40,973
Pool #MA4203, UMBS, 2.50%, 12/1/2040	2,031,418	1,849,263
Pool #AI5172, UMBS, 4.00%, 8/1/2041	28,624	28,041
Pool #AH3858, UMBS, 4.50%, 8/1/2041	118,729	118,896
Pool #MA4633, UMBS, 3.50%, 6/1/2042	1,573,973	1,504,946
Pool #FS4616, UMBS, 5.00%, 5/1/2043	3,443,114	3,490,548
Pool #AL7729, UMBS, 4.00%, 6/1/2043	34,892	34,182
Pool #AX1685, UMBS, 3.50%, 11/1/2044	310,755	296,405
Pool #AS4103, UMBS, 4.50%, 12/1/2044	105,925	105,532
Pool #AY8604, UMBS, 3.50%, 4/1/2045	49,947	47,120
Pool #BC6764, UMBS, 3.50%, 4/1/2046	22,315	21,041
Pool #BC8677, UMBS, 4.00%, 5/1/2046	16,129	15,574

The accompanying notes are an integral part of the financial statements.

4

Core Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #AS7931, UMBS, 3.50%, 9/1/2046	1,926,355	$1,801,810
Pool #AS8522, UMBS, 3.00%, 12/1/2046	7,312,925	6,519,973
Pool #BD1191, UMBS, 3.50%, 1/1/2047	132,146	124,603
Pool #BE7845, UMBS, 4.50%, 2/1/2047	27,319	27,204
Pool #FS8139, UMBS, 2.00%, 4/1/2047	10,842,089	8,840,628
Pool #MA3007, UMBS, 3.00%, 4/1/2047	544,708	493,022
Pool #FM2232, UMBS, 4.00%, 6/1/2048	77,315	74,676
Pool #AL8674, 5.623%, 1/1/2049	167,565	175,325
Pool #FS9332, UMBS, 3.00%, 3/1/2050	5,853,052	5,313,773
Pool #CA5518, UMBS, 3.00%, 4/1/2050	3,744,320	3,378,485
Pool #FS7251, UMBS, 3.00%, 5/1/2052	8,721,668	7,796,799
Pool #MA4656, UMBS, 4.50%, 7/1/2052	3,843,149	3,771,906
Pool #MA4807, UMBS, 5.50%, 11/1/2052	2,734,835	2,789,430
Pool #FS9453, UMBS, 4.50%, 8/1/2053	3,651,483	3,583,312
Pool #FS7999, UMBS, 5.50%, 4/1/2054	10,476,693	10,734,334
Freddie Mac
Pool #D98711, 4.50%, 7/1/2031	25,462	25,722
Pool #C91746, 4.50%, 12/1/2033	21,881	22,148
Pool #C91771, 4.50%, 6/1/2034	31,874	32,264
Pool #C91780, 4.50%, 7/1/2034	30,669	31,039
Pool #QN0349, UMBS, 3.00%, 8/1/2034	221,888	215,279
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #C91832, 3.50%, 6/1/2035	141,513	$138,766
Pool #G08268, 5.00%, 5/1/2038	198,822	203,893
Pool #G05900, 6.00%, 3/1/2040	12,901	13,735
Pool #A92889, 4.50%, 7/1/2040	84,473	85,055
Pool #A93451, 4.50%, 8/1/2040	240,195	241,853
Pool #G60513, 5.00%, 7/1/2041	186,284	190,847
Pool #G60071, 4.50%, 7/1/2042	78,508	79,050
Pool #RB5188, UMBS, 4.00%, 10/1/2042	2,739,623	2,692,624
Pool #Q17513, 3.50%, 4/1/2043	51,139	48,724
Pool #Q37857, 4.00%, 12/1/2045	178,993	173,919
Pool #G60855, 4.50%, 12/1/2045	73,262	73,077
Pool #Q38388, 4.00%, 1/1/2046	155,170	150,724
Pool #Q47544, 4.00%, 3/1/2047	162,952	157,992
Pool #Q47130, 4.50%, 4/1/2047	23,688	23,548
Pool #G08786, 4.50%, 10/1/2047	50,375	50,078
Pool #SD8044, UMBS, 3.00%, 2/1/2050	2,288,359	2,053,272
Pool #SD1360, UMBS, 5.50%, 7/1/2052	3,125,061	3,189,686
Pool #SD8276, UMBS, 5.00%, 12/1/2052	5,944,799	5,963,749
Pool #RJ0062, UMBS, 5.00%, 10/1/2053	2,819,746	2,844,333
Pool #SD4235, UMBS, 6.00%, 11/1/2053	1,328,328	1,380,166
Pool #SD5413, UMBS, 5.00%, 5/1/2054	6,087,564	6,098,902
TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $88,254,642)		89,596,463

SHORT-TERM INVESTMENT - 0.7%

Dreyfus Government Cash Management, Institutional Shares, 3.65%[9]
(Identified Cost $4,718,766)	4,718,766	4,718,766

TOTAL INVESTMENTS - 99.4% (Identified Cost $627,643,203)		629,431,528
OTHER ASSETS, LESS LIABILITIES - 0.6%		4,096,775
NET ASSETS - 100%		$633,528,303

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2025 was $153,069,049, which represented 24.2% of the Series’ Net Assets.

The accompanying notes are an integral part of the financial statements.

5

Core Bond Series

Investment Portfolio - December 31, 2025

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2025.

4Security is perpetual in nature and has no stated maturity date.

5Floating rate security. Rate shown is the rate in effect as of December 31, 2025.

6Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2025.

7Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2025.

8Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2025 was $175,983, or less than 0.1% of the Series’ Net Assets.

9Rate shown is the current yield as of December 31, 2025.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

6

Core Bond Series

Statement of Assets and Liabilities

December 31, 2025

ASSETS:

Investments, at value (identified cost $627,643,203) (Note 2)	$629,431,528
Receivable from Advisor[1]	5,993
Interest receivable	4,168,196
Receivable for fund shares sold	86,674
Dividends receivable	20,655
Prepaid expenses	30,614

TOTAL ASSETS	633,743,660

LIABILITIES:

Due to custodian	2,254
Accrued fund accounting and administration fees[1]	47,229
Accrued sub-transfer agent fees[1]	2,799
Accrued Chief Compliance Officer service fees[1]	2,263
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	510
Payable for fund shares repurchased	111,071
Professional fees payable	23,669
Accrued printing and postage fees payable	13,631
Other payables and accrued expenses	11,931

TOTAL LIABILITIES	215,357

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$633,528,303

NET ASSETS CONSIST OF:

Capital stock	$680,333
Additional paid-in-capital	680,805,874
Total distributable earnings (loss)	(47,957,904)

TOTAL NET ASSETS	$633,528,303

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($2,356,617/253,116 shares)	$9.31
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($4,908,244/528,255 shares)	$9.29
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($607,759,062/65,260,111 shares)	$9.31
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($18,504,380/1,991,850 shares)	$9.29

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2025

INVESTMENT INCOME:

Interest	$31,555,057
Dividends	246,759

Total Investment Income	31,801,816

EXPENSES:

Management fees (Note 3)	1,649,000
Fund accounting and administration fees (Note 3)	145,915
Directors’ fees (Note 3)	87,683
Chief Compliance Officer service fees (Note 3)	9,576
Sub-transfer agent fees (Note 3)	8,369
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	7,101
Professional fees	102,614
Custodian fees	22,038
Recoupment of past waived and/or reimbursed fees (Note 3)	226
Miscellaneous	152,757

Total Expenses	2,185,279
Less reduction of expenses (Note 3)	(1,765,946)

Net Expenses	419,333

NET INVESTMENT INCOME	31,382,483

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(957,388)

Net change in unrealized appreciation (depreciation) on investments	17,070,729

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	16,113,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,495,824

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/25	FOR THE YEAR ENDED 12/31/24

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$31,382,483	$23,730,184
Net realized gain (loss) on investments	(957,388)	(6,064,623)
Net change in unrealized appreciation (depreciation) on investments	17,070,729	(5,323,436)

Net increase (decrease) from operations	47,495,824	12,342,125

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(115,898)	(126,269)
Class I	(223,611)	(285,912)
Class W	(30,155,304)	(22,160,802)
Class Z	(845,581)	(1,039,246)

Total distributions to shareholders	(31,340,394)	(23,612,229)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(44,375,440)	347,101,404

Net increase (decrease) in net assets	(28,220,010)	335,831,300

NET ASSETS:

Beginning of year	661,748,313	325,917,013

End of year	$633,528,303	$661,748,313

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.09	$9.34	$9.18	$10.82	$11.28
Income (loss) from investment operations:
Net investment income[1]	0.38	0.37	0.32	0.19	0.12
Net realized and unrealized gain (loss) on investments	0.23	(0.27)	0.18	(1.62)	(0.33)
Total from investment operations	0.61	0.10	0.50	(1.43)	(0.21)
Less distributions to shareholders:
From net investment income	(0.39)	(0.35)	(0.32)	(0.21)	(0.12)
From net realized gain on investments	—	—	—	—	(0.13)
From return of capital	—	—	(0.02)	—	—
Total distributions to shareholders	(0.39)	(0.35)	(0.34)	(0.21)	(0.25)
Net asset value - End of year	$9.31	$9.09	$9.34	$9.18	$10.82
Net assets - End of year (000’s omitted)	$2,357	$3,352	$2,536	$1,967	$4,185
Total return[2]	6.81%	1.06%	5.58%	(13.30% )	(1.89% )
Ratios (to average net assets)/Supplemental Data:
Expenses	0.66%	0.70%	0.67%	0.70%	0.65%
Net investment income	4.16%	3.97%	3.44%	1.88%	1.07%
Series portfolio turnover	38%	55%	73%	101%	69%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.08	$9.36	$9.24	$10.90	$11.38
Income (loss) from investment operations:
Net investment income[1]	0.40	0.38	0.34	0.22	0.14
Net realized and unrealized gain (loss) on investments	0.22	(0.26)	0.17	(1.63)	(0.33)
Total from investment operations	0.62	0.12	0.51	(1.41)	(0.19)
Less distributions to shareholders:
From net investment income	(0.41)	(0.40)	(0.37)	(0.25)	(0.15)
From net realized gain on investments	—	—	—	—	(0.14)
From return of capital	—	—	(0.02)	—	—
Total distributions to shareholders	(0.41)	(0.40)	(0.39)	(0.25)	(0.29)
Net asset value - End of year	$9.29	$9.08	$9.36	$9.24	$10.90
Net assets - End of year (000’s omitted)	$4,908	$5,225	$11,183	$4,303	$6,621
Total return[2]	6.93%	1.31%	5.75%	(13.01% )	(1.65% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45% [3]	0.45%	0.45%	0.45%	0.45%
Net investment income	4.37%	4.15%	3.75%	2.27%	1.29%
Series portfolio turnover	38%	55%	73%	101%	69%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.01%	0.03%	0.04%	0.02%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Includes recoupment of past waived and/or reimbursed fees with no impact to the expense ratio.

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.09	$9.34	$9.18	$10.82	$11.27
Income (loss) from investment operations:
Net investment income[1]	0.44	0.43	0.37	0.26	0.19
Net realized and unrealized gain (loss) on investments	0.22	(0.27)	0.18	(1.64)	(0.33)
Total from investment operations	0.66	0.16	0.55	(1.38)	(0.14)
Less distributions to shareholders:
From net investment income	(0.44)	(0.41)	(0.37)	(0.26)	(0.18)
From net realized gain on investments	—	—	—	—	(0.13)
From return of capital	—	—	(0.02)	—	—
Total distributions to shareholders	(0.44)	(0.41)	(0.39)	(0.26)	(0.31)
Net asset value - End of year	$9.31	$9.09	$9.34	$9.18	$10.82
Net assets - End of year (000’s omitted)	$607,759	$634,412	$287,175	$275,472	$344,304
Total return[2]	7.43%	1.78%	6.15%	(12.76% )	(1.25% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	4.77%	4.63%	4.03%	2.68%	1.68%
Series portfolio turnover	38%	55%	73%	101%	69%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.28%	0.29%	0.33%	0.32%	0.30%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.07	$9.34	$9.22	$10.88	$11.36
Income (loss) from investment operations:
Net investment income[1]	0.42	0.40	0.35	0.24	0.16
Net realized and unrealized gain (loss) on investments	0.22	(0.26)	0.17	(1.64)	(0.34)
Total from investment operations	0.64	0.14	0.52	(1.40)	(0.18)
Less distributions to shareholders:
From net investment income	(0.42)	(0.41)	(0.38)	(0.26)	(0.16)
From net realized gain on investments	—	—	—	—	(0.14)
From return of capital	—	—	(0.02)	—	—
Total distributions to shareholders	(0.42)	(0.41)	(0.40)	(0.26)	(0.30)
Net asset value - End of year	$9.29	$9.07	$9.34	$9.22	$10.88
Net assets - End of year (000’s omitted)	$18,504	$18,759	$25,023	$22,480	$25,281
Total return[2]	7.18%	1.52%	5.85%	(12.86% )	(1.53% )
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%	0.30%	0.30%	0.30%	0.30%
Net investment income	4.52%	4.35%	3.78%	2.46%	1.43%
Series portfolio turnover	38%	55%	73%	101%	69%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.03%	0.04%	0.08%	0.07%	0.05%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2025, 6.8 billion shares have been designated in total among 15 series, of which 100 million have been designated as Core Bond Series Class I common stock, 125 million have been designated as Core Bond Series Class S common stock, 150 million have been designated as Core Bond Series Class W common stock and Core Bond Series Class Z common stock.

Class W shares represent fiduciary accounts where the Advisor has sole investment discretion.

On September 6, 2024, a Reverse Stock Split, approved by the Fund’s Board of Directors (the “Board”), was executed for Classes I and Z of the Series after the close of trading. Shareholders who owned Classes I and Z shares of the Series received a proportional number of Classes I and Z shares of the Series. All share and per share amounts and disclosures in the financial statements and footnotes reflect the reverse stock split. Following the Reverse Stock Split, the total dollar value of a shareholder’s investment in the Series remained unchanged and each shareholder owned the same percentage (by value) of the Series as the shareholder did immediately prior to the Reverse Stock Split.

Reverse Stock Split Ratios for the impacted Classes are as follows:

REVERSE
STOCK SPLIT
RATIO
CLASS	(old to new)
Class I	1 : 0.907366
Class Z	1 : 0.910714

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices

14

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments

15

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2025 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S. Government agencies	$342,029,473	$—	$342,029,473	$—
States and political subdivisions (municipals)	571,080	—	571,080	—
Corporate debt:
Communication Services	2,994,328	—	2,994,328	—
Consumer Discretionary	9,754,404	—	9,754,404	—
Energy	20,162,173	—	20,162,173	—
Financials	74,567,892	—	74,567,892	—
Health Care	3,199,043	—	3,199,043	—
Industrials	6,518,188	—	6,518,188	—
Materials	3,609,672	—	3,609,672	—
Real Estate	14,044,783	—	14,044,783	—
Utilities	17,269,724	—	17,269,724	—
Asset-backed securities	77,102,550	—	77,102,550	—
Commercial mortgage-backed securities	49,034,759	—	49,034,759	—
Foreign government bonds	3,854,693	—	3,854,693	—
Short-Term Investment	4,718,766	4,718,766	—	—
Total assets	$629,431,528	$4,718,766	$624,712,762	$—

There were no Level 3 securities held by the Series as of December 31, 2024 or December 31, 2025.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

16

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

17

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2025.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2025.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2025, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2022 through December 31, 2025.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

18

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets for investment advisory services.

Under the Agreement, personnel of the Advisor are responsible for management of the Series’ portfolio, the execution of securities transactions, and generally administer the affairs of the Fund. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2025, the sub-transfer agency expenses incurred by Class S and Class I were $2,444 and $5,925, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary

19

Core Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.45% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.30% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,582,656 in management fees for Class W shares for the year ended December 31, 2025. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $178,050 and $5,240 for Class W and Class Z shares respectively, for the year ended December 31, 2025. These amounts are included as a reduction of expenses on the Statement of Operations.

For the year ended December 31, 2025, the Advisor recouped the following waiver and/or reimbursement previously recorded by the Series:

RECOUPED
CLASS	AMOUNT
Class I	$226

As of December 31, 2025, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2026	2027	2028	TOTAL
Class I	$2,309	$577	$—	$2,886
Class W	213,874	174,694	178,050	566,618
Class Z	18,464	8,453	5,240	32,157

4.	Segment Reporting

In this reporting period, the Series adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Series’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Chief Legal Officer, President and Principal Executive Officer, Vice President, and Principal Financial Officer act as the Series’ CODM. The Series represents a single operating segment, as the CODM monitors the operating results of the Series as a whole and the Series’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Series’ portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Series’ financial statements.

20

Core Bond Series

Notes to Financial Statements (continued)

5.	Purchases and Sales of Securities

For the year ended December 31, 2025, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $91,701,395 and $90,085,022, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $155,896,688 and $209,189,536, respectively.

6.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Core Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	34,520	$319,154	224,952	$2,071,657
Reinvested	12,468	115,352	13,633	125,715
Repurchased	(162,431)	(1,501,537)	(141,633)	(1,306,516)
Total	(115,443)	$(1,067,031)	96,952	$890,856

CLASS I	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES[1]	AMOUNT
Sold	154,761	$1,426,593	263,727	$2,453,525
Reinvested	24,204	223,611	31,142	285,911
Repurchased	(226,427)	(2,104,546)	(914,979)	(8,291,778)
Total	(47,462)	$(454,342)	(620,110)	$(5,552,342)

CLASS W	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,535,899	$60,369,697	47,278,163	$434,013,978
Reinvested	3,183,891	29,477,850	2,344,724	21,702,250
Repurchased	(14,228,557)	(132,006,294)	(10,585,224)	(98,237,419)
Total	(4,508,767)	$(42,158,747)	39,037,663	$357,478,809

CLASS Z	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES[1]	AMOUNT
Sold	49,929	$462,714	101,608	$936,772
Reinvested	91,491	845,050	112,957	1,039,246
Repurchased	(217,434)	(2,003,084)	(823,596)	(7,691,937)
Total	(76,014)	$(695,320)	(609,031)	$(5,715,919)

[1]	Share amounts have been adjusted for a reverse stock split effective after the close of business on September 6, 2024. See Note 1 of the Notes to Financial Statements.

Approximately 96% of the shares outstanding (representing Class W) are fiduciary accounts where the Advisor has sole investment discretion.

21

Core Bond Series

Notes to Financial Statements (continued)

7.	Line of Credit

The Fund has entered into a 364-day, $75 million credit agreement (the “line of credit”) with Bank of New York. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2026 unless extended or renewed. During the year ended December 31, 2025, the Series did not borrow under the line of credit.

8.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2025.

9.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/25	FOR THE YEAR ENDED 12/31/24
Ordinary income	$31,340,394	$23,612,229

At December 31, 2025, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of Investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$629,374,845
Unrealized appreciation	9,117,079
Unrealized depreciation	(9,060,396)
Net unrealized appreciation	$56,683
Undistributed ordinary income	$160,044
Capital loss carryforwards	$(48,166,436)

22

Core Bond Series

Notes to Financial Statements (continued)

10.	Federal Income Tax Information (continued)

As of December 31, 2025, the Series had net short-term capital loss carryforwards of $14,974,570 and net long-term capital loss carryforwards of $33,191,866, which may be carried forward indefinitely.

For the year ended December 31, 2025, the capital loss carryover utilized was $735,948.

11.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

23

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Core Bond Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 23, 2026

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

24

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25

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26

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

5	Financial Statement and Other Information - Annual

6.	Financial Statement and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/25-AR

27

www.manning-napier.com

Manning & Napier Fund, Inc.

Unconstrained Bond Series

Unconstrained Bond Series

Investment Portfolio - December 31, 2025

	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

PREFERRED STOCKS - 0.1%

Consumer Discretionary - 0.1%
Broadline Retail - 0.1%
North-Sono Preference[2]
(Identified Cost $411,852)		647,219	$428,751

LOAN ASSIGNMENTS - 1.1%

C&S Wholesale Grocers, Inc., Initial Term Loan B, (1 mo. U.S. Secured Overnight Financing Rate + 5.000%), 8.671%, 9/23/2030[3]		3,990,000	3,890,250
WestJet Loyalty LP, Initial Term Loan (Canada) (3 mo. U.S. Secured Overnight Financing Rate + 3.250%), 6.922%, 2/14/2031[3]		4,912,500	4,929,006
TOTAL LOAN ASSIGNMENTS (Identified Cost $8,793,547)			8,819,256

CORPORATE BONDS - 22.0%

Non-Convertible Corporate Bonds- 22.0%
Communication Services - 0.4%
Media - 0.4%
Open Infra U.S. Assets AB, 11.00%, 2/22/2027		3,600,000	3,556,579

Consumer Discretionary - 1.2%
Broadline Retail - 0.2%
North Investment Group AB (Sweden) (3 mo. STIB + 9.000%), 11.156%, 12/31/2027 (Acquired 04/22/2021, cost $2,225,482)[3,4]	SEK	18,750,017	1,384,472

Hotels, Restaurants & Leisure - 0.6%
Carnival Corp., 7.875%, 6/1/2027		800,000	836,589
SP Cruises Intermediate Ltd. (Bermuda), 11.50%, 3/14/2030[5]		4,000,000	3,932,353
			4,768,942
Household Durables - 0.4%
LGI Homes, Inc., 4.00%, 7/15/2029[5]		4,000,000	3,646,916
Total Consumer Discretionary			9,800,330

Energy - 2.0%
Energy Equipment & Services - 0.9%
SESI LLC, 7.875%, 9/30/2030[5]		4,000,000	3,937,393
Varel Oil & Gas, Inc, 12.25%, 4/7/2028		3,375,000	3,045,775
			6,983,168
Metals & Mining - 0.5%
Futura Resources Ltd. (Australia), 13.125%, 1/9/2031		4,000,000	3,787,105

Oil, Gas & Consumable Fuels - 0.6%
International Seaways, Inc., 7.125%, 9/23/2030		4,000,000	3,978,036
	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
New Fortress Energy, Inc., 8.75%, 3/15/2029 (Acquired 03/05/2024- 03/06/2024, cost $4,205,813)[4]		4,195,000	$192,509
NuStar Logistics LP, 5.625%, 4/28/2027		927,000	936,811
			5,107,356
Total Energy			15,877,629

Financials - 8.3%
Banks - 0.4%
The Bancorp, Inc., 7.375%, 9/1/2030		2,800,000	2,910,204

Capital Markets - 1.0%
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance, 5.95%, 9/17/2030[5]		4,000,000	3,811,685
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 10.00%, 11/15/2029[5]		4,000,000	3,998,055
			7,809,740
Consumer Finance - 1.6%
Encore Capital Group, Inc., 6.625%, 4/15/2031[5]		4,000,000	4,045,250
Navient Corp., 6.75%, 6/15/2026		4,000,000	4,037,564
SLM Corp., 6.50%, 1/31/2030		4,325,000	4,473,395
			12,556,209
Financial Services - 2.7%
Burford Capital Global Finance LLC, 7.50%, 7/15/2033[5]		2,000,000	1,925,274
Clear Street Holdings LLC, 8.00%, 9/30/2030[5]		4,000,000	4,008,053
Golden Pear Funding HoldCo LLC, 10.00%, 3/2/2028		1,200,000	1,266,631
Legres AB (Sweden) (3 mo. STIB + 9.000%), 10.846%, 12/30/2025 (Acquired 06/15/2023-06/28/2023, cost $3,048,944)[4]	SEK	32,500,000	2,824,091
Oxford Finance LLC - Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/2027[5]		4,500,000	4,495,010
PHH Escrow Issuer LLC - PHH Corp., 9.875%, 11/1/2029[5]		2,000,000	2,074,591
U.S. Claims Litigation Funding LLC, 10.25%, 3/17/2028 (Acquired 03/14/2023, cost $1,375,000)[4]		1,375,000	1,193,674
Velocity Portfolio Group, Inc., 9.75%, 3/1/2033 (Acquired 02/07/2025, cost $4,000,000)[4]		4,000,000	4,094,226
			21,881,550
Insurance - 0.4%
F&G Annuities & Life, Inc., 6.50%, 6/4/2029		3,039,000	3,164,813

Mortgage Real Estate Investment Trusts (REITS) - 2.2%
Arbor Realty SR, Inc., 9.00%, 10/15/2027[5]		4,000,000	4,142,822

The accompanying notes are an integral part of the financial statements.

 1

Unconstrained Bond Series

Investment Portfolio - December 31, 2025

	SHARES/ PRINCIPAL AMOUNT[1]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Mortgage Real Estate Investment Trusts (REITS) (continued)
Arbor Realty Trust, Inc., 5.00%, 4/30/2026		9,506,000	$9,276,534
ReadyCap Holdings LLC, 9.375%, 3/1/2028[5]		4,250,000	4,180,883
			17,600,239
Total Financials			65,922,755

Health Care - 0.5%
Pharmaceuticals - 0.5%
Organon & Co. - Organon Foreign Debt Co-Issuer B.V., 5.125%, 4/30/2031[5]		4,500,000	3,729,140

Industrials - 2.8%
Commercial Services & Supplies - 0.5%
Cartiga LLC, 9.00%, 6/15/2026 (Acquired 06/14/2021, cost $4,000,000)[4]		4,000,000	4,000,192

Marine Transportation - 0.6%
Contships Logistics Corp. (Greece), 9.00%, 2/11/2030		4,500,000	4,593,478

Passenger Airlines - 0.7%
American Airlines, Inc. - AAdvantage Loyalty IP Ltd., 5.50%, 4/20/2026[5]		3,500,000	3,504,940
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026		2,010,842	2,011,458
			5,516,398
Trading Companies & Distributors - 1.0%
Airborne Capital USA LLC, 10.50%, 8/2/2029		4,000,000	3,341,092
Avation Group S Pte Ltd. (Singapore), 8.50%, 5/15/2031[5]		4,500,000	4,440,212
			7,781,304
Total Industrials			21,891,372

Materials - 2.2%
Containers & Packaging - 0.9%
Alltub Group SAS (France) (3 mo. EURIBOR + 6.500%), 8.498%, 4/30/2030[3]	EUR	2,500,000	2,954,706
Duran Life Science Holding GmbH (Germany) (3 mo. EURIBOR + 6.500%), 8.561%, 5/31/2030[3]	EUR	3,700,000	4,371,201
			7,325,907
Metals & Mining - 1.3%
ACG Holdco 1 plc (United Kingdom), 14.75%, 1/13/2029		4,050,000	4,407,033
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[5]		1,692,179	1,689,017
Nickel Industries Ltd. (Indonesia), 9.00%, 9/30/2030[5]		4,000,000	4,150,984
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/06/2017-09/12/2019, cost $4,353,936)[4,6]	5,870,000	$59
		10,247,093
Total Materials		17,573,000

Real Estate - 3.3%
Industrial REITs - 0.5%
IIP Operating Partnership LP, 5.50%, 5/25/2026	4,320,000	4,269,677

Real Estate Management & Development - 0.5%
Five Point Operating Co. LP, 8.00%, 10/1/2030[5]	4,000,000	4,183,866

Specialized REITs - 2.3%
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 09/21/2021- 07/08/2022, cost $4,218,250)[4]	4,345,000	4,345,600
SBA Communications Corp., 3.875%, 2/15/2027	1,185,000	1,174,125
SBA Tower Trust,
1.884%, 1/15/2026[5]	2,750,000	2,746,938
6.599%, 1/15/2028[5]	6,110,000	6,256,460
4.831%, 10/15/2029[5]	3,630,000	3,652,630
		18,175,753
Total Real Estate		26,629,296

Utilities - 1.3%
Electric Utilities - 1.1%
Alexander Funding Trust II, 7.467%, 7/31/2028[5]	8,250,000	8,785,106

Independent Power and Renewable Electricity Producers - 0.2%
Palomino Funding Trust I, 7.233%, 5/17/2028[5]	1,105,000	1,167,694
Total Utilities		9,952,800
TOTAL CORPORATE BONDS (Identified Cost $184,331,428)		174,932,901

ASSET-BACKED SECURITIES - 25.8%

Aligned Data Centers Issuer LLC, Series 2021-1A, Class A2, 1.937%, 8/15/2046[5]	4,500,000	4,417,226
ALLO Issuer LLC, Series 2023-1A, Class A2, 6.20%, 6/20/2053[5]	4,400,000	4,452,350
BRSP Ltd., Series 2021-FL1, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.264%), 4.996%, 8/19/2038[3,5]	1,094,968	1,093,625
Capteris Equipment Finance LLC, Series 2024-1A, Class A2, 5.58%, 7/20/2032[5]	2,751,792	2,802,872

The accompanying notes are an integral part of the financial statements.

 2

Unconstrained Bond Series

Investment Portfolio - December 31, 2025

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Centersquare Issuer LLC, Series 2024- 1A, Class A2, 5.20%, 10/26/2054[5]	6,000,000	$5,865,115
CF Hippolyta Issuer LLC,
Series 2020-1, Class A1, 1.69%, 7/15/2060[5]	3,644,240	3,066,212
Series 2020-1, Class B1, 2.28%, 7/15/2060[5]	1,798,904	1,121,572
Cloud Capital Holdco LP, Series 2024- 1A, Class A2, 5.781%, 11/22/2049[5]	8,250,000	8,225,097
Cogent Ipv4 LLC, Series 2024-1A, Class A2, 7.924%, 5/25/2054[5]	2,380,000	2,480,244
College Ave Student Loans LLC, Series 2021-A, Class A2, 1.60%, 7/25/2051[5]	1,027,336	953,847
Commonbond Student Loan Trust, Series 2019-AGS, Class A1, 2.54%, 1/25/2047[5]	1,158,745	1,081,724
CoreVest American Finance Trust,
Series 2019-3, Class A, 2.705%, 10/15/2052[5]	681,703	679,779
Series 2020-3, Class A, 1.358%, 8/15/2053[5]	72,178	71,561
DataBank Issuer,
Series 2021-1A, Class A2, 2.06%, 2/27/2051[5]	5,200,000	5,177,047
Series 2023-1A, Class A2, 5.116%, 2/25/2053[5]	3,345,000	3,326,711
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A, 1.76%, 4/15/2049[5]	5,000,000	4,859,377
ECMC Group Student Loan Trust,
Series 2024-1A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.150%), 5.024%, 11/27/2073[3,5]	3,653,761	3,687,083
Series 2025-2A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.050%), 4.924%, 11/25/2074[3,5]	7,779,850	7,761,783
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A, 3.58%, 11/25/2038[5]	546,776	541,421
Finance of America Structured Securities Trust, Series 2024-S2, Class A1, 3.50%, 4/25/2074[5,7]	3,976,996	3,901,072
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[5]	2,176,000	2,144,708
FS RIALTO, Series 2021-FL2, Class A, (Cayman Islands) (1 mo. U.S. Secured Overnight Financing Rate + 1.334%), 5.069%, 5/16/2038[3,5]	949,116	949,325
GGAM Master Trust International Ltd., Series 2025-1A, Class A, (Cayman Islands), 5.923%, 9/30/2060[5]	4,800,000	4,825,742
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[5]	2,198,656	1,829,549

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Gracie Point International Funding LLC, Series 2025-1A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.500%), 5.525%, 8/15/2028[3,5]	3,000,000	$3,004,876
Hageman Capital Issuer Trust, Series 2025-1, Class A, 6.40%, 8/9/2056[5]	3,230,000	3,219,502
Horizon Aircraft Finance IV Ltd., Series 2024-1, Class A, (Cayman Islands), 5.375%, 9/15/2049[5]	6,937,500	7,005,593
Hotwire Funding LLC,
Series 2021-1, Class A2, 2.311%, 11/20/2051[5]	3,500,000	3,428,029
Series 2024-1A, Class A2, 5.893%, 6/20/2054[5]	1,000,000	1,015,925
HTS Fund II LLC, Series 2025-1, Class A, 5.351%, 6/23/2045[5]	3,650,000	3,658,184
KREF Ltd., Series 2021-FL2, Class AS, (1 mo. U.S. Secured Overnight Financing Rate + 1.414%), 5.150%, 2/15/2039[3,5]	3,500,000	3,465,653
Libra Solutions LLC, Series 2024-1A, Class A, 5.88%, 9/30/2038[5]	5,000,000	5,001,968
Lyra Music Assets Delaware LP, Series 2024-2A, Class A2, 5.76%, 12/22/2064[5]	3,699,344	3,741,101
Navient Private Education Loan Trust,
Series 2014-1, Class A3, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.624%), 4.499%, 6/25/2031[3]	1,852,322	1,830,604
Series 2015-BA, Class A3, (1 mo. U.S. Secured Overnight Financing Rate + 1.564%), 5.315%, 7/16/2040[3,5]	557,866	558,499
Series 2017-2A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.164%), 5.039%, 12/27/2066[3,5]	2,324,358	2,330,824
Series 2020-1A, Class A1B, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.164%), 5.039%, 6/25/2069[3,5]	2,947,840	2,956,911
Series 2020-GA, Class A, 1.17%, 9/16/2069[5]	276,878	260,053
Series 2021-1A, Class A1A, 1.31%, 12/26/2069[5]	3,173,909	2,854,146
Series 2021-A, Class A, 0.84%, 5/15/2069[5]	469,691	431,657
Series 2022-A, Class A, 2.23%, 7/15/2070[5]	2,248,002	2,076,281
Series 2023-BA, Class A1A, 6.48%, 3/15/2072[5]	312,135	323,203
Series 2023-BA, Class A1B, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.700%), 5.684%, 3/15/2072[3,5]	728,315	739,955

The accompanying notes are an integral part of the financial statements.

 3

Unconstrained Bond Series

Investment Portfolio - December 31, 2025

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Oxford Finance Credit Fund III LP,
Series 2024-A, Class A2, 6.675%, 1/14/2032[5]	2,700,000	$2,749,401
Series 2025-A, Class A2, 5.878%, 8/14/2034[5]	3,400,000	3,443,844
Oxford Finance Funding LLC,
Series 2022-1A, Class A2, 3.602%, 2/15/2030[5]	2,175,456	2,147,405
Series 2023-1A, Class A2, 6.716%, 2/15/2031[5]	3,327,672	3,360,174
Series 2025-1A, Class A2, 5.413%, 2/15/2035[5]	4,000,000	4,011,931
PEAR LLC,
Series 2021-1, Class A, 2.60%, 1/15/2034[5]	296,885	295,976
Series 2022-1, Class A2, 7.25%, 10/15/2034[5]	1,549,770	1,572,142
Series 2023-1, Class A, 7.42%, 7/15/2035[5]	4,646,065	4,763,588
Series 2024-1, Class A, 6.95%, 2/15/2036[5]	2,137,747	2,161,297
REDAPTIVE EAAS ISSUER LLC, Series 2025-1A, Class A, 5.94%, 3/25/2042[5]	4,000,000	4,007,532
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[5]	4,586,880	4,378,099
SLM Student Loan Trust,
Series 2008-3, Class A3, (U.S. Secured Overnight Financing Rate 90 Day Average + 1.262%), 5.575%, 10/25/2021[3]	3,141,489	3,142,908
Series 2008-4, Class A4, (U.S. Secured Overnight Financing Rate 90 Day Average + 1.912%), 6.225%, 7/25/2022[3]	1,666,919	1,687,270
Series 2012-1, Class A3, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.064%), 4.939%, 9/25/2028[3]	5,176,737	5,134,942
Series 2012-7, Class A3, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.764%), 4.639%, 5/26/2026[3]	8,293,574	8,132,192
SMB Private Education Loan Trust,
Series 2019-B, Class A2A, 2.84%, 6/15/2037[5]	864,603	848,228
Series 2024-D, Class A1B, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.100%), 5.074%, 7/15/2053[3,5]	4,345,706	4,314,296
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2, 1.877%, 3/26/2046[5]	3,400,000	3,376,450
Stonepeak, Series 2021-1A, Class AA, 2.301%, 2/28/2033[5]	340,269	332,152
Store Master Funding I-VII and XIV, Series 2019-1, Class A1, 2.82%, 11/20/2049[5]	2,346,044	2,304,933
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Switch ABS Issuer LLC, Series 2024-2A, Class A2, 5.436%, 6/25/2054[5]	4,000,000	$3,992,861
Tricon American Homes, Series 2020- SFR1, Class C, 2.249%, 7/17/2038[5]	2,500,000	2,463,367
Tricon Residential Trust, Series 2024- SFR4, Class A, 4.30%, 11/17/2041[5]	2,976,508	2,955,083
Trinity Rail Leasing 2018 LLC, Series 2020-1A, Class A, 1.96%, 10/17/2050[5]	1,194,294	1,138,433
Trinity Rail Leasing 2021 LLC, Series 2021-1A, Class A, 2.26%, 7/19/2051[5]	1,636,103	1,544,427
TRP LLC, Series 2021-1, Class A, 2.07%, 6/19/2051[5]	2,540,015	2,446,178
USQ Rail II LLC, Series 2021-3A, Class A, 2.21%, 6/28/2051[5]	4,948,728	4,764,850

TOTAL ASSET-BACKED SECURITIES (Identified Cost $206,713,020)		204,687,965

COMMERCIAL MORTGAGE-BACKED SECURITIES - 21.7%

BRAVO Residential Funding Trust, Series 2019-2, Class A3, 3.50%, 10/25/2044[5,8]	1,625,224	1,553,714
Brean Asset Backed Securities Trust,
Series 2021-RM2, Class A, 1.75%, 10/25/2061[5,8]	2,158,719	2,112,690
Series 2024-RM8, Class A1, 4.50%, 5/25/2064[5]	3,444,873	3,398,665
Series 2025-RM11, Class A1, 4.75%, 5/25/2065[5,8]	2,992,915	2,951,575
BX Trust, Series 2024-VLT4, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.491%), 5.242%, 6/15/2041[3,5]	5,100,000	5,092,794
CIM Trust, Series 2019-INV1, Class A1, 4.00%, 2/25/2049[5,8]	31,820	30,475
COLT Mortgage Loan Trust, Series 2021-4, Class A1, 1.397%, 10/25/2066[5,8]	6,328,611	5,420,610
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1, 2.13%, 2/25/2043[5,8]	94,717	84,054
Deephaven Residential Mortgage Trust, Series 2021-3, Class A1, 1.194%, 8/25/2066[5,8]	5,357,625	4,777,197
Fannie Mae REMICS, Series 2018-31, Class KP, 3.50%, 7/25/2047	16,234	16,107
Finance of America Structured Securities Trust,
Series 2022-S6, Class A1, 3.00%, 7/25/2061[5]	3,828,055	3,838,218
Series 2025-S1, Class A1, 3.50%, 2/25/2075[5]	4,502,108	4,374,627
Fontainebleau Miami Beach Mortgage Trust, Series 2024-FBLU, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.450%), 5.200%, 12/15/2039[3,5]	5,000,000	4,998,651

The accompanying notes are an integral part of the financial statements.

 4

Unconstrained Bond Series

Investment Portfolio - December 31, 2025

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Freddie Mac Multifamily Structured Pass-Through Certificates, Series K106, Class X1 (IO), 1.314%, 1/25/2030[8]	50,102,876	$2,236,962
GCAT Trust,
Series 2022-NQM3, Class A1, 4.348%, 4/25/2067[5,8]	7,594,857	7,535,773
Series 2024-NQM1, Class A1, 6.007%, 1/25/2059[5,7]	2,705,977	2,726,676
GS Mortgage-Backed Securities Trust,
Series 2021-GR3, Class A6, 2.50%, 4/25/2052[5,8]	4,080,007	3,670,990
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[5,8]	2,629,645	2,367,003
Series 2022-PJ1, Class A15, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.850%), 4.724%, 5/28/2052[3,5]	3,854,321	3,572,516
Series 2022-PJ3, Class A24, 3.00%, 8/25/2052[5,8]	6,998,241	6,348,007
Hawaii Hotel Trust, Series 2025- MAUI, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.393%), 5.143%, 3/15/2042[3,5]	4,050,000	4,051,251
Imperial Fund Mortgage Trust,
Series 2022-NQM2, Class A1, 3.638%, 3/25/2067[5,7]	5,425,758	5,290,364
Series 2022-NQM3, Class A1, 4.38%, 5/25/2067[5,7]	3,049,555	3,066,414
Series 2022-NQM4, Class A1, 4.767%, 6/25/2067[5,7]	6,952,886	6,929,746
J.P. Morgan Mortgage Trust,
Series 2014-2, Class 1A1, 3.00%, 6/25/2029[5,8]	82,999	81,839
Series 2021-1, Class A11, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.650%), 4.722%, 6/25/2051[3,5]	3,020,593	2,805,962
Series 2021-4, Class A3B, 2.00%, 8/25/2051[5,8]	3,742,036	2,981,058
Series 2021-5, Class A4, 2.50%, 8/25/2051[5,8]	7,550,199	6,862,952
Series 2021-INV5, Class A3A, 2.50%, 12/25/2051[5,8]	2,503,868	2,269,959
Series 2021-LTV2, Class A1, 2.520%, 5/25/2052[5,8]	3,963,341	3,369,100
Series 2022-INV3, Class A4B, 3.00%, 9/25/2052[5,8]	5,279,839	4,695,417
JP Morgan Seasoned Mortgage Trust,
Series 2024-1, Class A4, 4.377%, 1/25/2063[5,8]	4,098,671	4,018,100
Series 2025-1, Class A4, 3.688%, 1/25/2063[5,8]	3,713,311	3,494,653
Metlife Securitization Trust, Series 2019- 1A, Class A, 3.75%, 4/25/2058[5,8]	547,094	529,801
MFA Trust, Series 2021-INV2, Class A1, 1.906%, 11/25/2056[5,8]	2,866,655	2,599,179
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Morgan Stanley Residential Mortgage Loan Trust, Series 2021-4, Class A4, 2.50%, 7/25/2051[5,8]	8,854,549	$7,969,545
New Residential Mortgage Loan Trust,
Series 2014-3A, Class AFX3, 3.75%, 11/25/2054[5,8]	165,300	159,322
Series 2015-2A, Class A1, 3.75%, 8/25/2055[5,8]	219,963	214,609
Series 2019-2A, Class A1, 4.25%, 12/25/2057[5,8]	1,037,587	1,017,665
Series 2022-NQM2, Class A1, 3.079%, 3/27/2062[5,8]	7,316,402	6,803,968
NYMT Loan Trust, Series 2022-CP1, Class A1, 2.042%, 7/25/2061[5]	1,279,561	1,205,300
OBX Trust,
Series 2022-NQM2, Class A1A, 2.783%, 1/25/2062[5,7]	2,863,661	2,792,873
Series 2024-NQM1, Class A1, 5.928%, 11/25/2063[5,7]	2,395,800	2,412,635
PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 9.732%, 7/25/2029 (Acquired 07/24/2023, cost $179,992)[3,4]	179,992	179,983
RCKT Mortgage Trust, Series 2021-6, Class A5, 2.50%, 12/25/2051[5,8]	4,087,026	3,648,684
ROCK Trust, Series 2024-CNTR, Class A, 5.388%, 11/13/2041[5]	4,250,000	4,367,668
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 3/25/2067[5]	2,558,735	2,605,279
Sequoia Mortgage Trust,
Series 2013-2, Class A, 1.874%, 2/25/2043[8]	88,639	77,515
Series 2013-6, Class A2, 3.00%, 5/25/2043[8]	936,437	847,242
Series 2013-7, Class A2, 3.00%, 6/25/2043[8]	89,517	81,013
Series 2013-8, Class A1, 3.00%, 6/25/2043[8]	118,100	107,046
Starwood Retail Property Trust, Series 2014-STAR, Class A, (Prime Rate + 0.000%), 6.75%, 11/15/2027[3,5]	1,533,785	767,586
SUA LLC, Series 2025-1, Class A, 5.875%, 5/25/2040[5]	4,500,000	4,543,821
Sutherland Commercial Mortgage Trust, Series 2019-SBC8, Class A, 2.86%, 4/25/2041[5,8]	1,325,807	1,272,443
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.443%), 5.193%, 2/15/2042[3,5]	3,500,000	3,461,388
Towd Point Mortgage Trust,
Series 2018-2, Class A1, 3.25%, 3/25/2058[5,8]	125,701	124,425
Series 2019-HY1, Class A1, (1 mo. U.S. Secured Overnight Financing Rate + 1.114%), 4.846%, 10/25/2048[3,5]	486,418	486,890

The accompanying notes are an integral part of the financial statements.

 5

Unconstrained Bond Series

Investment Portfolio - December 31, 2025

	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

UWM Mortgage Trust, Series 2021-1, Class A15, 2.50%, 6/25/2051[5,8]	2,094,622	$1,740,137
WBHT Commercial Mortgage Trust, Series 2025-WBM, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.742%), 5.492%, 6/15/2042[3,5]	3,650,000	3,653,875
Wells Fargo Mortgage Backed Securities Trust, Series 2020-1, Class A1, 3.00%, 12/25/2049[5,8]	1,971,953	1,710,160
WinWater Mortgage Loan Trust, Series 2015-1, Class A1, 3.50%, 1/20/2045[5,8]	64,483	60,571

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $173,128,199)		172,464,742

FOREIGN GOVERNMENT BONDS - 0.6%

Eagle Funding Luxco S.A.R.L (Mexico), 5.50%, 8/17/2030[5]
(Identified Cost $4,619,114)	4,630,000	4,715,253

U.S. TREASURY SECURITIES - 21.2%

U.S. Treasury Notes - 21.2%
U.S. Treasury Floating Rate Note (3 mo. U.S. Treasury Bill Yield + 0.159%), 3.761%, 7/31/2027[3]	16,925,000	16,934,322
U.S. Treasury Inflation Indexed Note, 0.875%, 1/15/2029	40,116,656	39,514,906
U.S. Treasury Note
2.25%, 11/15/2027	79,974,000	78,196,453
3.125%, 11/15/2028	34,572,000	34,183,065

TOTAL U.S. TREASURY SECURITIES (Identified Cost $167,499,891)		168,828,746

U.S. GOVERNMENT AGENCIES - 5.1%

Mortgage-Backed Securities - 5.1%
Fannie Mae
Pool #MA0115, UMBS, 4.50%, 7/1/2029	10,278	10,335
Pool #MA1834, UMBS, 4.50%, 2/1/2034	73,869	74,679
Pool #995876, UMBS, 6.00%, 11/1/2038	135,707	144,302
Pool #FS4047, UMBS, 3.50%, 12/1/2042	6,292,570	6,022,751
Pool #AW5338, UMBS, 4.50%, 6/1/2044	378,579	379,132
Pool #AS3878, UMBS, 4.50%, 11/1/2044	219,180	219,314
Pool #BE7845, UMBS, 4.50%, 2/1/2047	75,886	75,567
Pool #MA4841, UMBS, 5.00%, 12/1/2052	7,024,361	7,046,752
	SHARES/ PRINCIPAL AMOUNT[1]	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Fannie Mae (continued)
Pool #FS6206, UMBS, 5.50%, 10/1/2053	7,033,527	$7,223,157
Freddie Mac
Pool #C91359, 4.50%, 2/1/2031	33,781	34,115
Pool #D98711, 4.50%, 7/1/2031	115,995	117,176
Pool #C91746, 4.50%, 12/1/2033	96,850	98,030
Pool #G05900, 6.00%, 3/1/2040	24,807	26,409
Pool #RB5264, UMBS, 5.50%, 11/1/2043	5,448,185	5,563,475
Pool #RA8208, UMBS, 5.00%, 1/1/2053	5,997,036	6,034,831
Pool #RJ0062, UMBS, 5.00%, 10/1/2053	7,420,385	7,485,086

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $38,801,252)		40,555,111

SHORT-TERM INVESTMENT - 1.7%

Dreyfus Government Cash Management, Institutional Shares, 3.65%[9]
(Identified Cost $13,296,349)	13,296,349	13,296,349

TOTAL INVESTMENTS - 99.3% (Identified Cost $797,594,652)		788,729,074
OTHER ASSETS, LESS LIABILITIES - 0.7%		5,867,686
NET ASSETS - 100%		$794,596,760

The accompanying notes are an integral part of the financial statements.

 6

Unconstrained Bond Series

Investment Portfolio - December 31, 2025

FUTURES CONTRACTS: LONG POSITIONS OPEN AT DECEMBER 31, 2025
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE [1]	VALUE/UNREALIZED APPRECIATION/ (DEPRECIATION)
140	EUR Currency	CME	March 2026	20,615,000	$249,149
245	JPY Currency	CME	March 2026	19,656,656	(184,759)
600	U.K. Gilt (10 Year)	ICE	March 2026	73,897,315	144,656
1,015	U.S. Treasury Notes (2 Year)	CME	March 2026	211,920,898	(152,496)

TOTAL LONG POSITIONS					$56,550

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT DECEMBER 31, 2025
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE [1]	VALUE/UNREALIZED APPRECIATION
345	Euro-BUND (10 Year)	EUREX	March 2026	51,722,491	$769,841
450	U.S. Ultra Treasury Bonds (10 Year)	CME	March 2026	51,757,034	459,612

TOTAL SHORT POSITIONS					$1,229,453

ABS - Asset-Backed Security

CME - Chicago Mercantile Exchange

EUR - Euro

EUREX - Eurex Exchange

EURIBOR - Euro Interbank Offered Rate

ICE - Intercontinental Exchange

IO - Interest only

JPY - Japanese Yen

No. - Number

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

SEK - Swedish Krona

STIB - Stockholm Interbank Offered Rate

UMBS - Uniform Mortgage-Backed Securities

1Amount is stated in USD unless otherwise noted.

2Security has been valued using significant unobservable inputs.

3Floating rate security. Rate shown is the rate in effect as of December 31, 2025.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2025 was $18,214,806, or 2.3% of the Series’ Net Assets.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2025 was $446,899,448, which represented 56.2% of the Series’ Net Assets.

6Issuer filed for bankruptcy and/or is in default of interest payments.

7Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2025.

8Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2025.

9Rate shown is the current yield as of December 31, 2025.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

 7

Unconstrained Bond Series

Statement of Assets and Liabilities

December 31, 2025

ASSETS:

Investments in securities, at value (identified cost $797,594,652) (Note 2)	$788,729,074
Cash	25,713
Deposits at broker for futures contracts	8,294,902
Interest receivable	5,106,476
Receivable for fund shares sold	650,126
Futures variation margin receivable	213,778
Dividends receivable	33,196
Prepaid expenses	18,181

TOTAL ASSETS	803,071,446

LIABILITIES:

Foreign currency overdraft, at value (identified cost $130,604)	130,883
Accrued sub-transfer agent fees[1]	63,277
Accrued fund accounting and administration fees[1]	51,850
Accrued management fees[1]	37,575
Accrued Chief Compliance Officer service fees[1]	2,263
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	1,431
Payable for securities purchased	7,710,175
Payable for fund shares repurchased	271,877
Futures variation margin payable	118,400
Distributions payable	342
Other payables and accrued expenses	86,613

TOTAL LIABILITIES	8,474,686

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$794,596,760

NET ASSETS CONSIST OF:

Capital stock	$799,898
Additional paid-in-capital	843,190,359
Total distributable earnings (loss)	(49,393,497)

TOTAL NET ASSETS	$794,596,760

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($6,673,413/668,438 shares)	$9.98

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($242,755,122/24,422,099 shares)	$9.94

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($545,168,225/54,899,250 shares)	$9.93

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

 8

Unconstrained Bond Series

Statement of Operations

For the Year Ended December 31, 2025

INVESTMENT INCOME:

Interest	$42,863,681
Dividends (net of foreign taxes withheld, $5)	1,202,818

Total Investment Income	44,066,499

EXPENSES:

Management fees (Note 3)	2,495,147
Sub-transfer agent fees (Note 3)	286,039
Fund accounting and administration fees (Note 3)	157,273
Directors’ fees (Note 3)	110,761
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	42,157
Chief Compliance Officer service fees (Note 3)	9,576
Professional fees	141,762
Custodian fees	30,622
Recoupment of past waived and/or reimbursed fees (Note 3)	1,644
Miscellaneous	193,837

Total Expenses	3,468,818
Less reduction of expenses (Note 3)	(1,866,468)

Net Expenses	1,602,350

NET INVESTMENT INCOME	42,464,149

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	3,612,552
Futures contracts	(2,900,339)
Foreign currency and translation of other assets and liabilities	159,144

871,357
Net change in unrealized appreciation (depreciation) on-
Investments	8,844,556
Futures contracts	2,110,999
Foreign currency and translation of other assets and liabilities	57,260

11,012,815

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	11,884,172

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,348,321

The accompanying notes are an integral part of the financial statements.

 9

Unconstrained Bond Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	12/31/25	12/31/24
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$42,464,149	$41,670,810
Net realized gain (loss) on investments and foreign currency	871,357	(11,463,603)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	11,012,815	7,643,256

Net increase (decrease) from operations	54,348,321	37,850,463

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(716,304)	(1,144,450)
Class I	(11,521,911)	(11,211,493)
Class W	(29,069,569)	(29,348,121)

Total distributions to shareholders	(41,307,784)	(41,704,064)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(65,041,116)	34,399,862

Net increase (decrease) in net assets	(52,000,579)	30,546,261

NET ASSETS:

Beginning of year	846,597,339	816,051,078

End of year	$794,596,760	$846,597,339

The accompanying notes are an integral part of the financial statements.

 10

Unconstrained Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.82	$9.85	$9.65	$10.61	$10.93
Income (loss) from investment operations:
Net investment income[1]	0.46	0.44	0.39	0.31	0.30
Net realized and unrealized gain (loss) on investments	0.13	(0.05)	0.18	(1.02)	(0.02)
Total from investment operations	0.59	0.39	0.57	(0.71)	0.28
Less distributions to shareholders:
From net investment income	(0.43)	(0.42)	(0.35)	(0.25)	(0.30)
From net realized gain on investments	—	—	—	—	(0.30)
From return of capital	—	—	(0.02)	—	—
Total distributions to shareholders	(0.43)	(0.42)	(0.37)	(0.25)	(0.60)
Net asset value - End of year	$9.98	$9.82	$9.85	$9.65	$10.61
Net assets - End of year (000’s omitted)	$6,673	$28,523	$29,206	$31,882	$17,776
Total return[2]	6.17%	4.08%	5.99%	(6.71% )	2.59%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.75% [3]	0.75%	0.72%	0.72%	0.73%
Net investment income	4.61%	4.46%	4.01%	3.15%	2.71%
Series portfolio turnover	53%	51%	42%	60%	69%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.02%	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

3Includes recoupment of past waived and/or reimbursed fees. Without the recoupment, the ratio would have been 0.74%.

The accompanying notes are an integral part of the financial statements.

 11

Unconstrained Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.79	$9.87	$9.74	$10.75	$11.17
Income (loss) from investment operations:
Net investment income[1]	0.48	0.47	0.42	0.35	0.34
Net realized and unrealized gain (loss) on investments	0.14	(0.05)	0.16	(1.05)	(0.03)
Total from investment operations	0.62	0.42	0.58	(0.70)	0.31
Less distributions to shareholders:
From net investment income	(0.47)	(0.50)	(0.43)	(0.31)	(0.38)
From net realized gain on investments	—	—	—	—	(0.35)
From return of capital	—	—	(0.02)	—	—
Total distributions to shareholders	(0.47)	(0.50)	(0.45)	(0.31)	(0.73)
Net asset value - End of year	$9.94	$9.79	$9.87	$9.74	$10.75
Net assets - End of year (000’s omitted)	$242,755	$245,873	$187,137	$192,903	$36,639
Total return[2]	6.41%	4.39%	6.16%	(6.42% )	2.81%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.49%	0.47%	0.49%	0.47%	0.49%
Net investment income	4.81%	4.74%	4.25%	3.47%	2.97%
Series portfolio turnover	53%	51%	42%	60%	69%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

 12

Unconstrained Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.78	$9.81	$9.62	$10.57	$10.90
Income (loss) from investment operations:
Net investment income[1]	0.52	0.51	0.45	0.37	0.37
Net realized and unrealized gain (loss) on investments	0.14	(0.05)	0.17	(1.01)	(0.03)
Total from investment operations	0.66	0.46	0.62	(0.64)	0.34
Less distributions to shareholders:
From net investment income	(0.51)	(0.49)	(0.41)	(0.31)	(0.37)
From net realized gain on investments	—	—	—	—	(0.30)
From return of capital	—	—	(0.02)	—	—
Total distributions to shareholders	(0.51)	(0.49)	(0.43)	(0.31)	(0.67)
Net asset value - End of year	$9.93	$9.78	$9.81	$9.62	$10.57
Net assets - End of year (000’s omitted)	$545,168	$572,200	$599,708	$592,728	$673,807
Total return[2]	6.85%	4.85%	6.66%	(6.05% )	3.19%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%	0.05%	0.05%	0.05%	0.05%
Net investment income	5.25%	5.16%	4.69%	3.68%	3.40%
Series portfolio turnover	53%	51%	42%	60%	69%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.33%	0.32%	0.34%	0.32%	0.32%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

 13

Unconstrained Bond Series

Notes to Financial Statements

1.	Organization

Unconstrained Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2025, 6.8 billion shares have been designated in total among 15 series, of which 100 million have been designated as Unconstrained Bond Series Class I common stock and Unconstrained Bond Series Class Z common stock, 125 million have been designated as Unconstrained Bond Series Class S common stock and 150 million have been designated as Unconstrained Bond Series Class W common stock. Class Z common stock is not currently offered for sale.

Class W shares represent fiduciary accounts where the Advisor has sole investment discretion.

On September 6, 2024, a Reverse Stock Split, approved by the Fund’s Board of Directors, (the “Board”) was executed for Class I of the Series after the close of trading. Shareholders who owned Class I shares of the Series received a proportional number of Class I shares of the Series. All share and per share amounts and disclosures in the financial statements and footnotes reflect the reverse stock split. Following the Reverse Stock Split, the total dollar value of a shareholder’s investment in the Series remained unchanged and each shareholder owned the same percentage (by value) of the Series as the shareholder did immediately prior to the Reverse Stock Split.

REVERSE
STOCK SPLIT
RATIO
CLASS	(old to new)
Class I	1 : 0.864249

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient

 14

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

 15

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2025 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Preferred securities:
Consumer Discretionary	$428,751	$—	$—	$428,751
Debt securities:
Loan Assignments	8,819,256	—	8,819,256	—
U.S. Treasury and other U.S. Government agencies	209,383,857	—	209,383,857	—
Corporate debt:
Communication Services	3,556,579	—	3,556,579	—
Consumer Discretionary	9,800,330	—	9,800,330	—
Energy	15,877,629	—	15,877,629	—
Financials	65,922,755	—	65,922,755	—
Health Care	3,729,140	—	3,729,140	—
Industrials	21,891,372	—	21,891,372	—
Materials	17,573,000	—	17,573,000	—
Real Estate	26,629,296	—	26,629,296	—
Utilities	9,952,800	—	9,952,800	—
Asset-backed securities	204,687,965	—	204,687,965	—
Commercial mortgage-backed securities	172,464,742	—	172,464,742	—
Foreign government bonds	4,715,253	—	4,715,253	—
Short-Term Investment	13,296,349	13,296,349	—	—
Other financial instruments:*
Foreign currency exchange contracts	249,149	249,149	—	—
Interest rate contracts	1,374,109	1,374,109	—	—
Total assets	790,352,332	14,919,607	775,003,974	428,751
Liabilities:
Other financial instruments:*
Foreign currency exchange contracts	(184,759)	(184,759)	—	—
Interest rate contracts	(152,496)	(152,496)	—	—
Total liabilities	(337,255)	(337,255)	—	—
Total	$790,015,077	$14,582,352	$775,003,974	$428,751

* Other financial instruments are futures (Level 1). Futures are valued at the unrealized appreciation (depreciation) on the instrument.

There were no Level 3 securities held by the Series as of December 31, 2024.

 16

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The Series’ forward foreign currency exchange contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions). No such investments were held by the Series on December 31, 2025.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Futures

The Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the bond market or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Advisor to the Series may be attempting to sell some or all the Series’ holdings or that a change in the value of the contract

 17

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Futures (continued)

may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. No such investments were held by the Series on December 31, 2025.

The following table presents the present value of derivatives held at December 31, 2025 as reflected on the Statement of Assets and Liabilities, and the effect of derivative instruments on the Statement of Operations:

 18

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Foreign currency exchange contracts	Net unrealized appreciation[1]	$249,149
Interest rate contracts	Net unrealized appreciation[1]	$1,374,109
Derivative	Liabilities Location
Foreign currency exchange contracts	Net unrealized depreciation[1]	$(184,759)
Interest rate contracts	Net unrealized depreciation[1]	$(152,496)

STATEMENT OF OPERATIONS
		Realized Gain
		(Loss) on
Derivative	Location of Gain or (Loss) on Derivatives	Derivatives
Foreign currency exchange contracts	Net realized gain (loss) on futures contracts	$(2,010,619)
Interest rate contracts	Net realized gain (loss) on futures contracts	$(889,720)
		Unrealized
		Appreciation
	Location of Appreciation (Depreciation) on	(Depreciation)
Derivative	Derivatives	on Derivatives
Foreign currency exchange contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$64,390
Interest rate contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,046,609

1Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolio, and is included within Net Assets as the components of capital are not required to be presented separately on the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The average month-end balances for the year ended December 31, 2025 were as follows:

Futures Contracts:
Average number of contracts purchased	1,450
Average number of contracts sold	575
Average notional value of contracts purchased	$217,943,567
Average notional value of contracts sold	$76,105,978

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

 19

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2025.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2025.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

 20

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2025, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2022 through December 31, 2025.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets for investment advisory services.

Under the Agreement, personnel of the Advisor are responsible for management of the Series’ portfolio, the execution of securities transactions, and generally administer the affairs of the Fund. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee

 21

Unconstrained Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. During the year ended December 31, 2025, the sub-transfer agency expenses incurred by Class S and Class I were $19,557 and $266,482, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.50% of the average daily net assets of the Class S and Class I shares, 0.05% of the average daily net assets of the Class W shares, and 0.35% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $1,710,022 in management fees for Class W for the year ended December 31, 2025. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $156,446 for Class W shares for the year ended December 31, 2025. These amounts are included as a reduction of expenses on the Statement of Operations.

 22

Unconstrained Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

For the year ended December 31, 2025, the Advisor recouped the following waivers and/or reimbursements previously recorded by the Series:

RECOUPED
CLASS	AMOUNT
Class S	$1,644

As of December 31, 2025, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2026	2027	2028	TOTAL
Class S	$–	$4,762	$—	$4,762
Class W	218,725	137,133	156,446	512,304

4.	Segment Reporting

In this reporting period, the Series adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Series’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Chief Legal Officer, President and Principal Executive Officer, Vice President, and Principal Financial Officer act as the Series’ CODM. The Series represents a single operating segment, as the CODM monitors the operating results of the Series as a whole and the Series’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Series’ portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Series’ financial statements.

5.	Purchases and Sales of Securities

For the year ended December 31, 2025, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $179,862,581 and $205,784,834, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $242,733,501 and $296,352,269, respectively.

6.	Capital Stock Transactions

Transactions in Class S, Class I, and Class W shares of Unconstrained Bond Series were:

CLASS S	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/25		12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	427,052	$4,230,770	966,372	$9,511,501
Reinvested	71,955	713,595	116,614	1,144,089
Repurchased	(2,735,280)	(27,116,371)	(1,144,836)	(11,242,405)
Total	(2,236,273)	$(22,172,006)	(61,850)	$(586,815)

 23

Unconstrained Bond Series

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

CLASS I	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/25		12/31/24
	SHARES	AMOUNT	SHARES[1]	AMOUNT
Sold	7,754,133	$76,746,931	11,296,530	$111,012,486
Reinvested	1,165,141	11,521,609	1,132,569	11,096,061
Repurchased	(9,618,338)	(95,153,739)	(6,274,688)	(61,455,055)
Total	(699,064)	$(6,885,199)	6,154,411	$60,653,492

CLASS W	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	12/31/25		12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,612,202	$35,707,750	7,524,788	$73,384,171
Reinvested	2,897,367	28,622,673	2,956,284	28,888,393
Repurchased	(10,138,662)	(100,314,334)	(13,114,241)	(127,939,379)
Total	(3,629,093)	$(35,983,911)	(2,633,169)	$(25,666,815)

[1]	Share amounts have been adjusted for a reverse stock split effective after the close of business on September 6, 2024. See Note 1 of the Notes to Financial Statements.

Approximately 69% of the shares outstanding (representing Class W) are fiduciary accounts where the Advisor has sole investment discretion.

7.	Line of Credit

The Fund has entered into a 364-day, $75 million credit agreement (the “line of credit”) with Bank of New York. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2026 unless extended or renewed. During the year ended December 31, 2025, the Series did not borrow under the line of credit.

8.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. For the six months ended December 31, 2025, the Series invested in futures contracts (credit, foreign currency exchange and interest rate risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

 24

Unconstrained Bond Series

Notes to Financial Statements (continued)

9.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, defaulted bonds, and the realization for tax purposes of unrealized gains/losses on certain futures. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/2025	ENDED 12/31/2024
Ordinary income	$41,307,784	$41,704,064

At December 31, 2025, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of Investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$799,325,359
Unrealized appreciation	10,800,671
Unrealized depreciation	(20,110,948)
Net unrealized depreciation	$(9,310,277)
Undistributed ordinary income	$468,417
Capital loss carryforwards	$(40,605,396)

At December 31, 2025, the Series had net short-term capital loss carryforwards of $8,537,109 and net long-term capital loss carryforwards of $32,068,287, which may be carried forward indefinitely.

For the year ended December 31, 2025, the capital loss carryover utilized was $2,358,648.

11.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

 25

Unconstrained Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Unconstrained Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Unconstrained Bond Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 23, 2026

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

 26

Unconstrained Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863

On the Securities and Exchange

Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863

On the SEC’s web site	http://www.sec.gov

On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863

On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

5.	Financial Statement and Other Information - Annual

6.	Financial Statement and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/25-AR

 27

www.manning-napier.com

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
Freddie Mac Multifamily M.L. Certificates, Series ML19, Class A, 4.033%, 12/25/2036 (Identified Cost $2,137,296)	2,139,453	$2,145,057

MUNICIPAL BONDS - 90.7%
ALABAMA - 0.7%
Autauga County, Correctional Facility Impt, Series A, G.O. Bond, 5.000%, 3/1/2037	1,345,000	1,549,257

ALASKA - 1.0%
Alaska Municipal Bond Bank Authority
Electric Light & Power Impt., Revenue Bond, 5.000%, 12/1/2030	875,000	974,145
School Impt., Series ONE, Revenue Bond, 5.000%, 12/1/2030	490,000	545,521
School Impt., Series ONE, Revenue Bond, 5.000%, 12/1/2031	500,000	565,263
		2,084,929
ARIZONA - 0.3%
Pinal County Unified School District No. 21 Coolidge
School Impt., Series C, G.O. Bond, AGC, 5.000%, 7/1/2032	175,000	196,966
School Impt., Series C, G.O. Bond, AGC, 5.000%, 7/1/2033	130,000	146,946
School Impt., Series C, G.O. Bond, AGC, 5.000%, 7/1/2034	175,000	199,622
School Impt., Series C, G.O. Bond, AGC, 5.000%, 7/1/2035	150,000	170,150
		713,684
COLORADO - 0.8%
Denver Wastewater Management Division Department of Public Works, Public Impt., Revenue Bond, 5.000%, 11/1/2029	750,000	797,832
E-470 Public Highway Authority, Senior Lien, Series A, Revenue Bond, 5.000%, 9/1/2026	1,000,000	1,014,472
		1,812,304
DISTRICT OF COLUMBIA - 3.7%
District of Columbia
Public Impt., Series A, G.O. Bond, 5.000%, 10/15/2036	1,265,000	1,344,004
Public Impt., Series A, G.O. Bond, 5.000%, 1/1/2041	2,000,000	2,187,713
District of Columbia Income Tax
School Impt., Series A, Revenue Bond, 5.000%, 7/1/2041	1,115,000	1,212,171
School Impt., Series A, Revenue Bond, 5.000%, 7/1/2042	1,895,000	2,046,568
District of Columbia Water & Sewer Authority, Water Utility Impt., Series B, Revenue Bond, 5.000%, 10/1/2047	1,000,000	1,043,189
		7,833,645
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
FLORIDA - 5.2%
Broward County, Water & Sewer Utility, Sewer Impt., Series A, Revenue Bond, 5.000%, 10/1/2038	4,000,000	$4,291,707
Central Florida Expressway Authority
Highway Impt., Senior Lien, Series D, Revenue Bond, 5.000%, 7/1/2033	825,000	918,898
Senior Lien, Revenue Bond, 5.000%, 7/1/2027	500,000	518,101
Senior Lien, Revenue Bond, 5.000%, 7/1/2038	530,000	543,936
Florida Department of Transportation Turnpike System, Series B, Revenue Bond, 2.500%, 7/1/2026	505,000	503,426
Fort Lauderdale, Public Impt., Series A, G.O. Bond, 5.000%, 7/1/2043	1,010,000	1,085,053
JEA Electric System, Series A, Revenue Bond, 5.000%, 10/1/2028	1,000,000	1,061,304
Miami-Dade County, Revenue Bond, 5.000%, 4/1/2028	1,015,000	1,069,142
Tampa, Water & Wastewater System, Water Utility Impt., Series A, Revenue Bond, 5.000%, 10/1/2034	950,000	1,083,901
		11,075,468
GEORGIA - 0.9%
Atlanta, Series A-1, G.O. Bond, 5.000%, 12/1/2042	800,000	864,614
Georgia, School Impt., Series A, G.O. Bond, 5.000%, 7/1/2033	1,000,000	1,122,291
		1,986,905
HAWAII - 1.9%
City & County of Honolulu, Transit Impt., Series E, G.O. Bond, 5.000%, 3/1/2027	2,000,000	2,056,086
Honolulu County, Series E, G.O. Bond, 5.000%, 9/1/2028	500,000	518,465
Maui County, Public Impt., G.O. Bond, 5.000%, 3/1/2034	1,305,000	1,447,675
		4,022,226

ILLINOIS - 4.9%
Bradley, Public Impt., Series A, G.O. Bond, 5.000%, 12/15/2030	1,185,000	1,301,723
Elgin, Water Utility Impt., G.O. Bond, 5.000%, 12/15/2036	1,310,000	1,490,916
Illinois State Toll Highway Authority
Highway Impt., Series B, Revenue Bond, 5.000%, 1/1/2038	1,050,000	1,057,720
Series B, Revenue Bond, 5.000%, 1/1/2031	1,500,000	1,631,289
Kankakee Will Grundy Etc Counties Community College District No. 520 Kankakee, G.O. Bond, 5.000%, 12/1/2028	1,000,000	1,058,646
Lake in the Hills, Multiple Utility Impt., G.O. Bond, 5.000%, 12/15/2037	710,000	790,147

The accompanying notes are an integral part of the financial statements.

1

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
ILLINOIS (continued)
Rock Island County School District No. 41 Rock Island, School Impt., Series A, G.O. Bond, AGC, 5.000%, 1/1/2035	400,000	$457,414
Schaumburg, G.O. Bond, 4.000%, 12/1/2033	1,175,000	1,263,631
United City of Yorkville
Series B, G.O. Bond, 5.000%, 12/30/2028	200,000	212,678
Series B, G.O. Bond, 5.000%, 12/30/2029	175,000	189,345
Series B, G.O. Bond, 5.000%, 12/30/2030	175,000	192,360
Series B, G.O. Bond, 5.000%, 12/30/2031	300,000	334,299
Series B, G.O. Bond, 5.000%, 12/30/2032	225,000	253,199
Series B, G.O. Bond, 5.000%, 12/30/2033	260,000	295,628
		10,528,995
INDIANA - 1.3%
Indiana Bond Bank, Series 1, Revenue Bond, 5.000%, 8/15/2036	2,000,000	2,240,396
Indianapolis Local Public Improvement Bond Bank, Correctional Facility Impt, Series A, Revenue Bond, 5.000%, 2/1/2030	500,000	535,115
		2,775,511
IOWA - 1.9%
Altoona, Series A, G.O. Bond, 5.000%, 6/1/2036	1,845,000	2,075,778
Des Moines, Stormwater Utility, Public Impt., Series B, Revenue Bond, 5.000%, 6/1/2031	865,000	951,517
Le Mars Community School District, School Impt., G.O. Bond, AGC, 5.000%, 6/1/2034	1,000,000	1,117,436
		4,144,731
KENTUCKY - 1.3%
Jefferson County Board of Education, School Impt., Series A, G.O. Bond, 5.000%, 6/1/2036	1,230,000	1,390,018
Kenton County School District, School Impt., Series A, G.O. Bond, 5.000%, 6/1/2036	1,050,000	1,178,613
Kentucky State Property & Building Commission, Public Impt., Series A, Revenue Bond, 5.000%, 10/1/2030	125,000	138,083
		2,706,714
LOUISIANA - 0.2%
New Orleans, Sewer Impt., Series B, Revenue Bond, 5.000%, 6/1/2027	500,000	514,787

MAINE - 1.1%
Bar Harbor, Multiple Utility Impt., G.O. Bond, 5.000%, 10/15/2040	1,000,000	1,108,702
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
MAINE (continued)
Maine Municipal Bond Bank, Highway Impt., Series A, Revenue Bond, 5.000%, 9/1/2027	675,000	$702,200
Maine Turnpike Authority, Highway Impt., Revenue Bond, 5.000%, 7/1/2033	550,000	602,559
		2,413,461
MARYLAND - 3.1%
Maryland
School Impt., Series A, G.O. Bond, 5.000%, 3/1/2033	5,000,000	5,566,847
School Impt., Series A, G.O. Bond, 5.000%, 8/1/2035	1,000,000	1,094,026
		6,660,873
MASSACHUSETTS - 2.4%
Commonwealth of Massachusetts, Transit Impt., Series C, G.O. Bond, 5.000%, 10/1/2047	5,000,000	5,224,831

MICHIGAN - 0.6%
Charter Township of White Lake
G.O. Bond, 5.000%, 3/1/2036	575,000	662,746
G.O. Bond, 5.000%, 3/1/2037	515,000	588,176
		1,250,922
MINNESOTA - 1.0%
Minnesota, Public Impt., Series A, G.O. Bond, 5.000%, 8/1/2036	1,970,000	2,067,041

MISSOURI - 1.7%
Clayton, G.O. Bond, 4.000%, 3/15/2028	510,000	526,488
Columbia School District, Series B, G.O. Bond, 5.000%, 3/1/2026	1,635,000	1,640,991
Fort Zumwalt School District, School Impt., G.O. Bond, BAM, 5.000%, 3/1/2033	1,260,000	1,355,361
		3,522,840
NEBRASKA - 1.8%
Nebraska Public Power District, Series B, Revenue Bond, 5.000%, 1/1/2030	640,000	692,119
Omaha Public Power District
Electric Light & Power Impt., Series A, Revenue Bond, 5.000%, 2/1/2046	2,065,000	2,121,701
Series A, Revenue Bond, 5.000%, 2/1/2031	1,000,000	1,040,441
		3,854,261
NEVADA - 2.0%
Clark County, Public Impt., G.O. Bond, 5.000%, 11/1/2031	3,970,000	4,252,619

NEW MEXICO - 1.0%
New Mexico, G.O. Bond, 5.000%, 3/1/2033	2,000,000	2,180,149

NEW YORK - 12.1%
Metropolitan Transportation Authority, Transit Impt., Green Bond, Series C-1, Revenue Bond, 4.750%, 11/15/2045	2,000,000	2,003,755

The accompanying notes are an integral part of the financial statements.

2

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
NEW YORK (continued)
New York
Public Impt., Series D, G.O. Bond, 5.000%, 12/1/2042	1,500,000	$1,553,000
Series D, Prerefunded Balance, G.O. Bond, 1.216%, 8/1/2026	125,000	123,094
Series D, Unrefunded Balance, G.O. Bond, 1.216%, 8/1/2026	1,075,000	1,059,335
New York City
Series B-1, G.O. Bond, 5.000%, 8/1/2027	1,600,000	1,662,646
Series E, G.O. Bond, 5.000%, 8/1/2026	1,905,000	1,932,465
New York City Municipal Water Finance Authority, Series EE, Revenue Bond, 5.000%, 6/15/2040	3,500,000	3,607,966
New York City Transitional Finance Authority Future Tax Secured, Series A-1, Revenue Bond, 5.000%, 8/1/2044	3,500,000	3,669,644
New York State Dormitory Authority
Public Impt., Series C, Revenue Bond, 5.652%, 2/15/2030	1,000,000	1,061,285
Series C, Prerefunded Balance, Revenue Bond, 1.187%, 3/15/2026	1,110,000	1,103,973
New York State Thruway Authority, Series B, Revenue Bond, 4.000%, 1/1/2038	2,390,000	2,407,250
New York State Urban Development Corp., Correctional Facility Impt., Revenue Bond, 5.250%, 3/15/2038	5,000,000	5,624,074
		25,808,487
NORTH CAROLINA - 1.2%
Mecklenburg County, School Impt., Series A, G.O. Bond, 4.000%, 4/1/2030	2,500,000	2,534,432

NORTH DAKOTA - 2.4%
Fargo
Public Impt., Series A, G.O. Bond, 5.000%, 5/1/2038	2,235,000	2,488,326
Public Impt., Series A, G.O. Bond, 5.000%, 5/1/2039	2,350,000	2,597,531
		5,085,857

OHIO - 2.7%
Hamilton County, Parking Facility Impt., Series A, G.O. Bond, 5.000%, 12/1/2037	1,000,000	1,100,311
Ohio, Public Impt., Series A, G.O. Bond, 5.000%, 3/1/2041	1,845,000	2,038,504
Ohio Water Development Authority
Sewer Impt., Revenue Bond, 5.000%, 12/1/2036	1,350,000	1,446,719
Sewer Impt., Revenue Bond, 5.000%, 12/1/2037	1,000,000	1,071,060
		5,656,594
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
OKLAHOMA - 1.0%
Tulsa County Independent School District No. 9 Union, School Impt., G.O. Bond, 4.000%, 4/1/2030	2,000,000	$2,113,997

PENNSYLVANIA - 5.5%
Ephrata Area School District, School Impt., G.O. Bond, 5.000%, 3/1/2033	1,175,000	1,277,307
Garnet Valley School District, School Impt., G.O. Bond, 5.000%, 4/1/2034	940,000	1,032,232
Lancaster School District
Series A, G.O. Bond, BAM, 5.000%, 6/1/2032	500,000	551,336
Series A, G.O. Bond, BAM, 5.000%, 6/1/2034	1,000,000	1,102,557
Pennsylvania Turnpike Commission
Highway Impt., Series A, Revenue Bond, 5.000%, 12/1/2029	750,000	815,906
Highway Impt., Series A, Revenue Bond, 5.000%, 12/1/2030	850,000	919,923
Revenue Bond, 5.000%, 12/1/2030	765,000	795,326
Revenue Bond, 5.000%, 12/1/2031	500,000	562,114
Series A-2, Revenue Bond, 5.000%, 6/1/2028	590,000	594,998
Philadelphia Gas Works Co., Revenue Bond, 5.000%, 10/1/2030	1,005,000	1,018,291
Philadelphia, Water & Wastewater, Water Utility Impt., Series A, Revenue Bond, 5.000%, 11/1/2040	2,450,000	2,632,974
Pittsburgh Water & Sewer Authority, Series B, Revenue Bond, AGM, 5.000%, 9/1/2032	300,000	329,474
		11,632,438

SOUTH CAROLINA - 0.4%
Charleston, Waterworks & Sewer System, Sewer Impt., Revenue Bond, 5.000%, 1/1/2044	850,000	890,397

TENNESSEE - 4.1%
Chattanooga, Electric Light & Power Impt., Revenue Bond, 5.000%, 9/1/2039	2,000,000	2,183,133
Clarksville, Electric System, Revenue Bond, 5.000%, 9/1/2029	1,015,000	1,051,323
Knox County, Correctional Facility Impt., G.O. Bond, 4.000%, 6/1/2040	2,805,000	2,855,943
Metropolitan Government of Nashville & Davidson County, Electric Light & Power Impt., Series A, Revenue Bond, 5.000%, 5/15/2034	1,250,000	1,379,351
Shelby County, Series A, G.O. Bond, 5.000%, 4/1/2035	1,250,000	1,276,315
		8,746,065

TEXAS - 7.2%
Dallas, Waterworks & Sewer System, Series C, Revenue Bond, 5.000%, 10/1/2028	1,715,000	1,826,161

The accompanying notes are an integral part of the financial statements.

3

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
TEXAS (continued)
Irving, Public Impt., G.O. Bond, 5.000%, 9/15/2032	3,030,000	$3,393,479
Judson Independent School District, G.O. Bond, 5.000%, 2/1/2036	835,000	942,853
North Texas Municipal Water District Water System, Series A, Revenue Bond, 5.000%, 9/1/2027	1,500,000	1,558,096
North Texas Tollway Authority
Series A, Revenue Bond, 5.000%, 1/1/2027	2,000,000	2,000,000
Series B, Revenue Bond, 5.000%, 1/1/2029	925,000	987,796
San Antonio Water System, Water Utility Impt., Series A, Revenue Bond, 5.000%, 5/15/2032	1,075,000	1,126,560
Tarrant County, Highway Impt., G.O. Bond, 5.000%, 7/15/2036	2,300,000	2,541,089
Texas Municipal Gas Acquisition & Supply Corp. III
Revenue Bond, 5.000%, 12/15/2026	200,000	203,010
Revenue Bond, 5.000%, 12/15/2027	600,000	618,238
Revenue Bond, 5.000%, 12/15/2028	250,000	261,559
		15,458,841
VIRGINIA - 1.0%
Chesterfield County, School Impt., Series B, G.O. Bond, 4.000%, 1/1/2041	2,000,000	2,053,083

WASHINGTON - 5.6%
Seattle, Municipal Light & Power, Electric Light & Power Impt., Revenue Bond, 5.000%, 7/1/2041	1,040,000	1,134,554
Tacoma, Electric System, Revenue Bond, 5.000%, 1/1/2046	1,030,000	1,064,683
Washington
School Impt., Series 2, G.O. Bond, 5.000%, 8/1/2043	1,000,000	1,065,530
School Impt., Series 2020A, G.O. Bond, 5.000%, 8/1/2032	4,255,000	4,586,906
School Impt., Series C, G.O. Bond, 5.000%, 2/1/2037	3,690,000	4,102,326
		11,953,999

WISCONSIN - 8.7%
Appleton Area School District, G.O. Bond, 5.000%, 3/1/2033	1,260,000	1,365,247
Cameron School District, School Impt., G.O. Bond, BAM, 5.000%, 4/1/2038	925,000	1,032,109
Eau Claire Area School District, G.O. Bond, 5.000%, 4/1/2032	1,380,000	1,500,404
Fond Du Lac, Public Impt., Series A, G.O. Bond, 5.000%, 3/1/2031	2,565,000	2,761,003
Madison Metropolitan School District, School Impt., G.O. Bond, 5.000%, 3/1/2033	1,095,000	1,195,090
Pierce County, Series A, G.O. Bond, 5.000%, 3/1/2036	1,540,000	1,723,312
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)
WISCONSIN (continued)
Union Grove Union High School District, School Impt., G.O. Bond, 5.000%, 3/1/2036	1,015,000	$1,135,685
West Bend Joint School District No. 1, School Impt., G.O. Bond, 5.000%, 4/1/2036	1,295,000	1,449,609
West Salem School District, School Impt., G.O. Bond, BAM, 5.000%, 4/1/2039	1,590,000	1,763,053
Wisconsin, Series B, G.O. Bond, 5.000%, 5/1/2038	4,000,000	4,556,174
		18,481,686
TOTAL MUNICIPAL BONDS (Identified Cost $194,987,625)		193,592,029

EXCHANGE-TRADED FUND - 2.2%
iShares National Muni Bond ETF
(Identified Cost $4,937,332)	43,351	4,643,326

U.S. TREASURY SECURITIES - 3.7%
U.S. Treasury Notes - 3.7%
U.S. Treasury Note
2.625%, 1/31/2026	800,000	799,062
4.25%, 1/31/2026	1,000,000	1,000,117
4.00%, 1/15/2027	1,000,000	1,004,805
1.50%, 1/31/2027	1,000,000	978,672
2.25%, 2/15/2027	1,000,000	986,016
4.125%, 2/15/2027	1,000,000	1,006,484
4.25%, 1/15/2028	1,000,000	1,014,766
3.50%, 1/31/2028	1,000,000	1,000,156

Total U.S. Treasury Notes (Identified Cost $7,715,972)		7,790,078

TOTAL U.S. TREASURY SECURITIES (Identified Cost $7,715,972)		7,790,078

SHORT-TERM INVESTMENT - 1.3%
Dreyfus Government Cash Management, Institutional Shares, 3.65%[2]
(Identified Cost $2,856,777)	2,856,777	2,856,777

TOTAL INVESTMENTS - 98.9% (Identified Cost $212,635,002)		211,027,267
OTHER ASSETS, LESS LIABILITIES - 1.1%		2,396,491
NET ASSETS - 100.0%		$213,423,758

The accompanying notes are an integral part of the financial statements.

4

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2025

ETF - Exchange-Traded Fund

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corporation)

AGM (Assurance Guaranty Municipal Corp.)

BAM (Build America Mutual Assurance Co.)

The insurance does not guarantee the market value of the municipal bonds.

1Amount is stated in USD unless otherwise noted.

2Rate shown is the current yield as of December 31, 2025.

The accompanying notes are an integral part of the financial statements.

5

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2025

ASSETS:

Investments, at value (identified cost $212,635,002) (Note 2)	$211,027,267
Interest receivable	2,668,939
Dividends receivable	9,012
Prepaid expenses	14,755

TOTAL ASSETS	213,719,973

LIABILITIES:

Due to custodian	2,966
Accrued fund accounting and administration fees[1]	27,645
Accrued Chief Compliance Officer service fees[1]	2,263
Accrued management fees[1]	148
Payable for fund shares repurchased	234,605
Other payables and accrued expenses	28,588

TOTAL LIABILITIES	296,215

TOTAL NET ASSETS	$213,423,758

NET ASSETS CONSIST OF:

Capital stock	$202,680
Additional paid-in-capital	214,201,922
Total distributable earnings (loss)	(980,844)

TOTAL NET ASSETS	$213,423,758

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($584,286/55,497 shares)	$10.53

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($212,839,472/20,212,500 shares)	$10.53

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2025

INVESTMENT INCOME:

Interest	$5,759,010
Dividends	287,102

Total Investment Income	6,046,112

EXPENSES:

Management fees (Note 3)	710,314
Fund accounting and administration fees (Note 3)	82,922
Directors’ fees (Note 3)	28,497
Chief Compliance Officer service fees (Note 3)	9,576
Professional fees	63,630
Custodian fees	6,788
Miscellaneous	79,589

Total Expenses	981,316
Less reduction of expenses (Note 3)	(707,603)

Net Expenses	273,713

NET INVESTMENT INCOME	5,772,399

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(783,199)

Net change in unrealized appreciation (depreciation) on investments	4,932,420

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	4,149,221

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,921,620

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/25	FOR THE YEAR ENDED 12/31/24
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$5,772,399	$5,588,232
Net realized gain (loss) on investments	(783,199)	(587,546)
Net change in unrealized appreciation (depreciation) on investments	4,932,420	(3,012,946)

Net increase (decrease) from operations	9,921,620	1,987,740

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

Class A	(17,740)	(17,747)
Class W	(5,611,176)	(5,218,104)

Total distributions to shareholders	(5,628,916)	(5,235,851)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	4,981,916	(41,646,937)

Net increase (decrease) in net assets	9,274,620	(44,895,048)

NET ASSETS:

Beginning of year	204,149,138	249,044,186

End of year	$213,423,758	$204,149,138

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Financial Highlights - Class A

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.33	$10.48	$10.24	$10.94	$11.58
Income (loss) from investment operations:
Net investment income[1]	0.24	0.19	0.17	0.10	0.10
Net realized and unrealized gain (loss) on investments	0.20	(0.16)	0.24	(0.74)	(0.08)
Total from investment operations	0.44	0.03	0.41	(0.64)	0.02
Less distributions to shareholders:
From net investment income	(0.24)	(0.18)	(0.17)	(0.06)	(0.09)
From net realized gain on investments	—	—	—	(0.00)[2]	(0.57)
Total distributions to shareholders	(0.24)	(0.18)	(0.17)	(0.06)	(0.66)

Net asset value - End of year	$10.53	$10.33	$10.48	$10.24	$10.94
Net assets - End of year (000’s omitted)	$584	$917	$1,383	$2,162	$2,430
Total return[3]	4.30%	0.29%	4.10%	(5.83% )	0.16%

Ratios (to average net assets)/Supplemental Data:
Expenses	0.47%	0.62%	0.62%	0.63%	0.67%
Net investment income	2.34%	1.88%	1.70%	1.00%	0.91%
Series portfolio turnover	30%	11%	20%	10%	23%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Financial Highlights - Class W

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.33	$10.48	$10.24	$10.94	$11.59
Income (loss) from investment operations:
Net investment income[1]	0.28	0.25	0.23	0.16	0.16
Net realized and unrealized gain (loss) on investments	0.19	(0.17)	0.24	(0.75)	(0.09)
Total from investment operations	0.47	0.08	0.47	(0.59)	0.07
Less distributions to shareholders:
From net investment income	(0.27)	(0.23)	(0.23)	(0.11)	(0.15)
From net realized gain on investments	—	—	—	(0.00)[2]	(0.57)
Total distributions to shareholders	(0.27)	(0.23)	(0.23)	(0.11)	(0.72)

Net asset value - End of year	$10.53	$10.33	$10.48	$10.24	$10.94
Net assets - End of year (000’s omitted)	$212,839	$203,232	$247,661	$212,971	$115,940
Total return[3]	4.64%	0.80%	4.62%	(5.40% )	0.62%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.13%	0.12%	0.12%	0.13%	0.17%
Net investment income	2.69%	2.38%	2.21%	1.53%	1.42%
Series portfolio turnover	30%	11%	20%	10%	23%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.33%	0.50%	0.50%	0.50%	0.50%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Series is authorized to issue two classes of shares (Class A and Class W). While each class of shares is substantially the same, each class has its own investment eligibility criteria and cost structure.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2025, 6.8 billion shares have been designated in total among 15 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock and 50 million have been designated as Diversified Tax Exempt Series Class W common stock.

Class W shares represent fiduciary accounts where the Advisor has sole investment discretion.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often

11

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2025 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Municipal Bonds	$193,592,029	$—	$193,592,029	$—
U.S. Treasury and other U.S. Government agencies	7,790,078	—	7,790,078	—
Commercial mortgage-backed securities	2,145,057	—	2,145,057	—
Exchange-traded fund	4,643,326	4,643,326	—	—
Short-Term Investment	2,856,777	2,856,777	—	—
Total assets	$211,027,267	$7,500,103	$203,527,164	$—

There were no Level 3 securities held by the Series as of December 31, 2024 or December 31, 2025.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

12

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2025, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2022 through December 31, 2025.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.30% of the Series’ average daily net assets for investment advisory services. This rate was reduced from 0.50% to 0.30% effective March 1, 2025.

Under the Agreement, personnel of the Advisor are responsible for management of the Series’ portfolio, the execution of securities transactions, and generally administer the affairs of the Fund. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

13

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.60% of the average daily net assets of the Class A shares and 0.30% of the average daily net assets of the Class W shares. Concurrent with the management fee reduction on March 1, 2025, the contractual expense limit on Class A was reduced from 0.85% to 0.60% and from 0.35% to 0.30% on Class W. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $707,603 in management fees for Class W shares for the year ended December 31, 2025. This amount is included as a reduction of expenses on the Statement of Operations.

As of December 31, 2025, there are no expenses eligible to be recouped by the Advisor.

Diversified Tax Exempt Series was reimbursed $1,677 by the Advisor, related to an operational error that occurred during the year ended December 31, 2025.

4.	Segment Reporting

In this reporting period, the Series adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Series’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Chief Legal Officer, President and Principal Executive Officer, Vice President, and Principal Financial Officer act as the Series’ CODM. The Series represents a single operating segment, as the CODM monitors the operating results of the Series as a whole and the Series’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Series’ portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Series’ financial statements.

14

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

5.	Purchases and Sales of Securities

For the year ended December 31, 2025, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $62,710,677 and $63,428,082, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $7,839,258 and $229,882, respectively.

6.	Capital Stock Transactions

Transactions in shares of Class A and Class W of Diversified Tax Exempt Series were:

CLASS A	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	10,054	$104,512	803	$8,336
Reinvested	1,714	17,740	1,687	17,523
Repurchased	(45,087)	(464,366)	(45,649)	(474,040)
Total	(33,319)	$(342,114)	(43,159)	$(448,181)

CLASS W	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,209,347	$33,093,730	2,636,681	$27,264,067
Reinvested	537,037	5,569,169	497,961	5,172,478
Repurchased	(3,201,701)	(33,338,869)	(7,087,970)	(73,635,301)
Total	544,683	$5,324,030	(3,953,328)	$(41,198,756)

Over 99% of the shares outstanding (representing Class W) are fiduciary accounts where the Advisor has sole investment discretion.

7.	Line of Credit

The Fund has entered into a 364-day, $75 million credit agreement (the “line of credit”) with Bank of New York. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2026 unless extended or renewed. During the year ended December 31, 2025, the Series did not borrow under the line of credit.

8.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2025.

15

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments, callable bonds and tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/2025	FOR THE YEAR ENDED 12/31/2024
Ordinary income	$473,615	$609,581
Tax exempt income	5,155,301	4,626,270

At December 31, 2025, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of Investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$212,339,998
Unrealized appreciation	1,415,833
Unrealized depreciation	(2,728,564)
Net unrealized depreciation	$(1,312,731)
Undistributed tax exempt income	$2,298,275
Capital loss carryforwards	$(1,976,561)

As of December 31, 2025, the Series had net short-term capital loss carryforwards of $94,676 and net long-term capital loss carryforwards of $1,881,885, which may be carried forward indefinitely.

For the year ended December 31, 2025, the capital loss carryover utilized was $131,230.

10.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

16

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Diversified Tax Exempt Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 23, 2026

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

17

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18

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End
2.	Fund Holdings - Quarter-End
3.	Shareholder Report - Annual
4.	Shareholder Report - Semi-Annual
5.	Financial Statement and Other Information - Annual
6.	Financial Statement and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/25-AR

19

www.manning-napier.com

Manning & Napier Fund, Inc.

High Yield Bond Series

High Yield Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

LOAN ASSIGNMENTS - 2.1%
C&S Wholesale Grocers, Inc., Initial Term Loan B, (1 mo. U.S. Secured Overnight Financing Rate + 5.000%), 8.671%, 9/23/2030[2]	12,119,625	$11,816,635
WestJet Loyalty LP, Initial Term Loan (Canada) (3 mo. U.S. Secured Overnight Financing Rate + 3.250%), 6.922%, 2/14/2031[2]	17,834,862	17,894,787
TOTAL LOAN ASSIGNMENTS (Identified Cost $29,702,375)		29,711,422

CORPORATE BONDS - 96.2%

Non-Convertible Corporate Bonds- 96.2%
Communication Services - 6.3%
Diversified Telecommunication Services - 1.4%
IHS Holding Ltd. (Nigeria), 6.25%, 11/29/2028[3]	19,640,000	19,529,533

Interactive Media & Services - 1.3%
Ziff Davis, Inc., 4.625%, 10/15/2030[3]	19,895,000	18,883,633

Media - 3.6%
Directv Financing LLC - Directv Financing Co-Obligor, Inc., 10.00%, 2/15/2031[3]	14,305,000	14,622,696
Sirius X.M. Radio LLC, 3.875%, 9/1/2031[3]	16,895,000	15,536,377
Stagwell Global LLC, 5.625%, 8/15/2029[3]	22,015,000	21,502,664
		51,661,737
Total Communication Services		90,074,903

Consumer Discretionary - 10.2%
Auto Components - 1.6%
American Axle & Manufacturing, Inc., 6.375%, 10/15/2032[3]	21,815,000	22,219,588

Automobiles - 1.0%
Ford Motor Credit Co. LLC, 7.35%, 3/6/2030	13,565,000	14,558,807

Diversified Consumer Services - 1.0%
The ADT Security Corp., 5.875%, 10/15/2033[3]	14,470,000	14,672,119

Hotels, Restaurants & Leisure - 3.1%
Affinity Interactive, 6.875%, 12/15/2027[3]	28,295,000	16,755,489
Brightstar Lottery plc/ Brightstar Global Solutions Corp. (United Kingdom), 5.75%, 1/15/2033[3]	14,165,000	14,065,268
SP Cruises Intermediate Ltd. (Bermuda), 11.50%, 3/14/2030[3]	14,000,000	13,763,235
		44,583,992
Household Durables - 2.5%
Adams Homes, Inc., 9.25%, 10/15/2028[3]	13,835,000	14,458,085
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Household Durables (continued)
LGI Homes, Inc., 4.00%, 7/15/2029[3]	23,178,000	$21,132,055
		35,590,140
Textiles, Apparel & Luxury Goods - 1.0%
The William Carter Co., 7.375%, 2/15/2031[3]	14,450,000	14,927,607

Total Consumer Discretionary		146,552,253

Consumer Staples - 3.1%
Consumer Staples Distribution & Retail - 1.5%
C&S Group Enterprises LLC, 5.00%, 12/15/2028[3]	23,530,000	21,778,483

Food Products - 1.6%
Minerva Luxembourg S.A. (Brazil), 4.375%, 3/18/2031[3]	25,105,000	23,347,650

Total Consumer Staples		45,126,133

Energy - 10.8%
Energy Equipment & Services - 1.5%
SESI LLC, 7.875%, 9/30/2030[3]	21,955,000	21,611,364

Metals & Mining - 0.9%
Futura Resources Ltd. (Australia), 13.125%, 1/9/2031	14,000,000	13,254,869

Oil, Gas & Consumable Fuels - 8.4%
International Seaways, Inc., 7.125%, 9/23/2030	21,500,000	21,381,943
Kinetik Holdings LP, 6.625%, 12/15/2028[3]	12,440,000	12,807,975
New Fortress Energy, Inc., 8.75%, 3/15/2029 (Acquired 03/21/2024-09/23/2024, cost $17,399,143)[4]	19,325,000	886,826
NGL Energy Operating LLC - NGL Energy Finance Corp., 8.375%, 2/15/2032[3]	20,900,000	21,665,910
Summit Midstream Holdings LLC, 8.625%, 10/31/2029[3]	21,175,000	21,944,609
Venture Global LNG, Inc., 9.50%, 2/1/2029[3]	27,595,000	28,636,295
Venture Global Plaquemines LNG LLC, 6.125%, 12/15/2030[3]	13,040,000	13,276,471
		120,600,029
Total Energy		155,466,262
Financials - 29.9%
Banks - 2.1%
Popular, Inc. (Puerto Rico), 7.25%, 3/13/2028	19,220,000	20,233,670
The Bancorp, Inc., 7.375%, 9/1/2030	9,950,000	10,341,619
		30,575,289
Capital Markets - 5.9%
BGC Group, Inc., 6.60%, 6/10/2029	21,135,000	22,056,492

The accompanying notes are an integral part of the financial statements.

1

High Yield Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance, 5.95%, 9/17/2030[3]	22,315,000	$21,264,436
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 9.00%, 6/15/2030	21,820,000	20,833,567
StoneX Escrow Issuer LLC, 6.875%, 7/15/2032[3]	20,255,000	21,005,900
		85,160,395
Consumer Finance - 6.4%
Encore Capital Group, Inc., 6.625%, 4/15/2031[3]	22,655,000	22,911,288
Jefferson Capital Holdings LLC, 8.25%, 5/15/2030[3]	19,380,000	20,337,004
PRA Group, Inc., 8.875%, 1/31/2030[3]	24,480,000	25,423,265
SLM Corp., 6.50%, 1/31/2030	22,390,000	23,158,220
		91,829,777
Financial Services - 7.7%
Burford Capital Global Finance LLC, 7.50%, 7/15/2033[3]	21,175,000	20,383,836
Clear Street Holdings LLC, 8.00%, 9/30/2030[3]	14,000,000	14,028,185
Jefferies Finance LLC - JFIN Co-Issuer Corp., 5.00%, 8/15/2028[3]	15,445,000	14,865,156
Oxford Finance LLC - Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/2027[3]	16,190,000	16,172,047
PHH Escrow Issuer LLC - PHH Corp., 9.875%, 11/1/2029[3]	15,940,000	16,534,491
Provident Funding Associates LP - PFG Finance Corp., 9.75%, 9/15/2029[3]	13,100,000	13,810,393
UWM Holdings LLC, 6.625%, 2/1/2030[3]	6,950,000	7,031,326
Velocity Portfolio Group, Inc., 9.75%, 3/1/2033 (Acquired 02/07/2025, cost $7,000,000)[4]	7,000,000	7,164,895
		109,990,329
Insurance - 5.3%
APH Somerset Investor 2 LLC - APH2 Somerset Investor 2 LLC - APH3 Somerset Investor, 7.875%, 11/1/2029[3]	35,095,000	35,601,994
F&G Annuities & Life, Inc., 6.50%, 6/4/2029	19,055,000	19,843,868
SiriusPoint Ltd. (Sweden), 7.00%, 4/5/2029	19,525,000	20,691,078
		76,136,940
Mortgage Real Estate Investment Trusts (REITS) - 2.5%
Arbor Realty SR, Inc.,
9.00%, 10/15/2027[3]	6,000,000	6,214,233
7.875%, 7/15/2030[3]	15,605,000	14,953,752
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Mortgage Real Estate Investment Trusts (REITS) (continued)
Starwood Property Trust, Inc., 5.75%, 1/15/2031[3]	14,620,000	$14,796,422
		35,964,407
Total Financials		429,657,137
Health Care - 10.7%
Health Care Equipment & Supplies - 0.9%
Teleflex, Inc., 4.25%, 6/1/2028[3]	13,585,000	13,389,979

Health Care Providers & Services - 5.8%
AdaptHealth LLC, 4.625%, 8/1/2029[3]	22,175,000	21,517,145
Owens & Minor, Inc., 6.625%, 4/1/2030[3]	30,851,000	19,788,744
Prime Healthcare Services, Inc., 9.375%, 9/1/2029[3]	19,985,000	21,050,635
Radiology Partners, Inc., 8.50%, 7/15/2032[3]	20,480,000	21,394,812
		83,751,336
Life Science Tools & Service - 0.7%
Star Parent, Inc., 9.00%, 10/1/2030[3]	9,713,000	10,380,778

Pharmaceuticals - 3.3%
Harrow, Inc., 8.625%, 9/15/2030[3]	18,305,000	19,153,399
Organon & Co. - Organon Foreign Debt Co-Issuer B.V., 5.125%, 4/30/2031[3]	33,475,000	27,740,657
		46,894,056
Total Health Care		154,416,149

Industrials - 9.3%
Commercial Services & Supplies - 1.4%
CoreCivic, Inc., 4.75%, 10/15/2027	14,285,000	14,219,868
Prime Security Services Borrower LLC - Prime Finance, Inc., 3.375%, 8/31/2027[3]	5,788,000	5,682,296
		19,902,164
Construction & Engineering - 0.8%
Brundage-Bone Concrete Pumping Holdings, Inc., 7.50%, 2/1/2032[3]	11,670,000	11,905,358

Electrical Equipment - 1.2%
Atkore, Inc., 4.25%, 6/1/2031[3]	18,220,000	17,469,808

Marine Transportation - 2.0%
Contships Logistics Corp. (Greece), 9.00%, 2/11/2030	14,750,000	15,056,401
Navios South American Logistics, Inc. (Uruguay), 8.875%, 7/14/2030[3]	12,800,000	13,251,785
		28,308,186
Passenger Airlines - 2.0%
American Airlines, Inc. - AAdvantage Loyalty IP Ltd., 5.75%, 4/20/2029[3]	20,330,000	20,700,127

The accompanying notes are an integral part of the financial statements.

2

High Yield Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Passenger Airlines (continued)
United Airlines Pass-Through Trust, Series 2018-1, Class B, 4.60%, 3/1/2026	8,483,327	$8,485,927
		29,186,054
Trading Companies & Distributors - 1.9%
Airborne Capital USA LLC, 10.50%, 8/2/2029	5,000,000	4,176,364
Avation Group S Pte Ltd. (Singapore), 8.50%, 5/15/2031[3]	23,110,000	22,802,957
		26,979,321
Total Industrials		133,750,891
Information Technology - 1.0%
Communications Equipment - 1.0%
Connect Finco S.A.R.L - Connect U.S. Finco LLC (United Kingdom), 9.00%, 9/15/2029[3]	13,535,000	14,374,516

Materials - 9.2%
Chemicals - 1.2%
Cerdia Finanz GmbH (Germany), 9.375%, 10/3/2031[3]	16,640,000	17,237,087

Containers & Packaging - 1.8%
Graphic Packaging International LLC, 3.50%, 3/15/2028[3]	5,918,000	5,731,091
OI European Group B.V., 4.75%, 2/15/2030[3]	21,285,000	20,588,406
		26,319,497
Metals & Mining - 4.9%
ACG Holdco 1 plc (United Kingdom), 14.75%, 1/13/2029	16,000,000	17,410,502
Alcoa Nederland Holding B.V., 4.125%, 3/31/2029[3]	8,365,000	8,203,433
Endeavour Mining plc (Côte d’Ivoire), 7.00%, 5/28/2030[3]	20,540,000	21,196,987
Nickel Industries Ltd. (Indonesia), 9.00%, 9/30/2030[3]	22,065,000	22,897,865
Northwest Acquisitions ULC - Dominion Finco, Inc., 7.125%, 11/1/2022 (Acquired 10/10/2017-05/15/2020, cost $1,518,841)[4,5]	6,535,000	65
		69,708,852
Paper & Forest Products - 1.3%
Magnera Corp., 7.25%, 11/15/2031[3]	19,460,000	19,130,159
Total Materials		132,395,595
Real Estate - 2.2%
Industrial REITs - 0.4%
IIP Operating Partnership LP, 5.50%, 5/25/2026	5,455,000	5,391,455
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Real Estate Management & Development - 1.5%
Five Point Operating Co. LP, 8.00%, 10/1/2030[3]	21,410,000	$22,394,140
Specialized REITs - 0.3%
Pelorus Fund REIT LLC, 7.00%, 9/30/2026 (Acquired 09/21/2021- 07/08/2022, cost $4,114,250)[4]	4,355,000	4,355,602
Total Real Estate		32,141,197
Utilities - 3.5%
Electric Utilities - 2.0%
Alexander Funding Trust II, 7.467%, 7/31/2028[3]	12,540,000	13,353,361
Atlantica Sustainable Infrastructure Ltd. (Spain), 4.125%, 6/15/2028[3]	16,283,000	15,867,242
		29,220,603
Independent Power and Renewable Electricity Producers - 1.5%
TerraForm Power Operating LLC, 4.75%, 1/15/2030[3]	22,487,000	21,850,604
Total Utilities		51,071,207
TOTAL CORPORATE BONDS (Identified Cost $1,399,571,321)		1,385,026,243

ASSET-BACKED SECURITIES - 0.2%
Oxford Finance Funding Trust, Series 2023-1A, Class A2, 6.716%, 2/15/2031[3]
(Identified Cost $2,891,995)	2,891,995	2,920,241

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.0%##
PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 9.732%, 7/25/2029 (Acquired 07/24/2023, cost $179,992)[2,4]
(Identified Cost $179,992)	179,992	179,983

SHORT-TERM INVESTMENT - 1.4%
Dreyfus Government Cash Management, Institutional Shares, 3.65%[6]
(Identified Cost $19,702,168)	19,702,168	19,702,168

TOTAL INVESTMENTS - 99.9% (Identified Cost $1,452,047,851)		1,437,540,057
OTHER ASSETS, LESS LIABILITIES - 0.1%		1,615,584
NET ASSETS - 100%		$1,439,155,641

The accompanying notes are an integral part of the financial statements.

3

High Yield Bond Series

Investment Portfolio - December 31, 2025

REIT - Real Estate Investment Trust

## Less than 0.1%.

1Amount is stated in USD unless otherwise noted.

2Floating rate security. Rate shown is the rate in effect as of December 31, 2025.

3Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2025 was $1,124,444,446, which represented 78.1% of the Series’ Net Assets.

4Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2025 was $12,587,371, or 0.9% of the Series’ Net Assets.

5Issuer filed for bankruptcy and/or is in default of interest payments.

6Rate shown is the current yield as of December 31, 2025.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

4

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2025

ASSETS:

Investments, at value (identified cost $1,452,047,851) (Note 2)	$1,437,540,057
Interest receivable	26,998,198
Receivable for fund shares sold	1,588,537
Dividends receivable	97,142
Prepaid expenses	21,802

TOTAL ASSETS	1,466,245,736

LIABILITIES:

Due to custodian	561
Accrued management fees[1]	488,595
Accrued sub-transfer agent fees[1]	394,088
Accrued fund accounting and administration fees[1]	60,744
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	39,450
Accrued Chief Compliance Officer service fees[1]	2,263
Payable for securities purchased	25,172,532
Payable for fund shares repurchased	834,886
Other payables and accrued expenses	96,976

TOTAL LIABILITIES	27,090,095

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$1,439,155,641

NET ASSETS CONSIST OF:

Capital stock	$1,479,202
Additional paid-in-capital	1,454,426,405
Total distributable earnings (loss)	(16,749,966)

TOTAL NET ASSETS	$1,439,155,641

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($184,574,773/18,876,347 shares)	$9.78

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($1,135,958,222/116,840,315 shares)	$9.72

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($6,703,999/690,649 shares)	$9.71

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($111,918,647/11,512,865 shares)	$9.72

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

5

High Yield Bond Series

Statement of Operations

For the year Ended December 31, 2025

INVESTMENT INCOME:

Interest	$108,811,957
Dividends	2,066,054

Total Investment Income	110,878,011

EXPENSES:

Management fees (Note 3)	5,632,291
Sub-transfer agent fees (Note 3)	1,579,114
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	516,451
Fund accounting and administration fees (Note 3)	196,772
Directors’ fees (Note 3)	185,302
Chief Compliance Officer service fees (Note 3)	9,576
Professional fees	150,551
Custodian fees	50,913
Recoupment of past waived and/or reimbursed fees (Note 3)	29,564
Miscellaneous	319,077

Total Expenses	8,669,611
Less reduction of expenses (Note 3)	(29,119)

Net Expenses	8,640,492

NET INVESTMENT INCOME	102,237,519

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	5,003,621

Net change in unrealized appreciation (depreciation) on investments	(17,127,702)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(12,124,081)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,113,438

The accompanying notes are an integral part of the financial statements.

6

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/25	FOR THE YEAR ENDED 12/31/24

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$102,237,519	$72,427,958
Net realized gain (loss) on investments	5,003,621	11,630,247
Net change in unrealized appreciation (depreciation) on investments	(17,127,702)	379,335

Net increase (decrease) from operations	90,113,438	84,437,540

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(14,252,079)	(10,416,597)
Class I	(79,708,488)	(53,507,570)
Class W	(612,207)	(4,208,821)
Class Z	(7,540,722)	(4,484,288)

Total distributions to shareholders	(102,113,496)	(72,617,276)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	84,100,001	821,383,160

Net increase (decrease) in net assets	72,099,943	833,203,424

NET ASSETS:

Beginning of year	1,367,055,698	533,852,274

End of year	$1,439,155,641	$1,367,055,698

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Financial Highlights - Class S

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Per share data (for a share outstanding throughout
each year):
Net asset value - Beginning of year	$9.83	$9.56	$9.04	$10.37	$10.19
Income (loss) from investment operations:
Net investment income[1]	0.69	0.72	0.71	0.60	0.53
Net realized and unrealized gain (loss) on investments	(0.06)	0.18	0.45	(1.40)	0.47
Total from investment operations	0.63	0.90	1.16	(0.80)	1.00
Less distributions to shareholders:
From net investment income	(0.68)	(0.63)	(0.60)	(0.51)	(0.47)
From net realized gain on investments	(0.00)[2]	—	—	(0.02)	(0.35)
From return of capital	—	—	(0.04)	—	—
Total distributions to shareholders	(0.68)	(0.63)	(0.64)	(0.53)	(0.82)
Net asset value - End of year	$9.78	$9.83	$9.56	$9.04	$10.37
Net assets - End of year (000’s omitted)	$184,575	$233,408	$73,871	$47,499	$47,108
Total return[3]	6.65%	9.64%	13.31%	(7.69% )	9.99%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.88% [4]	0.90% [4]	0.90%	0.90%	0.90%
Net investment income	7.01%	7.32%	7.73%	6.23%	5.02%
Series portfolio turnover	92%	96%	94%	93%	128%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	0.06%	0.07%	0.05%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Without the recoupment, the ratio would have been 0.87%.

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.78	$9.60	$9.23	$10.73	$10.71
Income (loss) from investment operations:
Net investment income[1]	0.71	0.74	0.75	0.67	0.58
Net realized and unrealized gain (loss) on investments	(0.06)	0.18	0.44	(1.48)	0.49
Total from investment operations	0.65	0.92	1.19	(0.81)	1.07
Less distributions to shareholders:
From net investment income	(0.71)	(0.74)	(0.77)	(0.67)	(0.62)
From net realized gain on investments	(0.00)[2]	—	—	(0.02)	(0.43)
From return of capital	—	—	(0.05)	—	—
Total distributions to shareholders	(0.71)	(0.74)	(0.82)	(0.69)	(1.05)
Net asset value - End of year	$9.72	$9.78	$9.60	$9.23	$10.73
Net assets - End of year (000’s omitted)	$1,135,958	$1,043,047	$352,946	$210,242	$67,760
Total return[3]	6.89%	9.95%	13.63%	(7.50% )	10.27%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.58%	0.61% [4]	0.65%	0.65%	0.65%
Net investment income	7.29%	7.62%	7.99%	6.82%	5.28%
Series portfolio turnover	92%	96%	94%	93%	128%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	0.04%	0.04%	0.02%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Without the recoupment, the ratio would have been 0.59%.

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Financial Highlights - Class W

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.77	$9.54	$9.03	$10.36	$10.17
Income (loss) from investment operations:
Net investment income[1]	0.75	0.81	0.78	0.66	0.63
Net realized and unrealized gain (loss) on investments	(0.06)	0.17	0.44	(1.38)	0.46
Total from investment operations	0.69	0.98	1.22	(0.72)	1.09
Less distributions to shareholders:
From net investment income	(0.75)	(0.75)	(0.66)	(0.59)	(0.55)
From net realized gain on investments	(0.00)[2]	—	—	(0.02)	(0.35)
From return of capital	—	—	(0.05)	—	—
Total distributions to shareholders	(0.75)	(0.75)	(0.71)	(0.61)	(0.90)
Net asset value - End of year	$9.71	$9.77	$9.54	$9.03	$10.36
Net assets - End of year (000’s omitted)	$6,704	$1,564	$77,661	$74,810	$137,215
Total return[3]	7.43%	10.62%	14.11%	(6.92% )	10.89%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10% [4]	0.10% [5]	0.10%	0.10%	0.10%
Net investment income	7.71%	8.42%	8.50%	6.84%	5.92%
Series portfolio turnover	92%	96%	94%	93%	128%

*The investment advisor did not impose all or a portion of its management and/or other fees during the years, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.40%	0.40%	0.47%	0.46%	0.47%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

4Includes recoupment of past waived and/or reimbursed fees. Without the recoupment, the ratio would have been 0.06%.

5Includes recoupment of past waived and/or reimbursed fees. Without the recoupment, the ratio would have been 0.08%.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.78	$9.60	$9.23	$10.73	$10.69
Income (loss) from investment operations:
Net investment income[1]	0.72	0.75	0.77	0.63	0.60
Net realized and unrealized gain (loss) on investments	(0.06)	0.18	0.43	(1.43)	0.50
Total from investment operations	0.66	0.93	1.20	(0.80)	1.10
Less distributions to shareholders:
From net investment income	(0.72)	(0.75)	(0.78)	(0.68)	(0.63)
From net realized gain on investments	(0.00)[2]	—	—	(0.02)	(0.43)
From return of capital	—	—	(0.05)	—	—
Total distributions to shareholders	(0.72)	(0.75)	(0.83)	(0.70)	(1.06)
Net asset value - End of year	$9.72	$9.78	$9.60	$9.23	$10.73
Net assets - End of year (000’s omitted)	$111,919	$89,037	$29,374	$3,148	$9,813
Total return[3]	7.02%	10.01%	13.77%	(7.39% )	10.48%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.46%	0.50% [4]	0.50%	0.50%	0.50%
Net investment income	7.37%	7.70%	8.23%	6.38%	5.41%
Series portfolio turnover	92%	96%	94%	93%	128%

*For certain years presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	N/A	0.06%	0.06%	0.07%

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Includes recoupment of past waived and/or reimbursed fees. Without the recoupment, the ratio would have been 0.48%.

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate. Effective as of the close of business on November 4, 2024 (the “Closing Date”), the Series and its share classes were closed to most new investments because the Advisor believes that the Series’ investment strategy may be adversely affected if the size of the Series is not limited. The Series is now offered on a limited basis to the Series’ shareholders of record as of the Closing Date and subject to the exceptions outlined in the Series’ prospectus. Please refer to the Series’ prospectus for additional information.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2025, 6.8 billion shares have been designated in total among 15 series, of which 225 million have been designated as High Yield Bond Series Class I common stock, 100 million have been designated to High Yield Bond Series Class Z Common Stock, 125 million have been designated as High Yield Bond Series Class S common stock and 50 million have been designated as High Yield Bond Series Class W common stock.

Class W shares represent fiduciary accounts where the Advisor has sole investment discretion.

On September 6, 2024, a Reverse Stock Split, approved by the Fund’s Board of Directors, was executed for Classes I and Z of the Series after the close of trading. Shareholders who owned Classes I and Z shares of the Series received a proportional number of Classes I and Z shares of the Series. All share and per share amounts and disclosures in the financial statements and footnotes reflect the reverse stock split. Following the Reverse Stock Split, the total dollar value of a shareholder’s investment in the Series remained unchanged and each shareholder owned the same percentage (by value) of the Series as the shareholder did immediately prior to the Reverse Stock Split.

Reverse Stock Split Ratios for the impacted Classes are as follows:

REVERSE
STOCK SPLIT
RATIO
CLASS	(old to new)
Class I	1 : 0.805208
Class Z	1 : 0.806250

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided

12

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in

13

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2025 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Loan Assignments	$29,711,422	$—	$29,711,422	$—
Corporate debt:
Communication Services	90,074,903	—	90,074,903	—
Consumer Discretionary	146,552,253	—	146,552,253	—
Consumer Staples	45,126,133	—	45,126,133	—
Energy	155,466,262	—	155,466,262	—
Financials	429,657,137	—	429,657,137	—
Health Care	154,416,149	—	154,416,149	—
Industrials	133,750,891	—	133,750,891	—
Information Technology	14,374,516	—	14,374,516	—
Materials	132,395,595	—	132,395,595	—
Real Estate	32,141,197	—	32,141,197	—
Utilities	51,071,207	—	51,071,207	—
Asset-backed securities	2,920,241	—	2,920,241	—
Commercial mortgage-backed securities	179,983	—	179,983	—
Short-Term Investment	19,702,168	19,702,168	—	—
Total assets	$1,437,540,057	$19,702,168	$1,417,837,889	$—

There were no Level 3 securities held by the Series as of December 31, 2024 or December 31, 2025.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder

14

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2025.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2025.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

15

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2025, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2021 through December 31, 2025.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

16

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.40% of the Series’ average daily net assets for investment advisory services.

Under the Agreement, personnel of the Advisor are responsible for management of the Series’ portfolio, the execution of securities transactions, and generally administer the affairs of the Fund. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2025, the sub-transfer agency expenses incurred by Class S and Class I were $321,881 and $1,257,233, respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary

17

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.65% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.50% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $29,119 in management fees for Class W For the year ended December, 31, 2025. In addition, pursuant to the separate expense limitation agreement, the Advisor did not waive or reimburse expenses for Class S, Class I, Class W, and Class Z, respectively, for the year ended December 31, 2025.

For the year ended December 31, 2025, the Advisor recouped the following waivers and/or reimbursements previously recorded by the Series:

RECOUPED
CLASS	AMOUNT
Class S	$26,990
Class W	2,574

As of December 31, 2025, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2026	2027	2028	TOTAL
Class W	$50,476	$—	$—	$50,476

4.	Segment Reporting

In this reporting period, the Series adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Series’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Chief Legal Officer, President and Principal Executive Officer, Vice President, and Principal Financial Officer act as the Series’ CODM. The Series represents a single operating segment, as the CODM monitors the operating results of the Series as a whole and the Series’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Series’ portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Series’ financial statements.

18

High Yield Bond Series

Notes to Financial Statements (continued)

5.	Purchases and Sales of Securities

For the year ended December 31, 2025, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $1,342,528,843 and $1,250,302,506, respectively. There were no purchases or sales of U.S. Government securities.

6.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,119,849	$59,982,325	22,119,636	$216,724,934
Reinvested	1,355,521	13,235,092	973,501	9,548,144
Repurchased	(12,336,241)	(120,193,276)	(7,082,554)	(69,253,349)
Total	(4,860,871)	$(46,975,859)	16,010,583	$157,019,729

CLASS I	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES[1]	AMOUNT
Sold	53,348,786	$520,436,883	88,675,345	$866,567,140
Reinvested	7,971,699	77,379,002	5,394,973	52,616,454
Repurchased	(51,133,276)	(494,923,361)	(24,185,966)	(236,341,822)
Total	10,187,209	$102,892,524	69,884,352	$682,841,772

CLASS W	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,122,549	$10,808,788	10,818,993	$103,251,917
Reinvested	63,340	612,206	429,647	4,132,052
Repurchased	(655,440)	(6,392,512)	(19,225,002)	(186,044,049)
Total	530,449	$5,028,482	(7,976,362)	$(78,660,080)

CLASS Z	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES[1]	AMOUNT
Sold	10,058,533	$96,500,416	14,559,950	$141,776,983
Reinvested	259,538	2,519,415	195,935	1,909,293
Repurchased	(7,908,206)	(75,864,977)	(8,713,063)	(83,504,537)
Total	2,409,865	$23,154,854	6,042,822	$60,181,739

[1]	Share amounts have been adjusted for a reverse stock split effective after the close of business on September 6, 2024. See Note 1 of the Notes to Financial Statements.

Less than 1% of the shares oustanding (representing Class W) are fiduciary accounts where the Advisor has sole investment discretion.

19

High Yield Bond Series

Notes to Financial Statements (continued)

7.	Line of Credit

The Fund has entered into a 364-day, $75 million credit agreement (the “line of credit”) with Bank of New York. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2026 unless extended or renewed. During the year ended December 31, 2025, the Series did not borrow under the line of credit.

8.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2025.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

9.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and tax equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2025, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $1,080,000 and decrease Total Distributable Earnings (Loss) by $1,080,000. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/25	ENDED 12/31/24
Ordinary income	$101,579,172	$72,617,276
Long-term capital gains	$534,324	—

20

High Yield Bond Series

Notes to Financial Statements (continued)

10.	Federal Income Tax Information (continued)

At December 31, 2025, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of Investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,454,783,323
Unrealized appreciation	28,124,160
Unrealized depreciation	(45,328,351)
Net unrealized depreciation	$(17,204,191)
Undistributed ordinary income	$206,411
Undistributed long-term capital gains	$286,887

For the year ended December 31, 2025, the capital loss carryover utilized was $2,987,533.

11.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

21

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of High Yield Bond Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 23, 2026

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

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25

High Yield Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

The Series designates $1,521,739 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2025.

26

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

5.	Financial Statements and Other Information - Annual

6.	Financial Statements and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/25-AR

27

www.manning-napier.com

Manning & Napier Fund, Inc.

Systematic High Yield Bond Series

Systematic High Yield Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS - 96.4%

Non-Convertible Corporate Bonds- 96.4%
Communication Services - 6.1%
Diversified Telecommunication Services - 1.5%
Frontier Florida LLC, 6.86%, 2/1/2028	100,000	$104,076
Level 3 Financing, Inc., 6.875%, 6/30/2033[2]	100,000	102,340
Uniti Group LP / Uniti Group Finance 2019, Inc. - CSL Capital LLC, 4.75%, 4/15/2028[2]	105,000	104,488
Windstream Services LLC - Windstream Escrow Finance Corp., 8.25%, 10/1/2031[2]	110,000	115,453
		426,357
Entertainment - 1.1%
Rivers Enterprise Borrower LLC - Rivers Enterprise Finance Corp.,
6.25%, 10/15/2030[2]	105,000	107,093
6.625%, 2/1/2033[2]	105,000	107,502
Warnermedia Holdings, Inc., 4.279%, 3/15/2032	110,000	96,569
		311,164
Interactive Media & Services - 0.7%
ANGI Group LLC, 3.875%, 8/15/2028[2]	110,000	101,675
Snap, Inc., 6.875%, 3/15/2034[2]	100,000	103,023
		204,698
Media - 2.5%
CCO Holdings LLC - CCO Holdings
Capital Corp., 4.50%, 8/15/2030[2]	110,000	103,631
Gray Media, Inc., 10.50%, 7/15/2029[2]	85,000	91,498
Scripps Escrow II, Inc., 3.875%, 1/15/2029[2]	115,000	105,693
Sirius X.M. Radio LLC, 4.00%, 7/15/2028[2]	105,000	102,601
Stagwell Global LLC, 5.625%, 8/15/2029[2]	105,000	102,556
TEGNA, Inc., 4.625%, 3/15/2028	105,000	103,833
Univision Communications, Inc., 8.50%, 7/31/2031[2]	100,000	104,392
		714,204
Wireless Telecommunication Services - 0.3%
Rogers Communications, Inc. (Canada) (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 3.590%), 5.25%, 3/15/2082[2,3]	105,000	104,880
Total Communication Services		1,761,303

Consumer Discretionary - 22.0%
Auto Components - 1.8%
Adient Global Holdings Ltd., 7.50%, 2/15/2033[2]	110,000	113,562
American Axle & Manufacturing, Inc., 5.00%, 10/1/2029	100,000	96,290
Garrett Motion Holdings, Inc. - Garrett LX I S.A.R.L, 7.75%, 5/31/2032[2]	95,000	101,030
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Auto Components (continued)
Phinia, Inc., 6.75%, 4/15/2029[2]	100,000	$103,589
The Goodyear Tire & Rubber Co., 5.25%, 7/15/2031	110,000	104,280
		518,751
Automobiles - 0.7%
Nissan Motor Acceptance Co. LLC, 2.45%, 9/15/2028[2]	115,000	106,173
Thor Industries, Inc., 4.00%, 10/15/2029[2]	105,000	100,969
		207,142
Broadline Retail - 0.7%
Macy’s Retail Holdings LLC, 6.125%, 3/15/2032[2]	100,000	100,882
Nordstrom, Inc., 4.00%, 3/15/2027	105,000	104,355
		205,237
Diversified Consumer Services - 1.1%
Adtalem Global Education, Inc., 5.50%, 3/1/2028[2]	105,000	104,849
McGraw-Hill Education, Inc., 7.375%, 9/1/2031[2]	100,000	105,411
StoneMor, Inc., 8.50%, 5/15/2029[2]	105,000	102,445
		312,705
Entertainment - 0.4%
Mohegan Tribal Gaming Authority - MS Digital Entertainment Holdings LLC, 8.25%, 4/15/2030[2]	100,000	104,338

Hotels, Restaurants & Leisure - 4.6%
Carnival Corp., 5.75%, 8/1/2032[2]	100,000	102,740
Fertitta Entertainment LLC - Fertitta Entertainment Finance Co., Inc., 4.625%, 1/15/2029[2]	105,000	102,012
Hilton Grand Vacations Borrower LLC - Hilton Grand Vacations Borrower, Inc., 5.00%, 6/1/2029[2]	105,000	102,039
Jacobs Entertainment, Inc., 6.75%, 2/15/2029[2]	105,000	102,820
Marriott Ownership Resorts, Inc., 6.50%, 10/1/2033[2]	105,000	100,844
MGM Resorts International, 6.50%, 4/15/2032	100,000	102,993
Ontario Gaming GTA LP - OTG Co-Issuer, Inc. (Canada), 8.00%, 8/1/2030[2]	100,000	95,024
Six Flags Entertainment Corp. - Canada’s Wonderland Co. - Magnum Management Corp., 5.25%, 7/15/2029	105,000	97,938
Speedway Motorsports LLC - Speedway Funding II, Inc., 4.875%, 11/1/2027[2]	105,000	104,594
Travel + Leisure Co., 4.625%, 3/1/2030[2]	105,000	102,399
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028[2]	105,000	103,585

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Hotels, Restaurants & Leisure (continued)
Wynn Las Vegas LLC - Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027[2]	105,000	$105,548
Wynn Resorts Finance LLC - Wynn Resorts Capital Corp., 7.125%, 2/15/2031[2]	100,000	108,382
		1,330,918
Household Durables - 6.3%
Adams Homes, Inc., 9.25%, 10/15/2028[2]	100,000	104,504
Ashton Woods USA LLC - Ashton Woods Finance Co., 4.625%, 4/1/2030[2]	110,000	104,847
Beazer Homes USA, Inc., 7.50%, 3/15/2031[2]	105,000	106,232
Brookfield Residential Properties, Inc. - Brookfield Residential U.S. LLC (Canada), 4.875%, 2/15/2030[2]	95,000	88,942
Central Garden & Pet Co., 4.125%, 4/30/2031[2]	110,000	103,478
Century Communities, Inc., 3.875%, 8/15/2029[2]	110,000	104,601
Dream Finders Homes, Inc., 8.25%, 8/15/2028[2]	100,000	102,959
Empire Communities Corp. (Canada), 9.75%, 5/1/2029[2]	95,000	97,595
K Hovnanian Enterprises, Inc., 8.00%, 4/1/2031[2]	105,000	107,091
KB Home, 6.875%, 6/15/2027	100,000	101,998
LGI Homes, Inc., 4.00%, 7/15/2029[2]	110,000	100,290
M/I Homes, Inc., 3.95%, 2/15/2030	110,000	105,817
Newell Brands, Inc., 8.50%, 6/1/2028[2]	95,000	99,511
Shea Homes LP - Shea Homes Funding Corp., 4.75%, 2/15/2028	105,000	104,347
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028[2]	100,000	101,792
The New Home Co., Inc., 9.25%, 10/1/2029[2]	100,000	104,432
Weekley Homes LLC - Weekley Finance Corp., 4.875%, 9/15/2028[2]	105,000	103,471
Whirlpool Corp., 2.40%, 5/15/2031	120,000	98,914
		1,840,821
Internet & Direct Marketing Retail - 0.4%
Match Group Holdings II LLC, 4.625%, 6/1/2028[2]	105,000	104,011

Specialty Retail - 4.9%
Advance Auto Parts, Inc., 7.00%, 8/1/2030[2]	100,000	100,676
Asbury Automotive Group, Inc., 5.00%, 2/15/2032[2]	105,000	102,059
Bath & Body Works, Inc., 6.95%, 3/1/2033	95,000	94,082
Group 1 Automotive, Inc., 6.375%, 1/15/2030[2]	100,000	102,841
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Specialty Retail (continued)
LBM Acquisition LLC, 9.50%, 6/15/2031[2]	95,000	$98,739
LCM Investments Holdings II LLC, 8.25%, 8/1/2031[2]	100,000	105,762
Lithia Motors, Inc., 4.375%, 1/15/2031[2]	105,000	100,875
Sonic Automotive, Inc., 4.875%, 11/15/2031[2]	105,000	101,331
Specialty Building Products Holdings LLC - SBP Finance Corp., 7.75%, 10/15/2029[2]	100,000	97,689
The Gap, Inc., 3.625%, 10/1/2029[2]	110,000	104,182
Upbound Group, Inc., 6.375%, 2/15/2029[2]	105,000	103,496
Victoria’s Secret & Co., 4.625%, 7/15/2029[2]	110,000	106,625
Victra Holdings LLC - Victra Finance Corp., 8.75%, 9/15/2029[2]	100,000	105,496
Wayfair LLC, 7.75%, 9/15/2030[2]	100,000	106,429
		1,430,282
Textiles, Apparel & Luxury Goods - 1.1%
Crocs, Inc., 4.125%, 8/15/2031[2]	110,000	101,713
Kontoor Brands, Inc., 4.125%, 11/15/2029[2]	105,000	100,134
VF Corp., 2.95%, 4/23/2030	120,000	108,674
		310,521
Total Consumer Discretionary		6,364,726

Consumer Staples - 1.7%
Beverages - 0.3%
Primo Water Holdings Inc - Triton Water Holdings, Inc., 4.375%, 4/30/2029[2]	100,000	97,358

Consumer Staples Distribution & Retail - 0.4%
Ingles Markets, Inc., 4.00%, 6/15/2031[2]	110,000	103,656

Personal Care Products - 0.7%
Edgewell Personal Care Co., 4.125%, 4/1/2029[2]	105,000	100,354
HLF Financing S.A.R.L LLC - Herbalife International, Inc., 4.875%, 6/1/2029[2]	100,000	93,918
		194,272
Tobacco - 0.3%
Turning Point Brands, Inc., 7.625%, 3/15/2032[2]	95,000	101,294
Total Consumer Staples		496,580

Energy - 11.3%
Energy Equipment & Services - 2.1%
Diamond Foreign Asset Co. - Diamond Finance LLC, 8.50%, 10/1/2030[2]	95,000	100,831
Noble Finance II LLC, 8.00%, 4/15/2030[2]	100,000	103,941
Oceaneering International, Inc., 6.00%, 2/1/2028	100,000	101,233

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Energy Equipment & Services (continued)
Precision Drilling Corp. (Canada), 6.875%, 1/15/2029[2]	105,000	$106,246
Tidewater, Inc., 9.125%, 7/15/2030[2]	95,000	101,953
Valaris Ltd., 8.375%, 4/30/2030[2]	95,000	98,901
		613,105
Oil, Gas & Consumable Fuels - 9.2%
Alliance Resource Operating Partners LP - Alliance Resource Finance Corp., 8.625%, 6/15/2029[2]	100,000	105,636
Ascent Resources Utica Holdings LLC - ARU Finance Corp., 6.625%, 7/15/2033[2]	100,000	103,385
California Resources Corp., 8.25%, 6/15/2029[2]	100,000	104,683
Civitas Resources, Inc., 8.375%, 7/1/2028[2]	100,000	103,132
CNX Midstream Partners LP, 4.75%, 4/15/2030[2]	110,000	106,535
CNX Resources Corp., 6.00%, 1/15/2029[2]	100,000	100,786
CVR Energy, Inc., 5.75%, 2/15/2028[2]	105,000	103,359
Delek Logistics Partners LP - Delek Logistics Finance Corp., 7.125%, 6/1/2028[2]	105,000	105,554
Excelerate Energy LP, 8.00%, 5/15/2030[2]	95,000	100,327
Global Partners LP - GLP Finance Corp., 7.125%, 7/1/2033[2]	100,000	101,879
Hess Midstream Operations LP, 5.875%, 3/1/2028[2]	100,000	101,869
Hilcorp Energy I LP - Hilcorp Finance Co., 6.25%, 11/1/2028[2]	100,000	100,784
Howard Midstream Energy Partners LLC, 7.375%, 7/15/2032[2]	100,000	105,531
Magnolia Oil & Gas Operating LLC - Magnolia Oil & Gas Finance Corp., 6.875%, 12/1/2032[2]	100,000	102,842
Matador Resources Co., 6.50%, 4/15/2032[2]	100,000	101,265
Murphy Oil USA, Inc., 5.625%, 5/1/2027	105,000	105,057
Northriver Midstream Finance LP (Canada), 6.75%, 7/15/2032[2]	100,000	101,924
NuStar Logistics LP, 5.625%, 4/28/2027	100,000	101,058
Permian Resources Operating LLC, 5.875%, 7/1/2029[2]	100,000	100,467
Rockies Express Pipeline LLC, 4.80%, 5/15/2030[2]	105,000	103,323
Sunoco LP - Sunoco Finance Corp., 5.875%, 3/15/2028	105,000	105,185
Tallgrass Energy Partners LP - Tallgrass Energy Finance Corp., 6.00%, 9/1/2031[2]	105,000	104,251
Talos Production, Inc., 9.00%, 2/1/2029[2]	100,000	103,839
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Teine Energy Ltd. (Canada), 6.875%, 4/15/2029[2]	105,000	$105,063
Venture Global Calcasieu Pass LLC, 6.25%, 1/15/2030[2]	95,000	96,083
Venture Global LNG, Inc., 8.125%, 6/1/2028[2]	100,000	101,658
		2,675,475
Total Energy		3,288,580

Financials - 12.5%
Banks - 0.4%
Popular, Inc. (Puerto Rico), 7.25%, 3/13/2028	100,000	105,274

Capital Markets - 2.1%
Brookfield Property REIT, Inc. - BPR Cumulus LLC - BPR Nimbus LLC - GGSI Sellco LL, 4.50%, 4/1/2027[2]	105,000	103,633
Capstone Borrower, Inc., 8.00%, 6/15/2030[2]	95,000	97,862
Coinbase Global, Inc., 3.625%, 10/1/2031[2]	115,000	102,200
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 5.25%, 5/15/2027	105,000	103,572
Stonex Escrow Issuer LLC, 6.875%, 7/15/2032[2]	100,000	103,707
VFH Parent LLC - Valor Co-Issuer, Inc., 7.50%, 6/15/2031[2]	100,000	104,723
		615,697
Consumer Finance - 2.9%
Bread Financial Holdings, Inc., 6.75%, 5/15/2031[2]	105,000	108,709
Credit Acceptance Corp., 6.625%, 3/15/2030[2]	100,000	100,386
EZCORP, Inc., 7.375%, 4/1/2032[2]	100,000	106,317
Navient Corp., 4.875%, 3/15/2028	105,000	103,810
OneMain Finance Corp., 3.875%, 9/15/2028	105,000	102,241
PROG Holdings, Inc., 6.00%, 11/15/2029[2]	105,000	103,812
SLM Corp.,
3.125%, 11/2/2026	105,000	103,126
6.50%, 1/31/2030	110,000	113,774
		842,175
Financial Services - 5.0%
Block, Inc., 5.625%, 8/15/2030[2]	100,000	101,997
Compass Group Diversified Holdings LLC, 5.25%, 4/15/2029[2]	1,283	1,190
CPI C.G., Inc., 10.00%, 7/15/2029[2]	100,000	106,089
CrossCountry Intermediate HoldCo LLC, 6.50%, 10/1/2030[2]	105,000	107,195
Freedom Mortgage Corp., 6.625%, 1/15/2027[2]	105,000	105,188

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Financial Services (continued)
Oxford Finance LLC - Oxford Finance Co-Issuer II, Inc., 6.375%, 2/1/2027[2]	105,000	$104,883
Paysafe Finance plc - Paysafe Holdings U.S. Corp., 4.00%, 6/15/2029[2]	95,000	87,359
PennyMac Financial Services, Inc., 6.75%, 2/15/2034[2]	100,000	103,408
Provident Funding Associates LP - PFG Finance Corp., 9.75%, 9/15/2029[2]	95,000	100,152
Rocket Mortgage LLC - Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/1/2029[2]	105,000	101,438
Shift4 Payments LLC - Shift4 Payments Finance Sub, Inc., 6.75%, 8/15/2032[2]	100,000	103,283
United Wholesale Mortgage LLC, 5.75%, 6/15/2027[2]	105,000	105,246
UWM Holdings LLC, 6.625%, 2/1/2030[2]	100,000	101,170
Walker & Dunlop, Inc., 6.625%, 4/1/2033[2]	105,000	107,673
WEX, Inc., 6.50%, 3/15/2033[2]	100,000	102,471
		1,438,742
Insurance - 0.7%
APH Somerset Investor 2 LLC - APH2 Somerset Investor 2 LLC - APH3 Somerset Investor, 7.875%, 11/1/2029[2]	100,000	101,445
Wilton RE Ltd., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 5.266%), 6.00%[2,3,4]	100,000	99,061
		200,506
Mortgage Real Estate Investment Trusts (REITS) - 1.4%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 6/15/2029[2]	105,000	101,374
Blackstone Mortgage Trust, Inc., 7.75%, 12/1/2029[2]	100,000	106,643
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 4.25%, 2/1/2027[2]	105,000	104,342
Starwood Property Trust, Inc., 4.375%, 1/15/2027[2]	105,000	104,370
		416,729
Total Financials		3,619,123

Health Care - 5.7%
Health Care Equipment & Supplies - 0.7%
Bausch + Lomb Corp., 8.375%, 10/1/2028[2]	95,000	98,997
Embecta Corp., 5.00%, 2/15/2030[2]	110,000	105,154
		204,151
Health Care Providers & Services - 2.9%
Acadia Healthcare Co., Inc., 7.375%, 3/15/2033[2]	95,000	95,975
AdaptHealth LLC, 4.625%, 8/1/2029[2]	110,000	106,737
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Providers & Services (continued)
AMN Healthcare, Inc., 4.00%, 4/15/2029[2]	110,000	$105,118
Community Health Systems, Inc., 5.25%, 5/15/2030[2]	110,000	103,222
DaVita, Inc., 4.625%, 6/1/2030[2]	105,000	102,176
Molina Healthcare, Inc., 4.375%, 6/15/2028[2]	105,000	103,211
Prime Healthcare Services, Inc., 9.375%, 9/1/2029[2]	100,000	105,332
Radiology Partners, Inc., 8.50%, 7/15/2032[2]	100,000	104,467
		826,238
Life Science Tools & Service - 1.4%
Avantor Funding, Inc., 4.625%, 7/15/2028[2]	105,000	104,406
Charles River Laboratories International, Inc., 4.25%, 5/1/2028[2]	105,000	104,078
Sotera Health Holdings LLC, 7.375%, 6/1/2031[2]	95,000	100,011
Star Parent, Inc., 9.00%, 10/1/2030[2]	95,000	101,531
		410,026
Pharmaceuticals - 0.7%
Endo Finance Holdings, Inc., 8.50%, 4/15/2031[2]	95,000	100,455
Perrigo Finance Unlimited Co., 6.125%, 9/30/2032	105,000	102,436
		202,891
Total Health Care		1,643,306

Industrials - 16.4%
Air Freight & Logistics - 0.3%
Stonepeak Nile Parent LLC, 7.25%, 3/15/2032[2]	95,000	100,607

Building Products - 1.8%
Builders FirstSource, Inc., 6.75%, 5/15/2035[2]	95,000	99,488
Masterbrand, Inc., 7.00%, 7/15/2032[2]	100,000	103,718
Miter Brands Acquisition Holdco, Inc. - MIWD Borrower LLC, 6.75%, 4/1/2032[2]	100,000	102,457
Resideo Funding, Inc., 6.50%, 7/15/2032[2]	105,000	107,657
Smyrna Ready Mix Concrete LLC, 6.00%, 11/1/2028[2]	100,000	100,549
		513,869
Commercial Services & Supplies - 1.8%
Deluxe Corp., 8.125%, 9/15/2029[2]	100,000	105,351
HNI Corp., 5.125%, 1/18/2029 (Acquired 12/08/2025, cost $98,073)[5]	97,000	97,173
Pitney Bowes, Inc., 7.25%, 3/15/2029[2]	105,000	106,610

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Commercial Services & Supplies (continued)
The GEO Group, Inc., 10.25%, 4/15/2031	90,000	$98,591
VT Topco, Inc., 8.50%, 8/15/2030[2]	100,000	104,330
		512,055
Construction & Engineering - 0.7%
Brundage-Bone Concrete Pumping Holdings, Inc., 7.50%, 2/1/2032[2]	100,000	102,017
Global Infrastructure Solutions, Inc., 7.50%, 4/15/2032[2]	100,000	106,537
		208,554
Electrical Equipment - 0.4%
Atkore, Inc., 4.25%, 6/1/2031[2]	110,000	105,471

Ground Transportation - 1.1%
Avis Budget Car Rental LLC - Avis Budget Finance, Inc., 4.75%, 4/1/2028[2]	105,000	102,503
RXO, Inc., 7.50%, 11/15/2027[2]	100,000	101,942
XPO CNW, Inc., 6.70%, 5/1/2034	95,000	101,127
		305,572
Machinery - 2.8%
Allison Transmission, Inc., 3.75%, 1/30/2031[2]	115,000	108,313
ATS Corp. (Canada), 4.125%, 12/15/2028[2]	105,000	102,324
JB Poindexter & Co., Inc., 8.75%, 12/15/2031[2]	95,000	99,579
New Flyer Holdings, Inc. (Canada), 9.25%, 7/1/2030[2]	95,000	102,024
Park-Ohio Industries, Inc., 8.50%, 8/1/2030[2]	100,000	102,873
The Manitowoc Co., Inc., 9.25%, 10/1/2031[2]	110,000	118,422
TMS International Corp., 6.25%, 4/15/2029[2]	105,000	101,634
Wabash National Corp., 4.50%, 10/15/2028[2]	95,000	88,792
		823,961
Passenger Airlines - 1.3%
Allegiant Travel Co., 7.25%, 8/15/2027[2]	76,000	77,070
American Airlines, Inc. - AAdvantage Loyalty IP Ltd., 5.75%, 4/20/2029[2]	105,000	106,912
OneSky Flight LLC, 8.875%, 12/15/2029[2]	95,000	101,754
VistaJet Malta Finance plc - Vista Management Holding, Inc. (Switzerland), 6.375%, 2/1/2030[2]	105,000	100,418
		386,154
Professional Services - 1.8%
Amentum Holdings, Inc., 7.25%, 8/1/2032[2]	100,000	105,425

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Professional Services (continued)
Clarivate Science Holdings Corp., 4.875%, 7/1/2029[2]	110,000	$103,996
KBR, Inc., 4.75%, 9/30/2028[2]	105,000	103,376
Science Applications International Corp., 4.875%, 4/1/2028[2]	105,000	104,850
TriNet Group, Inc., 3.50%, 3/1/2029[2]	110,000	104,002
		521,649
Trading Companies & Distributors - 4.1%
Azorra Finance Ltd., 7.25%, 1/15/2031[2]	100,000	104,704
BlueLinx Holdings, Inc., 6.00%, 11/15/2029[2]	100,000	98,080
EquipmentShare.com, Inc., 8.625%, 5/15/2032[2]	105,000	110,939
GGAM Finance Ltd. (Ireland), 8.00%, 6/15/2028[2]	95,000	100,692
Herc Holdings, Inc., 7.00%, 6/15/2030[2]	100,000	105,178
Long Ridge Energy LLC, 8.75%, 2/15/2032[2]	110,000	117,026
Phoenix Aviation Capital Ltd. (Ireland), 9.25%, 7/15/2030[2]	95,000	101,047
QXO Building Products, Inc., 6.75%, 4/30/2032[2]	100,000	104,486
TrueNoord Capital DAC (Ireland), 8.75%, 3/1/2030[2]	95,000	100,301
Veritiv Operating Co., 10.50%, 11/30/2030[2]	115,000	123,785
Windsor Holdings III LLC, 8.50%, 6/15/2030[2]	110,000	116,294
		1,182,532
Transporation Infrastructure - 0.3%
Railworks Holdings LP - Railworks Rally, Inc., 8.25%, 11/15/2028[2]	100,000	101,017
Total Industrials		4,761,441

Information Technology - 3.9%
IT Services - 1.4%
ASGN, Inc., 4.625%, 5/15/2028[2]	105,000	103,552
Cloud Software Group, Inc., 8.25%, 6/30/2032[2]	95,000	99,437
Insight Enterprises, Inc., 6.625%, 5/15/2032[2]	110,000	113,038
Rocket Software, Inc., 9.00%, 11/28/2028[2]	100,000	103,042
		419,069
Semiconductors & Semiconductor Equipment - 0.7%
Entegris, Inc., 4.375%, 4/15/2028[2]	105,000	104,249
Synaptics, Inc., 4.00%, 6/15/2029[2]	100,000	96,827
		201,076
Software - 1.8%
Consensus Cloud Solutions, Inc., 6.50%, 10/15/2028[2]	105,000	105,225

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Software (continued)
Fair Isaac Corp., 4.00%, 6/15/2028[2]	105,000	$103,620
Open Text Corp. (Canada), 3.875%, 2/15/2028[2]	105,000	102,991
RingCentral, Inc., 8.50%, 8/15/2030[2]	95,000	100,724
ZoomInfo Technologies LLC - ZoomInfo Finance Corp., 3.875%, 2/1/2029[2]	105,000	99,264
		511,824
Total Information Technology		1,131,969

Materials - 8.5%
Chemicals - 4.3%
Ashland, Inc., 3.375%, 9/1/2031[2]	115,000	104,935
Avient Corp., 6.25%, 11/1/2031[2]	100,000	102,819
CVR Partners LP - CVR Nitrogen Finance Corp., 6.125%, 6/15/2028[2]	105,000	105,452
HB Fuller Co., 4.25%, 10/15/2028	100,000	99,057
Ingevity Corp., 3.875%, 11/1/2028[2]	100,000	97,017
LSB Industries, Inc., 6.25%, 10/15/2028[2]	105,000	104,668
Methanex U.S. Operations, Inc., 6.25%, 3/15/2032[2]	100,000	103,100
Minerals Technologies, Inc., 5.00%, 7/1/2028[2]	105,000	104,769
Olin Corp., 5.00%, 2/1/2030	105,000	103,325
Qnity Electronics, Inc., 5.75%, 8/15/2032[2]	100,000	102,435
The Chemours Co., 5.75%, 11/15/2028[2]	105,000	102,130
WR Grace Holdings LLC, 6.625%, 8/15/2032[2]	105,000	106,404
		1,236,111
Construction Materials - 0.7%
AmeriTex HoldCo Intermediate LLC, 7.625%, 8/15/2033[2]	100,000	105,232
Standard Industries, Inc., 4.375%, 7/15/2030[2]	105,000	101,518
		206,750
Containers & Packaging - 1.7%
Cascades Inc. - Cascades USA, Inc. (Canada), 6.75%, 7/15/2030[2]	105,000	109,404
Clydesdale Acquisition Holdings, Inc., 6.75%, 4/15/2032[2]	100,000	102,948
Graphic Packaging International LLC, 3.75%, 2/1/2030[2]	110,000	103,721
Mauser Packaging Solutions Holding Co., 7.875%, 4/15/2027[2]	100,000	96,431
OI European Group B.V., 4.75%, 2/15/2030[2]	100,000	96,727
		509,231
Metals & Mining - 1.8%
Champion Iron Canada, Inc. (Canada), 7.875%, 7/15/2032[2]	100,000	106,077
Cleveland-Cliffs, Inc., 4.625%, 3/1/2029[2]	105,000	103,361

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Metals & Mining (continued)
Commercial Metals Co., 4.125%, 1/15/2030	105,000	$101,913
Mineral Resources Ltd. (Australia), 8.50%, 5/1/2030[2]	100,000	103,909
Novelis Corp., 4.75%, 1/30/2030[2]	105,000	101,486
		516,746
Total Materials		2,468,838

Real Estate - 5.4%
Health Care REITs - 0.4%
Diversified Healthcare Trust, 4.375%, 3/1/2031	115,000	100,585

Hotel & Resort REITs - 1.4%
Park Intermediate Holdings LLC - PK Domestic Property LLC - PK Finance Co-Issuer, 7.00%, 2/1/2030[2]	100,000	102,506
RLJ Lodging Trust LP, 4.00%, 9/15/2029[2]	110,000	104,077
Service Properties Trust, 5.50%, 12/15/2027	105,000	103,250
XHR LP, 6.625%, 5/15/2030[2]	105,000	108,186
		418,019
Office REITs - 0.7%
Brandywine Operating Partnership LP, 8.30%, 3/15/2028	95,000	100,188
Hudson Pacific Properties LP, 3.95%, 11/1/2027	105,000	100,301
		200,489
Real Estate Management & Development - 1.8%
Five Point Operating Co. LP, 8.00%, 10/1/2030[2]	110,000	115,056
Hunt Companies, Inc., 5.25%, 4/15/2029[2]	105,000	102,479
Kennedy-Wilson, Inc., 4.75%, 2/1/2030	110,000	104,097
Newmark Group, Inc., 7.50%, 1/12/2029	95,000	101,752
The Howard Hughes Corp., 4.125%, 2/1/2029[2]	105,000	101,940
		525,324
Specialized REITs - 1.1%
Millrose Properties, Inc., 6.375%, 8/1/2030[2]	100,000	102,281
Rithm Capital Corp., 8.00%, 7/15/2030[2]	100,000	102,242
Vornado Realty LP, 3.40%, 6/1/2031	115,000	104,533
		309,056
Total Real Estate		1,553,473

Utilities - 2.9%
Electric Utilities - 0.4%
PG&E Corp., 5.25%, 7/1/2030	105,000	104,290

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Gas Utilities - 1.4%
AmeriGas Partners LP - AmeriGas Finance Corp., 9.375%, 6/1/2028[2]	100,000	$103,439
Ferrellgas LP - Ferrellgas Finance Corp., 5.875%, 4/1/2029[2]	110,000	105,727
Superior Plus LP - Superior General Partner, Inc. (Canada), 4.50%, 3/15/2029[2]	105,000	102,562
TGNR Intermediate Holdings LLC, 5.50%, 10/15/2029[2]	105,000	103,899
		415,627
Independent Power and Renewable Electricity Producers - 1.1%
Leeward Renewable Energy Operations LLC, 4.25%, 7/1/2029[2]	110,000	104,389
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
Pattern Energy Operations LP - Pattern Energy Operations, Inc., 4.50%, 8/15/2028[2]	105,000	$103,369
TerraForm Power Operating LLC, 5.00%, 1/31/2028[2]	105,000	104,835
		312,593
Total Utilities		832,510

TOTAL CORPORATE BONDS (Identified Cost $27,857,097)		27,921,849

SHORT-TERM INVESTMENT - 1.4%

Dreyfus Government Cash Management, Institutional Shares, 3.65%[6]
(Identified Cost $411,909)	411,909	411,909

TOTAL INVESTMENTS - 97.8% (Identified Cost $28,269,006)		28,333,758

OTHER ASSETS, LESS LIABILITIES - 2.2%		630,863

NET ASSETS - 100%		$28,964,621

REIT - Real Estate Investment Trust

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2025 was $23,930,735, which represented 82.6% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2025.

4Security is perpetual in nature and has no stated maturity date.

5Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2025 was $97,173, or 0.3% of the Series’ Net Assets.

6Rate shown is the current yield as of December 31, 2025.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2025

ASSETS:

Investments, at value (identified cost $28,269,006) (Note 2)	$28,333,758
Receivable from Advisor[1]	56,835
Interest receivable	483,011
Deferred offering costs	142,309
Receivable for fund shares sold	3,952
Dividends receivable	1,658
Prepaid expenses	139

TOTAL ASSETS	29,021,662

LIABILITIES:

Accrued fund accounting and administration fees[1]	22,440
Accrued Chief Compliance Officer service fees[1]	2,288
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	1
Professional fees payable	20,004
Accrued custodian fees	6,221
Payable for fund shares repurchased	80
Other payables and accrued expenses	6,007

TOTAL LIABILITIES	57,041

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$28,964,621

NET ASSETS CONSIST OF:

Capital stock	$28,914
Additional paid-in-capital	28,882,326
Total distributable earnings (loss)	53,381

TOTAL NET ASSETS	$28,964,621

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($5,189/518 shares)	$10.01

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($50,302/5,022 shares)	$10.02

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W
($28,904,038/2,885,339 shares)	$10.02

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z
($5,092/508 shares)	$10.02

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Statement of Operations

For the Period September 15, 2025* to December 31, 2025

INVESTMENT INCOME:

Interest	$458,105
Dividends	18,815

Total Investment Income	476,920

EXPENSES:

Management fees (Note 3)	27,514
Fund accounting and administration fees (Note 3)	22,440
Chief Compliance Officer service fees (Note 3)	3,008
Directors’ fees (Note 3)	1,149
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	4
Audit fees	68,920
Offering expenses	59,019
Registration and filing fees	13,489
Custodian fees	6,221
Miscellaneous	11,758

Total Expenses	213,522
Less reduction of expenses (Note 3)	(205,618)

Net Expenses	7,904

NET INVESTMENT INCOME	469,016

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	26,278

Net change in unrealized appreciation (depreciation) on investments	64,752

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	91,030

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$560,046

*Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Statement of Changes in Net Assets

FOR THE PERIOD 9/15/25[1] TO 12/31/25

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$469,016
Net realized gain (loss) on investments	26,278
Net change in unrealized appreciation (depreciation) on investments	64,752

Net increase (decrease) from operations	560,046

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(80)
Class I	(456)
Class W	(506,695)
Class Z	(83)

Total distributions to shareholders	(507,314)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	28,911,889

Net increase (decrease) in net assets	28,964,621

NET ASSETS:

Beginning of period	–

End of period	$28,964,621

1 Commencement of operations.

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Financial Highlights - Class S

FOR THE PERIOD 9/15/25[1] TO 12/31/25

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00
Income from investment operations:
Net investment income[2]	0.14
Net realized and unrealized gain (loss) on investments	0.02
Total from investment operations	0.16
Less distributions to shareholders:
From net investment income	(0.14)
From net realized gain on investments	(0.01)
Total distributions to shareholders	(0.15)

Net asset value - End of period	$10.01
Net assets - End of period (000’s omitted)	$5
Total return[3]	1.68%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%[4]
Net investment income	4.79%[4]
Series portfolio turnover	50%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
163.91%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Financial Highlights - Class I

FOR THE PERIOD 9/15/25[1] TO 12/31/25

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00
Income from investment operations:
Net investment income[2]	0.16
Net realized and unrealized gain (loss) on investments	0.02
Total from investment operations	0.18
Less distributions to shareholders:
From net investment income	(0.15)
From net realized gain on investments	(0.01)
Total distributions to shareholders	(0.16)
Net asset value - End of period	$10.02
Net assets - End of period (000’s omitted)	$50
Total return[3]	1.86%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.60%[4]
Net investment income	5.35%[4]
Series portfolio turnover	50%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
51.34%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Financial Highlights - Class W

FOR THE PERIOD 9/15/25[1] TO 12/31/25

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00
Income from investment operations:
Net investment income[2]	0.17
Net realized and unrealized gain (loss) on investments	0.02
Total from investment operations	0.19
Less distributions to shareholders:
From net investment income	(0.16)
From net realized gain on investments	(0.01)
Total distributions to shareholders	(0.17)
Net asset value - End of period	$10.02
Net assets - End of period (000’s omitted)	$28,904
Total return[3]	1.96%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%[4]
Net investment income	5.97%[4]
Series portfolio turnover	50%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
1.90%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Financial Highlights - Class Z

FOR THE PERIOD 9/15/25[1] TO 12/31/25

Per share data (for a share outstanding throughout the period):
Net asset value - Beginning of period	$10.00
Income from investment operations:
Net investment income[2]	0.15
Net realized and unrealized gain (loss) on investments	0.03
Total from investment operations	0.18
Less distributions to shareholders:
From net investment income	(0.15)
From net realized gain on investments	(0.01)
Total distributions to shareholders	(0.16)
Net asset value - End of period	$10.02
Net assets - End of period (000’s omitted)	$5
Total return[3]	1.86%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.45%[4]
Net investment income	5.18%[4]
Series portfolio turnover	50%

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
166.36%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the period.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

Systematic High Yield Bond Series

Notes to Financial Statements

1.	Organization

Systematic High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of income as its primary objective and capital appreciation as a secondary objective.

The Series is authorized to issue four classes of shares (Class S, I, W, and Z). Each class of shares is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2025, 6.8 billion shares have been designated in total among 15 series, of which 100 million have been designated for each as Systematic High Yield Bond Series Class I Common Stock, Systematic High Yield Bond Series Class Z Common Stock, Systematic High Yield Bond Series Class S Common Stock, and Systematic High Yield Bond Series Class W Common Stock.

Class W shares represent fiduciary accounts where the Advisor has sole investment discretion.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Systematic High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2025 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Corporate debt:
Communication Services	$1,761,303	$—	$1,761,303	$—

Systematic High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Consumer Discretionary	$6,364,726	$—	$6,364,726	$—
Consumer Staples	496,580	—	496,580	—
Energy	3,288,580	—	3,288,580	—
Financials	3,619,123	—	3,619,123	—
Health Care	1,643,306	—	1,643,306	—
Industrials	4,761,441	—	4,761,441	—
Information Technology	1,131,969	—	1,131,969	—
Materials	2,468,838	—	2,468,838	—
Real Estate	1,553,473	—	1,553,473	—
Utilities	832,510	—	832,510	—
Short-Term Investment	411,909	411,909	—	—
Total assets	$28,333,758	$411,909	$27,921,849	$—

There were no Level 3 securities held by the Series as of December 31, 2025.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net

Systematic High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2025.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2025.

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Systematic High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2025, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation, as this is the inception year for the Series and it has not yet filed any tax returns.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Offering Costs

Upon commencement of operations, the majority of the expenses incurred by the Series in connection with the launch were paid by the Advisor. The Series paid certain expenses, including the legal fees incurred in connection with the initial registration statement of the Series. These legal fees were booked as offering costs and amortized over a 12-month period beginning with the commencement of operations.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.35% of the Series’ average daily net assets for investment advisory services.

Under the Agreement, personnel of the Advisor are responsible for management of the Series’ portfolio, the execution of securities transactions, and generally administer the affairs of the Fund. The Advisor also provides the Fund with necessary office space

Systematic High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director, who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I, Class W or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Fund’s expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fee and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.60% of the average daily net assets of the Class S and Class I shares, 0.10% of the average daily net assets of the Class W shares, and 0.45% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $27,487 in management fees for Class W for the period ended December 31, 2025. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $3,360, $3,433, $167,976 and $3,362 for Class S, Class I, Class W and Class Z, respectively, for the period ended December 31, 2025. These amounts are included as a reduction of expenses on the Statement of Operations.

Systematic High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

As of December 31, 2025, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31, 2028
Class S	$3,360
Class I	3,433
Class W	167,976
Class Z	3,362

4.	Segment Reporting

In this reporting period, the Series adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Series’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Chief Legal Officer, President and Principal Executive Officer, Vice President, and Principal Financial Officer act as the Series’ CODM. The Series represents a single operating segment, as the CODM monitors the operating results of the Series as a whole and the Series’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Series’ portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Series’ financial statements.

5.	Purchases and Sales of Securities

For the period ended December 31, 2025, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $39,120,468 and $11,292,443, respectively. There were no purchases or sales of U.S. Government securities.

6.	Capital Stock Transactions

Transactions in Class S, Class I, Class W and Class Z shares of Systematic High Yield Bond Series were:

CLASS S	FOR THE PERIOD 9/15/25 (COMMENCEMENT OF OPERATIONS) TO 12/31/25
	SHARES	AMOUNT
Sold	510	$5,101
Reinvested	8	80
Repurchased	—	—
Total	518	$5,181

Systematic High Yield Bond Series

Notes to Financial Statements (continued)

6.	Capital Stock Transactions (continued)

CLASS I	FOR THE PERIOD 9/15/25 (COMMENCEMENT OF OPERATIONS) TO 12/31/25
	SHARES	AMOUNT
Sold	5,187	$52,059
Reinvested	46	456
Repurchased	(211)	(2,111)
Total	5,022	$50,404

CLASS W	FOR THE PERIOD 9/15/25 (COMMENCEMENT OF OPERATIONS) TO 12/31/25
	SHARES	AMOUNT
Sold	3,039,444	$30,393,590
Reinvested	49,446	493,464
Repurchased	(203,551)	(2,035,833)
Total	2,885,339	$28,851,221

CLASS Z	FOR THE PERIOD 9/15/25 (COMMENCEMENT OF OPERATIONS) TO 12/31/25
	SHARES	AMOUNT
Sold	500	$5,000
Reinvested	8	83
Repurchased	—	—
Total	508	$5,083

Over 99% of the shares outstanding (representing Class W) are fiduciary accounts where the Advisor has sole investment discretion.

7.	Line of Credit

The Fund has entered into a 364-day, $75 million credit agreement (the “line of credit”) with Bank of New York. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2026 unless extended or renewed. During the period ended December 31, 2025, the Series did not borrow under the line of credit.

8.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these

Systematic High Yield Bond Series

Notes to Financial Statements (continued)

8.	Financial Instruments (continued)

contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2025.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid.

9.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and preferred bonds, taxable over distribution, and a defaulted bond accrual. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net asset value. For the year ended December 31, 2025, amounts were reclassified within the capital accounts to decrease Additional Paid in Capital by $649 and increase Total Distributable Earnings (Loss) by $649. Any such reclassifications are not reflected in the financial highlights

The tax character of distributions paid were as follows:

FOR THE PERIOD ENDED 12/31/2025
Ordinary income	$507,314

At December 31, 2025, the tax basis of components of distributable earnings and the net unrealized appreciation based on the identified cost of Investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$28,269,079
Unrealized appreciation	149,507
Unrealized depreciation	(84,828)
Net unrealized appreciation	$64,679
Qualified late-year losses	$(11,298)

11.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy

Systematic High Yield Bond Series

Notes to Financial Statements (continued)

11.	Market Event (continued)

of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

Systematic High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Systematic High Yield Bond Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Systematic High Yield Bond Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2025, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period September 15, 2025 (commencement of operations) through December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, and the results of its operations, changes in its net assets and the financial highlights for the period September 15, 2025 (commencement of operations) through December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

New York, New York

February 23, 2026

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

Systematic High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At meetings of the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors (the “Board”) held on November 13, 2024, February 11, 2025 and May 20, 2025 (the “Board Meetings”), the Directors considered matters related to the approval of an Investment Advisory Agreement between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) (the “Agreement”) for a new series of the Fund, the Systematic High Yield Bond Series (the “Series”).

At the Board Meetings, representatives of the Advisor explained that the Board was being asked to consider establishing the new Series and that, in connection with the decision whether to approve the Agreement, a variety of material was provided to the Board for their review and consideration in advance of the Board Meetings , including, but not limited to: (i) a memorandum regarding the proposed launch of the Series (ii) information regarding the investment strategy, philosophy and investment process of the Series, (iii) the expected cost of services for the Advisor based on the nature, extent and quality of services that would be performed by each, respectively and, (iv) an analysis of differential advisory fee waivers related to the Series’ Class W shares.

Representatives of the Advisor attended the Board Meetings and presented additional oral and written information to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the consideration of the Agreement and the conclusions made by the Directors when determining to approve the Agreement. The summary describes the most important, but not all, of the factors, considered by the Board.

●	The Board noted that the Series had not commenced operations, but considered the investment management services that would be provided under the proposed Agreement including, among others: deciding what securities to purchase and sell for the Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Series (including the books and records of the Series not maintained by third party service providers such as the custodian or transfer agent); arranging for the insurance coverage for the Series; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders of the Series. The Board also considered the nature and quality of such services provided under the proposed Agreement in light of the Advisor’s services provided to the other series of the Fund under an existing investment advisory agreement. The Board had discussed the quality of these services with representatives from the Advisor in May 2024 and concluded the Advisor was performing its services to the Fund required under the existing investment advisory agreement in a reasonable manner.

●	The Board considered the proposed fees and expenses of the Series. The Advisor presented the proposed advisory fee and total expenses ratios for the Series, including the advisory fee adjusted for any contractual expense waivers or reimbursements paid by the Advisor. The advisory fee and net expense ratios of the Series were compared and ranked (on a median basis) against funds with similar investment objectives and expense characteristics as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the comparisons and rankings of the advisory fee and net expense ratios for the Series and the methodology behind the comparison, noting that the proposed advisory fee was at or below the median compared to peers.

●	The Board considered the proposed payment of intermediary sub-transfer agency fees (“sub-TA fees”), which would be borne by the Fund and paid to intermediaries for the performance of non-distribution shareholder and/or administrative services. The sub-TA fees would be included in the operating expenses of the Series. The Board considered the proposed multi-tier limit on Fund sub-TA expenses at both the individual broker-dealer and aggregate share class level, and the fact that fees in excess of the limits would be paid out of the Advisor’s profits. Based on their review of the information provided, the Board concluded that the proposed fees and expenses of the Series were reasonable on a comparative basis.

●	The Board considered a pro-forma analysis of the differential advisory fee waiver of the new Series Class W shares, which would be utilized within the Advisor’s separately managed accounts. The pro-forma analysis included an analysis of the advisory fees paid by the separately managed accounts to the Advisor outside of the Series, as compared to the advisory fees paid by the Series’ other classes to the Advisor. For purposes of the analysis, the advisory fees paid by the separately managed accounts included existing Fund holdings, as well as the hypothetical allocation to the Series. The Board also took into account the Advisor’s existing annual process to determine that a Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act and the Advisor’s ongoing monitoring performed throughout the year to prevent ineligible investors from purchasing the Series’ Class W shares for existing series of the Fund. The Board further took into account that, after completing its review of the pro-forma analysis, the Advisor concluded that the Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act and the Advisor has implemented reasonable measures to monitor the waivers in the Series’ Class W Shares to guard against

Systematic High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

cross-subsidization in the Series. Based on the results of the Advisor’s pro-forma review of the differential advisory fee waiver related to the Series’ Class W shares and the Advisor’s conclusions thereto, the Board made the determination, based on the information and analysis presented to the Board at the meeting, that the Series’ Class W shares do not provide a means for cross-subsidization in contravention of Rule 18f-3 under the 1940 Act.

●	The Board considered whether economies of scale were being achieved by the Advisor with respect to the services provided to the Series. Because the Series is new and had not commenced operations, it was not possible to determine the profitability that the Advisor might achieve with respect to the Series or the extent to which economies of scale would be realized by the Advisor as the assets of the Series grow. Accordingly, the Directors did not make any findings regarding the Advisor’s profitability or the extent to which economies of scale would be realized by the Advisor as the assets of the Series grow but will do so during future considerations of the Agreements.

●	In addition to the factors described above, the Board considered other benefits that the Advisor may derive from its relationship with the Series, which were largely consistent with those realized by the Advisor through investment management services provided to the other Series of the Fund and last discussed with the Board in May 2024.

Conclusion

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the proposed Advisory Agreement were fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board voted unanimously to approve the Agreement for the Systematic High Yield Bond Series. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

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Systematic High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

5.	Financial Statements and Other Information - Annual

6.	Financial Statements and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNSHYB-12/25-AR

www.manning-napier.com

Manning & Napier Fund, Inc.

Credit Series

Credit Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS - 37.6%

Non-Convertible Corporate Bonds- 37.6%
Communication Services - 0.8%
Entertainment - 0.8%
The Walt Disney Co., 6.65%, 11/15/2037	1,970,000	$2,251,461

Consumer Discretionary - 2.6%
Diversified Consumer Services - 1.7%
Cornell Univ., 4.169%, 6/15/2030	4,860,000	4,879,296

Household Durables - 0.9%
DR Horton, Inc., 4.85%, 10/15/2030	2,380,000	2,430,369

Total Consumer Discretionary		7,309,665

Energy - 5.1%
Oil, Gas & Consumable Fuels - 5.1%
Cameron LNG LLC, 3.302%, 1/15/2035[2]	2,790,000	2,439,897
Cenovus Energy, Inc. (Canada), 6.75%, 11/15/2039	3,380,000	3,719,838
Energy Transfer LP,
7.375%, 2/1/2031[2]	2,330,000	2,422,421
6.50%, 2/1/2042	3,465,000	3,654,750
Kinder Morgan, Inc., 4.80%, 2/1/2033	1,970,000	1,975,986

Total Energy		14,212,892

Financials - 18.8%
Banks - 11.5%
Bank of America Corp., (U.S. Secured Overnight Financing Rate + 1.320%), 2.687%, 4/22/2032[3]	4,015,000	3,682,497
Citigroup, Inc., (U.S. Secured Overnight Financing Rate + 0.770%), 1.462%, 6/9/2027[3]	3,630,000	3,587,361
Citizens Bank NA, (U.S. Secured Overnight Financing Rate + 2.000%), 4.575%, 8/9/2028[3]	2,310,000	2,326,759
Huntington Bancshares, Inc., 2.55%, 2/4/2030	2,590,000	2,415,760
JPMorgan Chase & Co., (3 mo. U.S. Secured Overnight Financing Rate + 3.790%), 4.493%, 3/24/2031[3]	5,900,000	5,948,865
The PNC Financial Services Group, Inc., (U.S. Secured Overnight Financing Rate + 1.333%), 4.899%, 5/13/2031[3]	3,600,000	3,685,827
Truist Financial Corp., (U.S. Secured Overnight Financing Rate + 0.862%), 1.887%, 6/7/2029[3]	3,795,000	3,604,213
U.S. Bancorp, (U.S. Secured Overnight Financing Rate + 1.230%), 4.653%, 2/1/2029[3]	3,360,000	3,401,550
Wells Fargo & Co., (U.S. Secured Overnight Financing Rate + 1.070%), 5.707%, 4/22/2028[3]	3,350,000	3,418,922
		32,071,754
Capital Markets - 2.6%
Jefferies Financial Group, Inc., 6.20%, 4/14/2034	5,530,000	5,838,482
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
The Depository Trust & Clearing Corp., (5 yr. U.S. Treasury Yield Curve Rate T Note Constant Maturity + 2.606%), 3.375%[2,3,4]	1,250,000	$1,231,604
		7,070,086

Consumer Finance - 1.7%
Capital One Financial Corp., (U.S. Secured Overnight Financing Rate + 2.860%), 6.377%, 6/8/2034[3]	4,200,000	4,540,916

Financial Services - 1.7%
Apollo Global Management, Inc., 5.15%, 8/12/2035	2,340,000	2,343,773
Atlas Warehouse Lending Co. LP, 4.625%, 11/15/2028[2]	2,450,000	2,458,254
		4,802,027

Insurance - 1.3%
MassMutual Global Funding II, 4.85%, 1/17/2029[2]	1,210,000	1,234,755
SiriusPoint Ltd. (Sweden), 7.00%, 4/5/2029	2,325,000	2,463,854
		3,698,609
Total Financials		52,183,392

Health Care - 0.9%
Health Care Equipment & Supplies - 0.9%
180 Medical, Inc. (United Kingdom), 3.875%, 10/15/2029[2]	2,430,000	2,362,819

Industrials - 1.7%
Construction Materials - 0.8%
Eagle Materials, Inc., 5.00%, 3/15/2036	2,340,000	2,292,147

Trading Companies & Distributors - 0.9%
AerCap Ireland Capital DAC - AerCap Global Aviation Trust (Ireland), 3.00%, 10/29/2028	2,450,000	2,375,326

Total Industrials		4,667,473

Materials - 0.8%
Metals & Mining - 0.8%
Newcastle Coal Infrastructure Group Pty Ltd. (Australia), 4.40%, 9/29/2027[2]	2,335,207	2,330,844

Real Estate - 2.9%
Retail REITs - 0.1%
Simon Property Group LP, 2.65%, 2/1/2032	379,000	341,422

Specialized REITs - 2.8%
Safehold GL Holdings LLC,
2.85%, 1/15/2032	2,300,000	2,069,712
6.10%, 4/1/2034	2,150,000	2,280,505

The accompanying notes are an integral part of the financial statements.

1

Credit Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Real Estate (continued)
Specialized REITs (continued)
SBA Tower Trust, 6.599%, 1/15/2028[2]	3,370,000	$3,450,781
		7,800,998
Total Real Estate		8,142,420

Utilities - 4.0%
Electric Utilities - 2.4%
Alexander Funding Trust II, 7.467%, 7/31/2028[2]	2,290,000	2,438,533
Duke Energy Florida LLC, 6.40%, 6/15/2038	3,720,000	4,152,825
		6,591,358
Independent Power and Renewable Electricity Producers - 1.6%
Palomino Funding Trust I, 7.233%, 5/17/2028[2]	4,245,000	4,485,846

Total Utilities		11,077,204

TOTAL CORPORATE BONDS (Identified Cost $102,029,571)		104,538,170

ASSET-BACKED SECURITIES - 18.7%

ALLO Issuer LLC, Series 2023-1A, Class A2, 6.20%, 6/20/2053[2]	1,600,000	1,619,037
Centersquare Issuer LLC, Series 2024-1A, Class A2, 5.20%, 10/26/2054[2]	2,000,000	1,955,038
CF Hippolyta Issuer LLC,
Series 2020-1, Class B1, 2.28%, 7/15/2060[2]	2,113,712	1,317,847
Series 2021-1A, Class B1, 1.98%, 3/15/2061[2]	895,325	544,991
Cloud Capital Holdco LP, Series 2024-1A, Class A2, 5.781%, 11/22/2049[2]	2,000,000	1,993,963
Cogent Ipv4 LLC, Series 2024-1A, Class A2, 7.924%, 5/25/2054[2]	990,000	1,031,698
Commonbond Student Loan Trust, Series 2020-AGS, Class A, 1.98%, 8/25/2050[2]	406,128	365,703
Compass Datacenters Issuer II LLC, Series 2024-2A, Class A1, 5.022%, 8/25/2049[2]	1,500,000	1,503,711
DataBank Issuer,
Series 2021-2A, Class A2, 2.40%, 10/25/2051[2]	900,000	881,147
Series 2023-1A, Class A2, 5.116%, 2/25/2053[2]	1,350,000	1,342,619
ECMC Group Student Loan Trust, Series 2024-1A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.150%), 5.024%, 11/27/2073[2,5]	1,067,391	1,077,125
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

ECMC Group Student Loan Trust, (continued)
Series 2025-2A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.050%), 4.924%, 11/25/2074[2,5]	1,871,103	$1,866,758
FIP Master Funding LLC, Series 2024-1A, Class A1, 4.88%, 10/15/2054[2]	1,993,982	1,979,394
Flexential Issuer, Series 2021-1A, Class A2, 3.25%, 11/27/2051[2]	697,143	687,117
GGAM Master Trust International Ltd., Series 2025-1A, Class A, (Cayman Islands), 5.923%, 9/30/2060[2]	1,950,000	1,960,458
Goodgreen Trust, Series 2020-1A, Class A, 2.63%, 4/15/2055[2]	571,651	475,683
Hageman Capital Issuer Trust, Series 2025-1, Class A, 6.40%, 8/9/2056[2]	1,610,000	1,604,768
Horizon Aircraft Finance IV Ltd., Series 2024-1, Class A, (Cayman Islands), 5.375%, 9/15/2049[2]	2,437,500	2,461,425
Hotwire Funding LLC, Series 2023-1A, Class A2, 5.687%, 5/20/2053[2]	2,400,000	2,421,690
HTS Fund II LLC, Series 2025-1, Class A, 5.351%, 6/23/2045[2]	1,350,000	1,353,027
KREF Ltd., Series 2021-FL2, Class AS, (1 mo. U.S. Secured Overnight Financing Rate + 1.414%), 5.150%, 2/15/2039[2,5]	1,500,000	1,485,280
Lyra Music Assets Delaware LP, Series 2025-1A, Class A2, 5.604%, 9/20/2065[2]	1,296,629	1,307,434
Navient Education Loan Trust, Series 2025-A, Class A, 5.02%, 7/15/2055[2]	1,339,086	1,353,199
Navient Private Education Refi Loan Trust,
Series 2020-DA, Class A, 1.69%, 5/15/2069[2]	281,400	267,519
Series 2021-A, Class A, 0.84%, 5/15/2069[2]	217,661	200,036
Nelnet Student Loan Trust,
Series 2006-2, Class A7, (U.S. Secured Overnight Financing Rate 90 Day Average + 0.842%), 5.155%, 1/26/2037[2,5]	1,644,137	1,618,424
Series 2012-3A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.814%), 4.689%, 3/26/2040[2,5]	386,837	383,209
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1, 1.85%, 11/20/2050[2]	1,563,726	1,422,084
Oxford Finance Credit Fund III LP, Series 2025-A, Class A2, 5.878%, 8/14/2034[2]	1,900,000	1,924,501
Oxford Finance Funding LLC,
Series 2022-1A, Class A2, 3.602%, 2/15/2030[2]	1,333,344	1,316,152
Series 2023-1A, Class A2, 6.716%, 2/15/2031[2]	1,592,475	1,608,029

The accompanying notes are an integral part of the financial statements.

2

Credit Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Oxford Finance Funding LLC, (continued)
Series 2025-1A, Class A2, 5.413%, 2/15/2035[2]	1,300,000	$1,303,877
PEAR LLC,
Series 2021-1, Class A, 2.60%, 1/15/2034[2]	98,962	98,658
Series 2023-1, Class A, 7.42%, 7/15/2035[2]	986,493	1,011,447
Series 2024-1, Class A, 6.95%, 2/15/2036[2]	541,202	547,164
PHEAA Student Loan Trust, Series 2016-1A, Class A, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.264%), 5.139%, 9/25/2065[2,5]	290,103	292,538
Slam Ltd., Series 2021-1A, Class A, (Cayman Islands), 2.434%, 6/15/2046[2]	1,361,730	1,299,748
SLC Student Loan Trust, Series 2005-3, Class A4, (U.S. Secured Overnight Financing Rate 90 Day Average + 0.412%), 4.544%, 12/15/2039[5]	2,647,061	2,591,226
SLM Student Loan Trust,
Series 2011-2, Class A2, (U.S. Secured Overnight Financing Rate 30 Day Average + 1.314%), 5.189%, 10/25/2034[5]	290,729	292,016
Series 2013-6, Class A3, (U.S. Secured Overnight Financing Rate 30 Day Average + 0.764%), 4.639%, 6/26/2028[5]	885,001	877,109
SMB Private Education Loan Trust,
Series 2017-B, Class A2A, 2.82%, 10/15/2035[2]	14,297	14,232
Series 2017-B, Class A2B, (1 mo. U.S. Secured Overnight Financing Rate + 0.864%), 4.615%, 10/15/2035[2,5]	64,753	64,705
Series 2024-E, Class A1A, 5.09%, 10/16/2056[2]	820,687	829,896
Tricon American Homes, Series 2020- SFR1, Class A, 1.499%, 7/17/2038[2]	1,387,041	1,366,016

TOTAL ASSET-BACKED SECURITIES (Identified Cost $52,963,626)		51,917,698

COMMERCIAL MORTGAGE-BACKED SECURITIES - 20.8%

Agate Bay Mortgage Trust, Series 2016- 2, Class A3, 3.50%, 3/25/2046[2,6]	742,968	683,626
Brean Asset Backed Securities Trust,
Series 2021-RM2, Class A, 1.75%, 10/25/2061[2,6]	719,573	704,230
Series 2025-RM13, Class A1, 4.25%, 10/25/2065[2]	1,997,643	1,933,250
BX Trust, Series 2024-VLT4, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.491%), 5.242%, 6/15/2041[2,5]	1,900,000	1,897,316
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Credit Suisse Mortgage Capital Trust,
Series 2013-7, Class A6, 3.50%, 8/25/2043[2,6]	192,050	$178,526
Series 2018-J1, Class A2, 3.50%, 2/25/2048[2,6]	3,268,227	2,950,494
Fannie Mae REMICS,
Series 2020-48, Class DC, 2.50%, 7/25/2050	3,280,139	2,878,186
Series 2021-69, Class WJ, 1.50%, 10/25/2050	536,383	470,633
Finance of America Structured Securities Trust,
Series 2022-S6, Class A1, 3.00%, 7/25/2061[2]	1,323,166	1,326,678
Series 2025-S1, Class A1, 3.50%, 2/25/2075[2]	1,547,600	1,503,778
Flagstar Mortgage Trust, Series 2021- 8INV, Class A3, 2.50%, 9/25/2051[2,6]	699,021	583,963
Freddie Mac Multifamily Structured Pass- Through Certificates, Series K106, Class X1 (IO), 1.314%, 1/25/2030[6]	14,845,296	662,803
Freddie Mac REMICS,
Series 5189, Class CP, 2.50%, 6/25/2049	3,493,331	3,119,687
Series 5501, Class JL, 3.50%, 6/25/2048	1,850,000	1,544,101
GS Mortgage-Backed Securities Corp. Trust,
Series 2020-PJ3, Class A14, 3.00%, 10/25/2050[2,6]	201,852	176,211
Series 2021-INV1, Class A6, 2.50%, 12/25/2051[2,6]	672,070	601,210
Series 2021-PJ6, Class A8, 2.50%, 11/25/2051[2,6]	449,308	406,121
Series 2021-PJ9, Class A8, 2.50%, 2/26/2052[2,6]	525,929	473,401
Series 2022-PJ3, Class A6, 3.00%, 8/25/2052[2,6]	1,550,366	1,352,113
Hawaii Hotel Trust, Series 2025- MAUI, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.393%), 5.143%, 3/15/2042[2,5]	1,640,000	1,640,507
Imperial Fund Mortgage Trust,
Series 2021-NQM3, Class A1, 1.595%, 11/25/2056[2,6]	612,353	530,901
Series 2022-NQM2, Class A1, 3.638%, 3/25/2067[2,7]	1,085,152	1,058,073
J.P. Morgan Mortgage Trust,
Series 2016-3, Class 2A2, 2.50%, 10/25/2046[2,6]	398,689	374,983
Series 2019-INV3, Class A3, 3.50%, 5/25/2050[2,6]	493,530	449,763
Series 2019-INV3, Class A3A, 3.00%, 5/25/2050[2,6]	371,329	324,220
Series 2021-4, Class A3B, 2.00%, 8/25/2051[2,6]	2,230,667	1,777,039
Series 2022-INV3, Class A3B, 3.00%, 9/25/2052[2,6]	1,489,969	1,299,557

The accompanying notes are an integral part of the financial statements.

3

Credit Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JP Morgan Seasoned Mortgage Trust,
Series 2024-1, Class A3, 4.377%, 1/25/2063[2,6]	1,570,028	$1,509,676
Series 2025-1, Class A3, 3.688%, 1/25/2063[2,6]	1,078,720	972,015
Series 2025-1, Class A4, 3.688%, 1/25/2063[2,6]	2,413,652	2,271,525
JPMorgan Wealth Management, Series 2020-ATR1, Class A3, 3.00%, 2/25/2050[2,6]	1,779,483	1,536,388
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A, 2.428%, 4/5/2042[2,6]	1,000,000	887,348
NYMT Loan Trust, Series 2025-INV1, Class A1, 5.402%, 4/25/2060[2,7]	1,686,936	1,698,746
OBX Trust, Series 2024-NQM1, Class A1, 5.928%, 11/25/2063[2,7]	1,707,008	1,719,003
Oceanview Mortgage Loan Trust, Series 2020-1, Class A1A, 1.733%, 5/28/2050[2,6]	271,059	254,214
PCG LLC, Series 2023-1, (1 mo. U.S. Secured Overnight Financing Rate + 6.000%), 9.732%, 7/25/2029 (Acquired 07/24/2023, cost $179,992)[5,8]	179,992	179,983
Provident Funding Mortgage Trust,
Series 2021-2, Class A2A, 2.00%, 4/25/2051[2,6]	567,359	493,344
Series 2021-INV1, Class A1, 2.50%, 8/25/2051[2,6]	1,244,723	1,038,385
RCKT Mortgage Trust,
Series 2021-6, Class A1, 2.50%, 12/25/2051[2,6]	722,835	603,647
Series 2021-6, Class A5, 2.50%, 12/25/2051[2,6]	766,317	684,128
RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 3/25/2067[2]	728,569	741,822
Sequoia Mortgage Trust,
Series 2013-5, Class A1, 2.50%, 5/25/2043[2,6]	384,864	344,139
Series 2013-9, Class A1, 3.50%, 7/25/2043[2,6]	3,132,991	2,925,448
Series 2017-3, Class A19, 3.50%, 4/25/2047[2,6]	1,218,829	1,111,668
Series 2023-2, Class A4, 5.00%, 3/25/2053[2,6]	2,878,324	2,850,493
SWCH Commercial Mortgage Trust, Series 2025-DATA, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.443%), 5.193%, 2/15/2042[2,5]	1,500,000	1,483,452
Verus Securitization Trust, Series 2024-R1, Class A2, 5.47%, 9/25/2069[2,7]	1,373,618	1,373,863
WBHT Commercial Mortgage Trust, Series 2025-WBM, Class A, (1 mo. U.S. Secured Overnight Financing Rate + 1.742%), 5.492%, 6/15/2042[2,5]	1,360,000	1,361,444
	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

WinWater Mortgage Loan Trust, Series 2015-3, Class A1, 3.50%, 3/20/2045[2,6]	993,044	$927,342

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Identified Cost $59,731,662)		57,869,443

FOREIGN GOVERNMENT BONDS - 1.0%

Eagle Funding Luxco S.A.R.L (Mexico), 5.50%, 8/17/2030[2]
(Identified Cost $2,858,264)	2,865,000	2,917,754

U.S. GOVERNMENT AGENCIES - 20.1%

Mortgage-Backed Securities - 20.1%
Fannie Mae
Pool #MA4851, UMBS, 5.00%, 11/1/2042	2,918,514	2,967,725
Pool #FS5443, UMBS, 4.50%, 6/1/2043	2,820,196	2,812,421
Pool #FS9332, UMBS, 3.00%, 3/1/2050	1,890,986	1,716,757
Pool #FS4253, UMBS, 3.50%, 3/1/2050	2,870,420	2,693,991
Pool #FM6890, UMBS, 3.00%, 6/1/2050	1,549,267	1,398,378
Pool #CA6316, UMBS, 3.00%, 7/1/2050	1,297,543	1,151,641
Pool #FS1807, UMBS, 3.50%, 7/1/2051	3,293,612	3,084,218
Pool #FS1838, UMBS, 3.00%, 12/1/2051	3,603,024	3,225,104
Pool #BV5383, UMBS, 3.00%, 4/1/2052	2,091,090	1,871,033
Pool #MA4737, UMBS, 5.00%, 8/1/2052	3,074,519	3,086,886
Pool #MA4807, UMBS, 5.50%, 11/1/2052	1,938,246	1,976,938
Pool #CB6326, UMBS, 5.50%, 5/1/2053	2,232,610	2,272,274
Pool #FS9453, UMBS, 4.50%, 8/1/2053	2,789,008	2,736,939
Pool #FS6206, UMBS, 5.50%, 10/1/2053	3,516,763	3,611,579
Freddie Mac
Pool #SC0393, UMBS, 5.00%, 6/1/2043	2,399,543	2,424,706
Pool #SD8230, UMBS, 4.50%, 6/1/2052	3,950,897	3,878,268
Pool #SD1360, UMBS, 5.50%, 7/1/2052	2,913,196	2,973,439
Pool #QE9161, UMBS, 4.50%, 9/1/2052	3,237,445	3,176,427
Pool #SD8276, UMBS, 5.00%, 12/1/2052	5,444,101	5,461,455

The accompanying notes are an integral part of the financial statements.

4

Credit Series

Investment Portfolio - December 31, 2025

	PRINCIPAL AMOUNT1/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac (continued)
Pool #RJ0062, UMBS, 5.00%, 10/1/2053	3,491,946	$3,522,394

TOTAL U.S. GOVERNMENT AGENCIES (Identified Cost $55,831,078)		56,042,573

SHORT-TERM INVESTMENT - 1.2%

Dreyfus Government Cash Management, Institutional Shares, 3.65%[9]
(Identified Cost $3,333,598)	3,333,598	3,333,598

TOTAL INVESTMENTS - 99.4% (Identified Cost $276,747,799)		276,619,236
OTHER ASSETS, LESS LIABILITIES - 0.6%		1,548,125
NET ASSETS - 100%		$278,167,361

IO - Interest only

REIT - Real Estate Investment Trust

REMICS - Real Estate Mortgage Investment Conduits

UMBS - Uniform Mortgage-Backed Securities

1Amount is stated in USD unless otherwise noted.

2Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be liquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2025 was $124,944,905, which represented 44.9% of the Series’ Net Assets.

3Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of December 31, 2025.

4Security is perpetual in nature and has no stated maturity date.

5Floating rate security. Rate shown is the rate in effect as of December 31, 2025.

6Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of December 31, 2025.

7Represents a step-up bond that pays initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current coupon as of December 31, 2025.

8Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) and determined to be illiquid under the Fund’s Liquidity Risk Management Program. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of such securities at December 31, 2025 was $179,983, or 0.1% of the Series’ Net Assets.

9Rate shown is the current yield as of December 31, 2025.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

5

Credit Series

Statement of Assets and Liabilities

December 31, 2025

ASSETS:

Investments, at value (identified cost $276,747,799) (Note 2)	$276,619,236
Cash	2,930
Interest receivable	1,711,488
Receivable for fund shares sold	66,505
Dividends receivable	10,055
Prepaid expenses	6,700

TOTAL ASSETS	278,416,914

LIABILITIES:

Accrued fund accounting and administration fees[1]	32,522
Accrued management fees[1]	26,522
Accrued sub-transfer agent fees[1]	14,488
Accrued Chief Compliance Officer service fees[1]	2,263
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	82
Payable for fund shares repurchased	138,306
Professional fees payable	18,688
Other payables and accrued expenses	16,682

TOTAL LIABILITIES	249,553

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$278,167,361

NET ASSETS CONSIST OF:

Capital stock	$304,092
Additional paid-in-capital	295,150,671
Total distributable earnings (loss)	(17,287,402)

TOTAL NET ASSETS	$278,167,361

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($526,589/57,542 shares)	$9.15

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($44,301,076/4,841,652 shares)	$9.15

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class W ($233,339,696/25,510,011 shares)	$9.15

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

6

Credit Series

Statement of Operations

For the Year Ended December 31, 2025

INVESTMENT INCOME:

Interest (net of foreign taxes withheld, $10,327)	$14,309,427
Dividends	240,231

Total Investment Income	14,549,658

EXPENSES:

Management fees (Note 3)	732,340
Fund accounting and administration fees (Note 3)	99,999
Directors’ fees (Note 3)	39,686
Sub-transfer agent fees (Note 3)	39,091
Chief Compliance Officer service fees (Note 3)	9,576
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	401
Professional fees	70,089
Custodian fees	11,592
Miscellaneous	105,232

Total Expenses	1,108,006
Less reduction of expenses (Note 3)	(703,966)

Net Expenses	404,040

NET INVESTMENT INCOME	14,145,618

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	(1,128,468)

Net change in unrealized appreciation (depreciation) on investments	8,173,364

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	7,044,896

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,190,514

The accompanying notes are an integral part of the financial statements.

7

Credit Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/25	FOR THE YEAR ENDED 12/31/24
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$14,145,618	$14,122,017
Net realized gain (loss) on investments	(1,128,468)	(2,773,151)
Net change in unrealized appreciation (depreciation) on investments	8,173,364	2,035,328

Net increase (decrease) from operations	21,190,514	13,384,194

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(7,309)	(66)
Class I	(1,345,290)	(619)
Class W	(12,769,304)	(14,062,802)
Total distributions to shareholders	(14,121,903)	(14,063,487)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(8,026,081)	(11,901,054)

Net increase (decrease) in net assets	(957,470)	(12,580,347)

NET ASSETS:

Beginning of year	279,124,831	291,705,178

End of year	$278,167,361	$279,124,831

The accompanying notes are an integral part of the financial statements.

8

Credit Series

Financial Highlights - Class S

	FOR THE YEAR ENDED 12/31/25	FOR THE PERIOD 9/23/24[1] TO 12/31/24
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.93	$9.21
Income (loss) from investment operations:
Net investment income[2]	0.39	0.11
Net realized and unrealized gain (loss) on investments	0.23	(0.27)
Total from investment operations	0.62	(0.16)
Less distributions to shareholders:
From net investment income	(0.40)	(0.12)

Net asset value - End of period	$9.15	$8.93
Net assets - End of period (000’s omitted)	$527	$5
Total return[3]	7.01%	(1.73%	)

Ratios (to average net assets)/Supplemental Data:
Expenses	0.67%	0.63%	[4]
Net investment income	4.27%	4.40%	[4]
Series portfolio turnover	43%	35%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

9

Credit Series

Financial Highlights - Class I

	FOR THE YEAR ENDED 12/31/25	FOR THE PERIOD 9/23/24[1] TO 12/31/24
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.93	$9.21
Income (loss) from investment operations:
Net investment income[2]	0.41	0.11
Net realized and unrealized gain (loss) on investments	0.22	(0.26)
Total from investment operations	0.63	(0.15)
Less distributions to shareholders:
From net investment income	(0.41)	(0.13)

Net asset value - End of period	$9.15	$8.93
Net assets - End of period (000’s omitted)	$44,301	$111
Total return[3]	7.17%	(1.67%	)

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%	[4]
Net investment income	4.46%	4.46%	[4]
Series portfolio turnover	43%	35%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.00%	[5]	0.01%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

10

Credit Series

Financial Highlights - Class W

	FOR THE YEAR ENDED
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21

Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.93	$8.96	$8.74	$10.15	$10.60
Income (loss) from investment operations:
Net investment income[1]	0.44	0.43	0.38	0.30	0.23
Net realized and unrealized gain (loss) on investments	0.22	(0.03)	0.24	(1.42)	(0.22)
Total from investment operations	0.66	0.40	0.62	(1.12)	0.01
Less distributions to shareholders:
From net investment income	(0.44)	(0.43)	(0.38)	(0.28)	(0.24)
From net realized gain on investments	—	—	—	(0.01)	(0.22)
From return of capital	—	—	(0.02)	—	—
Total distributions to shareholders	(0.44)	(0.43)	(0.40)	(0.29)	(0.46)

Net asset value - End of year	$9.15	$8.93	$8.96	$8.74	$10.15
Net assets - End of year (000’s omitted)	$233,340	$279,009	$291,705	$265,822	$206,477
Total return[2]	7.57%	4.56%	7.30%	(11.13% )	0.02%

Ratios (to average net assets)/Supplemental Data:
Expenses*	0.10%	0.10%	0.10% [3]	0.10%	0.10%
Net investment income	4.87%	4.79%	4.31%	3.25%	2.23%
Series portfolio turnover	43%	35%	42%	44%	69%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.27%	0.28%	0.26%	0.26%	0.27%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the years.

3Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have decreased by less than 0.01%.

The accompanying notes are an integral part of the financial statements.

11

Credit Series

Notes to Financial Statements

1.	Organization

Credit Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares are only offered to discretionary investment accounts and other funds managed by the Advisor. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2025, 6.8 billion shares have been designated in total among 15 series, of which 100 million have been designated for each as Credit Series Class S common stock, Credit Series Class I common stock, Credit Series Class W common stock and Credit Series Class Z common stock. Class Z common stock is not currently offered for sale.

Class W shares represent fiduciary accounts where the Advisor has sole investment discretion.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service (the “Service”). The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by the Service. The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity,

12

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

13

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2025 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$56,042,573	$—	$56,042,573	$—
Corporate debt:
Communication Services	2,251,461	—	2,251,461	—
Consumer Discretionary	7,309,665	—	7,309,665	—
Energy	14,212,892	—	14,212,892	—
Financials	52,183,392	—	52,183,392	—
Health Care	2,362,819	—	2,362,819	—
Industrials	4,667,473	—	4,667,473	—
Materials	2,330,844	—	2,330,844	—
Real Estate	8,142,420	—	8,142,420	—
Utilities	11,077,204	—	11,077,204	—
Asset-backed securities	51,917,698	—	51,917,698	—
Commercial mortgage-backed securities	57,869,443	—	57,869,443	—
Foreign government bonds	2,917,754	—	2,917,754	—
Short-Term Investment	3,333,598	3,333,598	—	—
Total assets	$276,619,236	$3,333,598	$273,285,638	$—

There were no Level 3 securities held by the Series as of December 31, 2024 or December 31, 2025.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

14

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Asset-Backed Securities

The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e. loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Series may subsequently have to reinvest the proceeds at lower interest rates. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Mortgage-Backed Securities

The Series may invest in mortgage-backed securities (“MBS” or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the Series to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. For MBS, there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury. Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds

The Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2025.

15

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2025.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2025, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2022 through December 31, 2025.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made monthly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

16

Credit Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Series’ average daily net assets for investment advisory services.

Under the Agreement, personnel of the Advisor are responsible for management of the Series’ portfolio, the execution of securities transactions, and generally administer the affairs of the Fund. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an annual amount not to exceed 0.15% of the average daily net assets of the Class I and Class S shares of the Series. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the period ended December 31, 2025, the sub-transfer agency expenses incurred by Class S and Class I were $113 and $38,978 respectively.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I or Class W shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

Pursuant to an advisory fee waiver agreement, the Advisor has contractually agreed to waive the management fee for the Class W shares. The full management fee will be waived under this agreement because Class W shares are only available to discretionary investment accounts and other accounts managed by the Advisor. These clients pay a management fee to the Advisor that is separate from the Series’ expenses. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses, exclusive of the shareholder services fees and/or distribution and service (12b-1) fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 0.50% of the average daily net assets of the Class S and Class I shares and 0.10% of the average daily net assets of the Class W shares. These contractual waivers are expected

17

Credit Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

Pursuant to the advisory fee waiver, the Advisor waived $663,128 in management fees for Class W shares for the year ended December 31, 2025. In addition, pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $536 and $40,302 for Class I and Class W, respectively, for the year ended December 31, 2025. These amounts are included as a reduction of expenses on the Statement of Operations.

As of December 31, 2025, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2026	2027	2028	TOTAL
Class I	$—	$1	$536	$537
Class W	18,809	84,863	40,302	143,974

For the year ended December 31, 2025, the Advisor did not recoup any expenses that have been previously waived or reimbursed.

4.	Segment Reporting

In this reporting period, the Series adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Series’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Chief Legal Officer, President and Principal Executive Officer, Vice President, and Principal Financial Officer act as the Series’ CODM. The Series represents a single operating segment, as the CODM monitors the operating results of the Series as a whole and the Series’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Series’ portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Series’ financial statements.

5.	Purchases and Sales of Securities

For the year ended December 31, 2025, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $86,634,401 and $61,655,703, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $35,722,443 and $69,439,558, respectively.

18

Credit Series

Notes to Financial Statements (continued)

6.	Capital Stock Transactions

Transactions in Class S, Class I and Class W shares of Credit Series were:

CLASS S	FOR THE YEAR ENDED 12/31/25		FOR THE PERIOD 9/23/24 (COMMENCEMENT OF OPERATIONS) TO 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	77,798	$709,230	543	$5,000
Reinvested	801	7,309	7	66
Repurchased	(21,607)	(197,867)	—	—
Total	56,992	$518,672	550	$5,066

CLASS I	FOR THE YEAR ENDED 12/31/25		FOR THE PERIOD 9/23/24 (COMMENCEMENT OF OPERATIONS) TO 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,903,565	$44,440,497	12,338	$110,990
Reinvested	147,833	1,345,290	69	619
Repurchased	(222,148)	(2,025,775)	(5)	(49)
Total	4,829,250	$43,760,012	12,402	$111,560

CLASS W	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,070,714	$18,728,022	5,657,058	$50,237,463
Reinvested	1,399,539	12,696,520	1,555,976	13,922,979
Repurchased	(9,207,985)	(83,729,307)	(8,515,273)	(76,178,122)
Total	(5,737,732)	$(52,304,765)	(1,302,239)	$(12,017,680)

Approximately 84% of the shares outstanding (representing Class W) are fiduciary accounts where the Advisor has sole investment discretion.

7.	Line of Credit

The Fund has entered into a 364-day, $75 million credit agreement (the “line of credit”) with Bank of New York. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2026 unless extended or renewed. During the year ended December 31, 2025, the Series did not borrow under the line of credit.

8.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these

19

Credit Series

Notes to Financial Statements (continued)

8.	Financial Instruments (continued)

contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2025.

9.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. The portion of distributions that exceeds a Series’ current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including organization costs and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations, without impacting the Series’ net assets. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/25	ENDED 12/31/24
Ordinary income	$14,121,903	$14,063,487

At December 31, 2025, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of Investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$276,961,175
Unrealized appreciation	4,645,586
Unrealized depreciation	(4,987,525)
Net unrealized depreciation	$(341,939)
Undistributed ordinary income	$82,047
Capital loss carryforwards	$(17,026,601)
Other temporary differences (organization costs)	$912

As of December 31, 2025, the Series had net short-term capital loss carryforwards of $3,231,562 and net long-term capital loss carryforwards of $13,795,039, which may be carried forward indefinitely.

For the year ended December 31, 2025, the capital loss carryover utilized was $338,919.

11.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S.

20

Credit Series

Notes to Financial Statements (continued)

11.	Market Event (continued)

related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

21

Credit Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Credit Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Credit Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 23, 2026

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

22

Credit Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Month-End

2.	Fund Holdings - Quarter-End

3.	Shareholder Report - Annual

4.	Shareholder Report - Semi-Annual

5.	Financial Statement and Other Information - Annual

6.	Financial Statement and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCRE-12/25-AR

23

www.manning-napier.com

Manning & Napier Fund, Inc.

Callodine Equity Income Series

Callodine Equity Income Series

Investment Portfolio - December 31, 2025

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 101.3%

Communication Services - 4.1%
Interactive Media & Services - 4.1%
Match Group, Inc.	237,287	$7,661,997

Consumer Discretionary - 12.7%
Diversified Consumer Services - 2.6%
Perdoceo Education Corp.	168,227	4,934,098
Hotels, Restaurants & Leisure - 3.8%
Jack in the Box, Inc.	374,666	7,099,921
Multiline Retail - 0.8%
Target Corp.	15,000	1,466,250
Textiles, Apparel & Luxury Goods - 5.5%
Wolverine World Wide, Inc.	562,577	10,210,772
Total Consumer Discretionary		23,711,041

Consumer Staples - 11.0%
Consumer Staples Distribution & Retail - 0.1%
Walgreens Boots Alliance, Inc. - CVR[1]	384,320	211,376
Household Products - 9.5%
Spectrum Brands Holdings, Inc.	300,000	17,724,000
Tobacco - 1.4%
British American Tobacco plc - ADR (United Kingdom)	45,624	2,583,231
Total Consumer Staples		20,518,607

Energy - 18.9%
Energy Equipment & Services - 4.3%
Liberty Energy, Inc.	435,456	8,038,518
Oil, Gas & Consumable Fuels - 14.6%
Energy Transfer LP	930,000	15,335,700
Genesis Energy LP	470,287	7,336,477
Plains All American Pipeline LP	150,000	2,694,000
Shell plc - ADR	25,000	1,837,000
		27,203,177
Total Energy		35,241,695
Financials - 10.8%
Capital Markets - 5.6%
Blue Owl Capital, Inc.	700,000	10,458,000
Consumer Finance - 2.2%
Capital One Financial Corp.	16,535	4,007,423
Financial Services - 3.0%
Apollo Global Management, Inc.	5,000	723,800
Global Payments, Inc.	62,680	4,851,432
		5,575,232
Total Financials		20,040,655
	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care - 18.2%
Health Care Equipment & Supplies - 3.1%
Baxter International, Inc.	303,410	$5,798,165
Pharmaceuticals - 15.1%
GSK plc - ADR	215,000	10,543,600
Viatris, Inc.	1,400,000	17,430,000
		27,973,600
Total Health Care		33,771,765
Industrials - 3.5%
Building Products - 1.4%
Owens Corning	23,288	2,606,160
Professional Services - 2.1%
SS&C Technologies Holdings, Inc.	43,615	3,812,823
Total Industrials		6,418,983
Materials - 1.1%
Containers & Packaging - 1.1%
Graphic Packaging Holding Co.	132,763	1,999,411
Real Estate - 14.6%
Residential REITs - 1.0%
UDR, Inc.	50,000	1,834,000
Retail REITs - 5.5%
Realty Income Corp.	180,000	10,146,600
Specialized REITs - 8.1%
Extra Space Storage, Inc.	40,000	5,208,800
Four Corners Property Trust, Inc.	322,849	7,444,898
Millrose Properties, Inc.	84,162	2,513,919
		15,167,617
Total Real Estate		27,148,217
Utilities - 6.4%
Gas Utilities - 1.9%
UGI Corp.	92,604	3,466,168
Multi-Utilities - 4.5%
Algonquin Power & Utilities Corp. (Canada)	1,375,000	8,456,250
Total Utilities		11,922,418

TOTAL COMMON STOCKS (Identified Cost $189,893,616)		188,434,789

SHORT-TERM INVESTMENT - 0.2%

Dreyfus Government Cash Management, Institutional Shares, 3.65%[2]
(Identified Cost $451,375)	451,375	451,375

TOTAL INVESTMENTS - 101.5% (Identified Cost $190,344,991)		188,886,164
LIABILITIES, LESS OTHER ASSETS - (1.5%)		(2,863,154)
NET ASSETS - 100%		$186,023,010

The accompanying notes are an integral part of the financial statements.

1

Callodine Equity Income Series

Investment Portfolio - December 31, 2025

ADR - American Depositary Receipt

CVR - Contingent Value Rights

REIT - Real Estate Investment Trust

1Security has been valued using significant unobservable inputs.

2Rate shown is the current yield as of December 31, 2025.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of S&P Global Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

2

Callodine Equity Income Series

Statement of Assets and Liabilities

December 31, 2025

ASSETS:

Investments, at value (identified cost $190,344,991) (Note 2)	$188,886,164
Dividends receivable	430,120
Receivable for fund shares sold	69,311
Foreign tax reclaims receivable	393
Prepaid expenses	3,129

TOTAL ASSETS	189,389,117

LIABILITIES:

Accrued management fees[1]	139,233
Accrued sub-transfer agent fees[1]	68,167
Accrued fund accounting and administration fees[1]	20,898
Accrued Chief Compliance Officer service fees[1]	2,263
Accrued distribution and service (Rule 12b-1) fees (Class S)[1]	532
Payable for fund shares repurchased	3,104,757
Distributions payable	560
Other payables and accrued expenses	29,697

TOTAL LIABILITIES	3,366,107

Commitments and contingent liabilities[1]

TOTAL NET ASSETS	$186,023,010

NET ASSETS CONSIST OF:

Capital stock	$145,161
Additional paid-in-capital	185,699,161
Total distributable earnings (loss)	178,688

TOTAL NET ASSETS	$186,023,010

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($2,408,296/188,728 shares)	$12.76

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($173,124,783/13,509,511 shares)	$12.82

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class Z ($10,489,931/817,840 shares)	$12.83

1 See note 3 in Notes to the Financial Statements.

The accompanying notes are an integral part of the financial statements.

3

Callodine Equity Income Series

Statement of Operations

For the Year Ended December 31, 2025

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $108,043)	$6,466,773

EXPENSES:

Management fees (Note 3)	1,292,045
Sub-transfer agent fees (Note 3)	244,586
Fund accounting and administration fees (Note 3)	65,692
Directors’ fees (Note 3)	23,298
Chief Compliance Officer service fees (Note 3)	9,541
Distribution and service (Rule 12b-1) fees (Class S) (Note 3)	6,636
Professional fees	59,747
Custodian fees	7,551
Recoupment of past waived and/or reimbursed fees (Note 3)	1,530
Miscellaneous	76,407

Total Expenses	1,787,033
Less reduction of expenses (Note 3)	(36,787)

Net Expenses	1,750,246

NET INVESTMENT INCOME	4,716,527

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	13,727,756
Net change in unrealized appreciation (depreciation) on-
Investments in securities	(7,182,305)
Foreign currency and translation of other assets and liabilities	17

(7,182,288)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	6,545,468

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,261,995

The accompanying notes are an integral part of the financial statements.

4

Callodine Equity Income Series

Statements of Changes in Net Assets

	FOR THE	FOR THE
	YEAR ENDED	YEAR ENDED
	12/31/25	12/31/24
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,716,527	$4,109,033
Net realized gain (loss) on investments	13,727,756	15,550,815
Net change in unrealized appreciation (depreciation) on investments	(7,182,288)	1,590,928

Net increase (decrease) from operations	11,261,995	21,250,776

DISTRIBUTIONS TO SHAREHOLDERS (Note 10):

Class S	(233,746)	(251,377)
Class I	(18,420,378)	(16,285,632)
Class Z	(985,862)	(317,845)

Total distributions to shareholders	(19,639,986)	(16,854,854)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	60,345,293	60,593,825

Net increase (decrease) in net assets	51,967,302	64,989,747

NET ASSETS:

Beginning of year	134,055,708	69,065,961

End of year	$186,023,010	$134,055,708

The accompanying notes are an integral part of the financial statements.

5

Callodine Equity Income Series

Financial Highlights - Class S

	FOR THE YEAR ENDED		FOR THE
			PERIOD
			10/23/23[1] TO
	12/31/25	12/31/24	12/31/23
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.30	$12.24	$10.88
Income from investment operations:
Net investment income[2]	0.31	0.59	0.12
Net realized and unrealized gain (loss) on investments	0.43	2.35	1.34
Total from investment operations	0.74	2.94	1.46
Less distributions to shareholders:
From net investment income	(0.33)	(0.51)	(0.10)
From net realized gain on investments	(0.95)	(1.37)	—
Total distributions to shareholders	(1.28)	(1.88)	(0.10)

Net asset value - End of period	$12.76	$13.30	$12.24
Net assets - End of period (000’s omitted)	$2,408	$2,086	$132
Total return[3]	5.65%	23.75%	13.46%
Ratios (to average net assets)/Supplemental Data:
Expenses*	1.20% [4]	1.20%	1.20%	[5]
Net investment income	2.37%	4.21%	5.12%	[5]
Series portfolio turnover	70%	94%	27%	[6]

*For certain periods presented, the investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

N/A	0.32%	1.35%	[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

4Includes recoupment of past waived and/or reimbursed fees. Excluding this amount, the expense ratio (to average net assets) would have 1.14%.

5Annualized.

6Excludes securities received as a result of a contribution in-kind.

The accompanying notes are an integral part of the financial statements.

6

Callodine Equity Income Series

Financial Highlights - Class I

	FOR THE YEAR ENDED		FOR THE
			PERIOD
			10/23/23[1] TO
	12/31/25	12/31/24	12/31/23
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.34	$12.28	$10.91
Income from investment operations:
Net investment income[2]	0.34	0.55	0.11
Net realized and unrealized gain (loss) on investments	0.45	2.43	1.36
Total from investment operations	0.79	2.98	1.47
Less distributions to shareholders:
From net investment income	(0.36)	(0.55)	(0.10)
From net realized gain on investments	(0.95)	(1.37)	—
Total distributions to shareholders	(1.31)	(1.92)	(0.10)

Net asset value - End of period	$12.82	$13.34	$12.28
Net assets - End of period (000’s omitted)	$173,125	$129,182	$68,817
Total return[3]	5.98%	24.03%	13.51%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.95%	0.95%	0.95%	[4]
Net investment income	2.54%	3.99%	4.78%	[4]
Series portfolio turnover	70%	94%	27%	[5]

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.02%	0.39%	1.41%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Excludes securities received as a result of a contribution in-kind.

The accompanying notes are an integral part of the financial statements.

7

Callodine Equity Income Series

Financial Highlights - Class Z

	FOR THE YEAR ENDED		FOR THE
			PERIOD
			10/23/23[1] TO
	12/31/25	12/31/24	12/31/23
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$13.35	$12.28	$10.91
Income from investment operations:
Net investment income[2]	0.38	0.75	0.14
Net realized and unrealized gain (loss) on investments	0.42	2.25	1.33
Total from investment operations	0.80	3.00	1.47
Less distributions to shareholders:
From net investment income	(0.37)	(0.56)	(0.10)
From net realized gain on investments	(0.95)	(1.37)	—
Total distributions to shareholders	(1.32)	(1.93)	(0.10)

Net asset value - End of period	$12.83	$13.35	$12.28
Net assets - End of period (000’s omitted)	$10,490	$2,788	$117
Total return[3]	6.11%	24.24%	13.54%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.80%	0.80%	0.80%	[4]
Net investment income	2.87%	5.28%	5.91%	[4]
Series portfolio turnover	70%	94%	27%	[5]

*The investment advisor did not impose all or a portion of its management and/or other fees during the periods, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

0.03%	0.41%	1.65%	[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during the periods. Periods less than one year are not annualized.

4Annualized.

5Excludes securities received as a result of a contribution in-kind.

The accompanying notes are an integral part of the financial statements.

8

Callodine Equity Income Series

Notes to Financial Statements

1.	Organization

Callodine Equity Income Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Series’ investment objective is to seek to provide strong risk-adjusted total returns with low market correlation and preservation of capital.

The Series is authorized to issue three classes of shares (Class S, I, and Z). Each class is substantially the same, except that class specific distribution and shareholder servicing expenses are borne by the specific class of shares to which they relate.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). The investment sub-advisor of the Series is Callodine Capital Management, LP (“Callodine” or the “Sub-Advisor”), an affiliate of the Advisor. Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2025, 6.8 billion shares have been designated in total among 15 series, of which 100 million have been designated for each as Callodine Equity Income Series Class I common stock, Callodine Equity Income Series Class S common stock, and Callodine Equity Income Series Class Z common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. In these instances, fair value is measured by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Fair Value

The Series’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has designated the Advisor as the Fund’s valuation designee (Valuation Designee) to make all fair value determinations with respect to each Series’ portfolio investments. Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The Advisor has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Advisor makes fair value determinations. The Valuation Designee

9

Callodine Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Fair Value (continued)

provides periodic reporting to the Board on valuation matters. The Advisor’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. The Advisor may use a pricing service to obtain the value of the Fund’s portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund’s Board of Directors. Several pricing services are available, one or more of which may be used by the Advisor, as approved by the Board. A change in a pricing service or a material change in a pricing methodology for investments with no readily available market quotations will be reported to the Board by the Advisor in accordance with certain requirements.

GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value. Level 1 includes quoted prices (unadjusted) in active markets for identical financial instruments that the Series’ can access at the reporting date. Level 2 includes other significant observable inputs (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads). Level 3 includes unobservable inputs (including the Valuation Designee’s own assumptions in determining fair value). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2025 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Communication Services	$7,661,997	$7,661,997	$—	$—
Consumer Discretionary	23,711,041	23,711,041	—	—
Consumer Staples	20,518,607	20,307,231	—	211,376
Energy	35,241,695	35,241,695	—	—
Financials	20,040,655	20,040,655	—	—
Health Care	33,771,765	33,771,765	—	—
Industrials	6,418,983	6,418,983	—	—
Materials	1,999,411	1,999,411	—	—
Real Estate	27,148,217	27,148,217	—	—
Utilities	11,922,418	11,922,418	—	—
Short-Term Investment	451,375	451,375	—	—
Total assets	$188,886,164	$188,674,788	$—	$211,376

There were no Level 3 securities held by the Series as of December 31, 2024.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

10

Callodine Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that Class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2025, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2023 and the years ended December 31, 2024 through December 31, 2025.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may

11

Callodine Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates and Other Agreements

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets. The Advisor pays the Sub-Advisor out of the fee received from the Series at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor maintain the Series’ organization and generally administer the affairs of the Fund. The Advisor also selects and oversees the Sub-Advisor, who is responsible for management of the Series’ portfolio and the execution of securities transactions. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor and/or Sub-Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor and/or Sub-Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, Governance & Nominating Committee Chair and Lead Independent Director who each receive an additional annual stipend for these roles.

The Fund may enter into agreements with financial intermediaries pursuant to which the Fund may pay financial intermediaries for non-distribution related sub-transfer agency, administrative, sub-accounting, and other shareholder services in an amount not to exceed 0.15% of the average daily net assets of the Class S shares and Class I shares. Payments made pursuant to such agreements are generally based on the current assets and/or number of accounts of the Series attributable to the financial intermediary. Any payments made pursuant to such agreements may be in addition to, rather than in lieu of, any Distribution and Shareholder Services Fee payable under the Rule 12b-1 plan of the Fund. For the year ended December 31, 2025, the sub-transfer agency expenses incurred by Class S and Class I were $1,556 and $243,030, respectively.

Pursuant to an expense limitation agreement, Manning & Napier Advisors, LLC (the “Advisor”) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees (“excluded expenses”), do not exceed 0.95% of the average daily net assets of the Class I and Class S shares, and 0.80% of the average daily net assets of the Class Z shares. These contractual waivers are expected to continue indefinitely, and may not be amended or terminated by the Advisor without the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses does not apply to AFFE, which are expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period (i.e., the three year period following a waiver or reimbursement) preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

12

Callodine Equity Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates and Other Agreements (continued)

Pursuant to the separate expense limitation agreement, the Advisor waived or reimbursed expenses of $34,370 and $2,417 for Class I and Class Z, respectively, for the year ended December 31, 2025. These amounts are included as a reduction of expenses on the Statement of Operations.

For the year ended December 31, 2025, the Advisor recouped the following waivers and/or reimbursements previously recorded by the Series:

CLASS	RECOUPED AMOUNT
Class S	$1,530

As of December 31, 2025, the class specific waivers or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

CLASS	EXPIRING DECEMBER 31,
	2026	2027	2028	TOTAL
Class S	$—	$2,167	$—	$2,167
Class I	164,676	395,433	34,370	594,479
Class Z	113	4,595	2,417	7,125

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The Series compensates the distributor for distributing and servicing the Series’ Class S shares pursuant to a distribution plan adopted under Rule 12b-1 of the 1940 Act, regardless of expenses actually incurred. Under the agreement, the Series pays distribution and service fees to the distributor at an annual rate of 0.25% of average daily net assets attributable to Class S shares. There are no distribution and service fees on the Class I or Class Z shares. The fees are accrued daily and paid monthly.

Pursuant to a master services agreement, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets; 0.0075% on the next $15 billion of average daily net assets; and 0.0065% of average daily net assets in excess of $40 billion; plus a base fee of $18,400 per series. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent.

4.	Segment Reporting

In this reporting period, the Series adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Series’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s Chief Legal Officer, President and Principal Executive Officer, Vice President, and Principal Financial Officer act as the Series’ CODM. The Series represents a single operating segment, as the CODM monitors the operating results of the Series as a whole and the Series’ long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Series’ portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Series’ financial statements.

5.	Purchases and Sales of Securities

For the year ended December 31, 2025, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $177,934,845 and $124,885,824, respectively. There were no purchases or sales of U.S. Government securities.

13

Callodine Equity Income Series

Notes to Financial Statements (continued)

6.	Capital Stock Transactions

Transactions in Class S, Class I, and Class Z shares of Callodine Equity Income Series were:

CLASS S	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	127,430	$1,638,114	141,924	$1,941,114
Reinvested	18,023	231,645	18,119	248,317
Repurchased	(113,556)	(1,485,337)	(14,002)	(188,914)
Total	31,897	$384,422	146,041	$2,000,517

CLASS I	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	8,424,576	$111,977,447	4,914,037	$67,762,820
Reinvested	1,428,555	18,420,378	1,185,865	16,285,632
Repurchased	(6,025,884)	(78,570,984)	(2,022,999)	(28,232,885)
Total	3,827,247	$51,826,841	4,076,903	$55,815,567

CLASS Z	FOR THE YEAR ENDED 12/31/25		FOR THE YEAR ENDED 12/31/24
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	721,625	$9,585,637	181,810	$2,536,670
Reinvested	73,834	953,151	20,239	278,577
Repurchased	(186,437)	(2,404,758)	(2,748)	(37,506)
Total	609,022	$8,134,030	199,301	$2,777,741

7.	Line of Credit

The Fund has entered into a 364-day, $75 million credit agreement (the “line of credit”) with Bank of New York. Each series of the Fund may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Fund pays an annual fee on the unused commitment amount, payable quarterly, and is allocated among all the series of the Fund and included in miscellaneous expenses in the Statement of Operations for each series. The line of credit expires in September 2026 unless extended or renewed. During the year ended December 31, 2025, the Series borrowed for 5 days and the daily amount of borrowings outstanding under the line of credit was $11,000,000 with an interest rate of 5.07%. As of December 31, 2025, there was no borrowing outstanding.

8.	Financial Instruments

The Series may trade in instruments including options and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2025.

14

Callodine Equity Income Series

Notes to Financial Statements (continued)

9.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

10.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to losses deferred due to wash sales, dividend redesignation, utilization of tax equalization, partnership, contributed securities and real estate investment trusts. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2025, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $1,794,920 and decrease Total Distributable Earnings (Loss) by $1,794,920. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/25	FOR THE YEAR ENDED 12/31/24
Ordinary income	$12,569,759	$13,214,544
Long-term capital gains	$7,070,227	$3,640,310

At December 31, 2025, the identified cost of investments for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized depreciation were as follows:

Cost for federal income tax purposes	$191,497,768
Unrealized appreciation	19,391,748
Unrealized depreciation	(22,003,359)
Net unrealized depreciation	$(2,611,611)
Undistributed ordinary income	$2,388,990
Undistributed long-term capital gains	$401,309

11.	Market Event

Significant disruptions and volatility in the global financial markets and economies, like the current conditions caused by the Russian invasion of Ukraine, the conflict between Hamas and Israel in the Middle East and the COVID-19 pandemic, could negatively impact the investment performance of the Series. The global market and economic climate may become increasingly uncertain due to numerous factors beyond our control, including but not limited to, impacts on business operations in the U.S. related to the COVID-19 pandemic, such as supply chain disruptions and inflation, concerns related to unpredictable global market and economic factors, uncertainty in U.S. federal fiscal, tax, trade or regulatory policy and the fiscal, tax, trade or regulatory policy of foreign governments, rising interest rates, inflation or deflation, the availability of credit, performance of financial markets, armed conflicts, terrorism, natural or biological catastrophes, public health emergencies, or political uncertainty.

15

Callodine Equity Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Callodine Equity Income Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Callodine Equity Income Series (one of the funds constituting Manning & Napier Fund, Inc., referred to hereafter as the “Fund”) as of December 31, 2025, the related statement of operations for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2025 and for the period October 23, 2023 (commencement of operations) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the two years in the period ended December 31, 2025 and for the period October 23, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

New York, New York

February 23, 2026

We have served as the auditor of one or more investment companies in Manning & Napier Mutual Funds since 1992.

16

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17

Callodine Equity Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $5,001,507 or, if different, the maximum amount allowable under the tax law, as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 18.23%.

The Series designates $372,054, or 2.96% of the dividends distributed as Section 199A dividends.

The Series designates $5,428,311 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2025.

18

Callodine Equity Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov
On Manning & Napier’s web site	www.manning-napier.com

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-PORT, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling 1-(800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1.	Fund Holdings - Quarter-End
2.	Shareholder Report - Annual
3.	Shareholder Report - Semi-Annual
4.	Financial Statement and Other Information - Annual
5.	Financial Statement and Other Information - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. (the Fund) is managed by Manning & Napier. Manning & Napier Investor Services, Inc. (MNBD), an affiliate of Manning & Napier, is the distributor of the Fund shares. Manning & Napier has contracted Callodine Capital Management, LP, an affiliate of Manning & Napier and MNBD, to sub-advise the Callodine Equity Income Series.

MNCEI-12/25-AR

19

(b)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file the information required by Item 13 of Form N-1A.

The Financial Highlights are included with the Financial Statements under Item 7(a).

ITEM 8:	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9:	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10:	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Included under Item 7.

ITEM 11:	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included under Item 7.

ITEM 12:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 13:	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16:	Controls and Procedures

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 17:	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18:	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

Item 19:	Exhibits

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)	Not applicable.

(a)(3)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX-99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer

Manning & Napier Fund, Inc.

Date: March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Paul J. Battaglia

Paul J. Battaglia

President & Principal Executive Officer

Manning & Napier Fund, Inc.

Date: March 6, 2026

/s/ Jill Peeper

Jill Peeper

Treasurer and Principal Financial Officer

Manning & Napier Fund, Inc.

Date: March 6, 2026